UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08614

Brandes Investment Trust
(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 600
San Diego, CA 92130
(Address of principal executive offices) (Zip code)

Michael Glazer
Morgan, Lewis & Bockius LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071-3106
(Name and address of agent for service)

800-331-2979
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2015

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

INTERNATIONAL EQUITY FUND

GLOBAL EQUITY FUND

GLOBAL EQUITY INCOME FUND

GLOBAL OPPORTUNITIES VALUE FUND

EMERGING MARKETS VALUE FUND

INTERNATIONAL
SMALL CAP EQUITY FUND

CORE PLUS FIXED INCOME FUND

CREDIT FOCUS YIELD FUND

SEMI-ANNUAL REPORT

For the six months ended
March 31, 2015

Brandes International Equity Fund

Dear Shareholder,

The Brandes International Equity Fund I Shares (“The Fund”) gained 1.09% during the six months ended March 31, 2015, performing in line with its benchmark, the MSCI EAFE Index, which rose 1.13% during the same period.

In this letter, I will examine the sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the period. In addition, I will discuss the current outlook for the Fund.

The Markets
Many equity markets worldwide recorded gains for the six-month period, which was marked by a number of country and regional themes.

The Japanese market advanced due, in part, to news that the country’s gross domestic product grew in the three months ended December 31, 2014 after two back-to-back quarters of contraction. The European Central Bank (ECB) raised its economic forecasts for 2015 and 2016, which was viewed as a sign of confidence that many of the region’s economies may be on the road to recovery. News of the ECB’s €1 trillion-plus (US $1.1 trillion) economic stimulus package helped push euro zone markets higher during the first quarter of 2015.

Elsewhere, the picture was much less rosy for Brazil, whose equity market came under pressure due to a number of macroeconomic and political concerns, including its fiscal deficit, credit rating, alleged corruption scandal and currency depreciation.

The Fund
Our stock selections in financials and consumer staples served as main contributors to returns during the period. Notable performers within these sectors included Japanese insurers MS&AD Insurance Group Holdings and Sompo Japan Nipponkoa Holdings, as well as food & staples retailers Tesco and Royal Ahold, which are based in the United Kingdom and the Netherlands, respectively. Tesco’s shares improved as the market welcomed the retailer’s robust holiday sales and its new management team’s strategic direction. Other positive contributors included French automaker Renault, Ireland-based construction materials company CRH and Japan’s Mitsubishi Tanabe Pharma Corp.

During the period, the Fund’s allocation to energy detracted the most from returns, notably positions in Brazil’s Petrobras, Italy-based Eni and Spain’s Repsol. Also hurting performance were French multi-utility GDF Suez and South Korean steel maker POSCO.

Another main performance detractor was Embraer, the world’s fourth-largest aircraft manufacturer, with a leading position in the duopolistic market for regional jets and a strong 20% market share in business jets. While domiciled in Brazil, the company has substantial exposure to developed markets.

Embraer’s shares suffered after the company announced its fourth-quarter earnings that missed analyst estimates. The market seems to be extrapolating the

Brandes International Equity Fund

deep downturn in the global demand for business and regional jets, Embraer’s two primary businesses. There are also concerns over the recent short-term volatility in the company’s quarterly operating margins; but our analysis suggests that this is primarily the result of a temporary shift in product mix, which we believe should normalize over time.

We believe the current weakness in demand for regional and business jets is cyclical in nature, and we are optimistic that conditions will improve. Aging fleets should, in our view, drive demand for regional jets over the coming decade, while the business jet market seems to continue to heal from the over-supply experienced in the mid-2000s. The inventory of used business jets for sale, which serve as substitutes for new planes, has been declining relative to the total global installed base1 and is approaching what we consider normal levels. This indicates a potential increase in demand for new planes. We believe Embraer is well positioned to benefit from a recovery in its end markets as the company not only maintains a strong net-cash balance sheet, but also continues to strengthen its competitive position via a robust product development strategy.

Divested positions during the period were those in Mexican wireless telecom America Movil, Singapore-based Flextronics, two Japanese companies (Tokio Marine Holdings and Toyota) and a number of Europe-based holdings (U.K.-based Imperial Tobacco and media firm Sky, Germany’s Deutsche Telekom, Swedish Ericsson Telephone and Netherlands-based Unilever).

As we look around the globe, we continue to identify new value opportunities in emerging markets, such as the one we found in Hana Financial Group during the first quarter of 2015. Hana is the fourth-largest financial group in South Korea. Historically a retail bank with a strong position in private banking, the company has grown its asset base through a series of acquisitions, most recently acquiring a majority stake in Korea Exchange Bank, the fifth-largest South Korean bank with expertise in corporate banking and trade finance.

Over the past few months, concerns over the South Korean central bank’s policy rate cuts put pressure on the nation’s banks’ share prices. In Hana’s case, company-specific concerns have further weighed on its shares. While the company’s capital levels are adequate, Hana is not as overcapitalized as its Korean bank peers. The company’s net interest margins are also lower given its relatively high exposure to mortgages and large corporate customers. Additionally, the market seems skeptical of merger synergies when the full integration of Korea Exchange Bank is still a few years away. While management has been attempting to accelerate the unification between the two banks, a court ruled in favor of Korea Exchange Bank’s labor union pushing to maintain the banks as separate entities until February 2017 as per the original merger agreement.

1	Installed base refers to the number of units that have been sold and are being used.

Brandes International Equity Fund

In our opinion, these challenges have been more than accounted for in Hana’s share price. The bank trades at a deep discount to its tangible book value and at single-digit multiples of cash flow and earnings — much lower than its peers. We see risks in the merger with Korea Exchange Bank, but believe cost and revenue synergies will materialize with a successful integration. While capital levels may appear lower than Korean peers, our analysis suggests they are adequate and well within global standards. The company has a good track record of managing credit risk and has relatively low exposure to construction and real estate, two areas in South Korea which have been problematic in terms of credit quality over the last few years. Above all, we believe Hana’s market price offers a favorable risk/reward opportunity for long-term investors.

Outlook
As of March 31, 2015, the energy sector represented the Fund’s largest relative overweight, with holdings in Russia, other European countries and Brazil. In our view, the sector continues to hold a number of attractive investment opportunities, even after accounting for the recent fall in oil prices. Our energy holdings are concentrated in the large oil & gas businesses that operate globally across many parts of the hydrocarbon value chain. Along with what we see as compelling valuations, these companies feature good cost positions, are vertically integrated, and have developed — or are in the process of developing — a geographically diverse resource base. While we note that, to the extent the current excess supply of oil continues, there is risk that our energy-related holdings underperform the market, we remain optimistic about the long-term prospects for these companies.

Amid the dynamic market environment, our research analysts continue to scan the globe for companies with the potential to deliver above-average returns. We believe this is the best way we can help clients pursue their long-term financial goals.

We are excited about the prospects for the Brandes International Equity Fund and as always, thank you for your business and continued trust.

Sincerely yours,

The Brandes International Large-Cap Investment Committee
Brandes Investment Trust

Amelia Morris, CFA, Luiz Sauerbronn, Jeff Germain, CFA, Brent Woods, CFA, Shingo Omura, CFA

Brandes International Equity Fund

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests.  Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.

Net Interest Margin: Interest income generated by a financial institution minus the amount of interest paid to its lenders, divided by average earning assets.

Operating Margin: Operating income divided by net sales; used to measure a company’s operating efficiency.

Tangible Book Value: Book value minus intangible assets (e.g., goodwill).

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The MSCI EAFE (Europe, Australasia, Far East) Index with net dividends measures equity market performance of developed markets in Europe, Australasia, and the Far East. One cannot invest directly in an index.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes International Equity Fund is distributed by Quasar Distributors, LLC.

Brandes International Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Equity Fund – Class I from March 31, 2005 to March 31, 2015 and in the Morgan Stanley Capital International EAFE Index.

Value of $100,000 Investment vs Morgan Stanley Capital International
EAFE (Europe, Australasia and Far East) Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2015
	One	Five	Ten	Since
	Year	Years	Years	Inception(1)
Brandes International Equity Fund
Class A*	-1.27%	5.28%	4.10%	8.43%
Class A* (with maximum sales charge)	-6.95%	4.04%	3.48%	8.08%
Class C*	-2.06%	4.42%	3.29%	7.60%
Class E*	-1.47%	5.25%	4.12%	8.45%
Class I	-1.12%	5.44%	4.31%	8.67%
Morgan Stanley Capital International
EAFE Index	-0.92%	6.16%	4.95%	4.84%

(1)	The inception date is January 2, 1997.

*
Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to October 6, 2008 for Class E shares reflects the performance of Class I shares adjusted to reflect Class E expenses.

Brandes International Equity Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

March 31, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Equity Fund

Dear Shareholder,

The Brandes Global Equity Fund I Shares gained 0.52% during the six-month period ended March 31, 2015, underperforming the MSCI World Index, which returned 3.35% in the same period.

In this letter, I will examine the country-, sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period.  I will also discuss the current outlook for the Fund.

The Markets
Many equity markets worldwide recorded gains following a six-month period marked by a number of country and regional themes.

The U.S. market remained resilient due in large part to the relative strength of the economy. However, the market rally stalled in March due to concerns over the impact of a strong U.S. dollar on profits of large U.S.-based multinational firms. The Japanese market was buoyed by positive economic news and improved investor sentiment toward Abenomics — which refers to the economic policies advocated by Prime Minister Shinzo Abe. During the period, the European Central Bank (ECB) raised its economic forecasts for 2015 and 2016, which was viewed as a sign of confidence that many of the region’s economies may be on the road to recovery. News of the ECB’s €1 trillion-plus (US $1.1 trillion) economic stimulus package helped push euro zone markets higher during the period.

These positive themes were somewhat offset by worries over the glacial pace of global economic growth, continued oil-price weakness and uncertainties about when the Federal Reserve will raise interest rates. Volatility in a number of emerging markets amid geopolitical tensions in certain regions also added to investor concerns.

The Fund
The Fund’s underperformance relative to the benchmark during the six-month period was driven primarily by investments in Brazil and the United States. At the industry level, oil gas & consumable fuels, wireless telecommunication services and multi-utilities were the primary detractors of performance on a relative basis.

Among the Fund’s most significant performance detractors during the period were our Brazilian holdings Petrobras and TIM Participacoes.

Oil & gas company Petrobras has been in the news due to a variety of issues, including ongoing kickback/bribery allegations and their ramifications for company and government officials alike. While there are risks associated with owning Petrobras, the extreme negativity toward the company has resulted in further mispricing of its stock, in our opinion. We believe this environment has created a long-term opportunity to invest in one of the world’s leading global oil companies with attractive oil assets and long-term growth prospects.

Brandes Global Equity Fund

Additionally, a number of U.S.-based holdings detracted from performance during the period, including Chesapeake Energy, technology companies Microsoft and Western Digital, which had been strong performers in 2014, as well as Citigroup and Bank of America.

Chesapeake’s share price fell as natural gas prices continued to decline (down nearly 40% since November) and the company reported lower earnings and reduced capital expenditure guidance for the year. We believe, however, that natural gas prices are temporarily depressed and have the potential to recover over the long term.  Positive fundamentals for Chesapeake include its attractive land positions and assets that we believe are worth significantly more than the market has priced in at current depressed natural gas prices.

During the period, the Fund added a number of companies from a diverse set of countries and industries, which offer what we believe are attractive discounts to our estimates of intrinsic value: insurer American International Group (AIG); oil & gas company Apache Corp. and technology company Xilinx, all based in the United States; Brazilian jet manufacturer Embraer; and South Korea-based Hyundai Motor.

Embraer, a recent addition to the Fund, is the world’s fourth-largest aircraft manufacturer, with substantial exposure to both developed and emerging markets. The company designs, manufactures and markets mid-capacity passenger and corporate jets, as well as military aircraft. It also provides maintenance and repair for its global fleet. Embraer is currently the market leader in regional jets and has gained significant share in corporate jets over the past several years to become one of the leaders of that market as well. The market seems to be extrapolating the downturn in global demand for both business and regional jets, Embraer’s two primary businesses, driving the company’s share price lower in the period. Additionally, while the market has been worried about short-term volatility in quarterly operating margins, our analysis suggests that this is primarily the result of a temporary mix shift to lower margin small regional jets and weak corporate jet pricing, which should moderate over time.

We believe the current weakness in demand for regional and business jets is cyclical in nature, and we are optimistic that conditions will improve. Aging fleets should, in our view, drive demand for regional jets over the coming decade, while the business jet market seems to continue to heal from the over-supply experienced in the mid-2000s. The inventory of used business jets for sale, which serve as substitutes for new planes, has been declining relative to the total global installed base1 and is approaching what we consider normal levels. This indicates a potential increase in demand for new planes. We believe Embraer is well positioned to benefit from a recovery in its end markets as the company not only

1	Installed base refers to the number of units that have been sold and are being used.

Brandes Global Equity Fund

maintains a strong net-cash balance sheet, but also continues to strengthen its competitive position via a robust product development strategy. Above all, we hold the view that Embraer’s current share price offers an attractive margin of safety.

During the period, the Fund divested its positions in Japan-based Nippon Telegraph and Telephone (NTT), broadcasting firm Sky (formerly British Sky Broadcasting), Turkey-based bank Turkiye Garanti Bankasi, U.S.-based pharmaceutical firm Eli Lilly, as well as insurers Sompo Japan Nipponkoa Holdings (formerly NKSJ Holdings) and MS&AD Insurance.

The Fund’s largest industry overweight positions versus the benchmark include: autos — primarily in South Korea and Japan; food retailers — primarily in the United Kingdom; and pharmaceutical companies. The Fund has its largest underweights in the industrials and information technology sectors.

From an industry perspective, we are currently finding value in several companies in oil, gas & consumable fuels and are overweight relative to the benchmark. Moreover, we have continued to review potential additions to the Fund given the recent decline in oil prices.

The Fund’s most significant regional difference from the benchmark remained its U.S. underweight as the Fund’s investment team has struggled to find many undervalued companies there, following several years of a sustained market upturn that have generally pushed valuations higher. Nonetheless, we are finding pockets of value opportunities in select U.S. financial and technology companies.

With regard to currency, one of the most significant themes so far this year has been the continued appreciation of the U.S. dollar (USD) given quantitative easing in Europe and several initiatives to encourage inflation in Japan. While this has helped lead to strong stock performance in Europe and Japan this year, the gains for U.S.-based investors have been somewhat diminished due to the USD appreciation.

Our Outlook
Amid rising and declining markets, the Fund’s investment team remains focused on a disciplined, bottom-up security selection process and are willing to go wherever it can find the most attractive value opportunities.

At the close of the six-month period, the fundamental valuation levels of the Global Equity Fund remained more attractive than the MSCI World Index: The Fund had significantly lower price-to-book (P/B), price-to-earnings (P/E) and price-to-cash flow (P/CF) ratios and a higher dividend yield. As of March 31, 2015, the fundamentals for the Fund vs. the benchmark are as follows: P/B: 1.3x vs. 2.2x; P/E: 15.1x vs. 18.3x; P/CF: 6.8x vs. 11.2x; and dividend yield (I Shares, for the six-month period ended March 31, 2015): 3.09% vs. 2.37%.

Brandes Global Equity Fund

As always, thank you for your business and continued trust.

Sincerely yours,

The Brandes Global Large-Cap Investment Committee
Brandes Investment Trust

Brent Fredberg, Kenneth Little, CFA, Brian Matthews, CFA, Ted Kim, CFA, James Brown, CFA

Index Guide
The MSCI World Index with net dividends is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices.  This index includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

One cannot invest directly in an index.

Book Value: Assets minus liabilities. Also known as shareholders’ equity.

Free Cash Flow: Total cash flow from operations less capital expenditures.

Intrinsic Value: The actual value of a company or an asset based on an underlying perception of its true value.

Margin of Safety: The difference between our estimate of a business’s intrinsic value and its market price.

Price/Book: Price per share divided by book value per share.

Price/Cash Flow: Price per share divided by operating cash flow per share.

Price/Earnings: Price per share divided by earnings per share.

Brandes Global Equity Fund

Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

The declaration and payment of shareholder dividends are solely at the discretion of the issuer and are subject to change at any time.

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

Must be preceded or accompanied by a prospectus.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice. Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P., in the United States and Canada.

The Brandes Global Equity Fund is distributed by Quasar Distributors, LLC.

Brandes Global Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Equity Fund – Class I from its inception (October 6, 2008) to March 31, 2015 and in the Morgan Stanley Capital International World Index.

Value of $100,000 Investment vs Morgan Stanley
Capital International World Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2015
	One	Three	Five	Since
	Year	Years	Years	Inception(1)
Brandes Global Equity Fund
Class A*	1.08%	11.21%	8.30%	8.33%
Class A* (with maximum sales charge)	-4.73%	9.04%	7.03%	7.34%
Class C*	0.34%	10.41%	7.44%	7.48%
Class E	1.09%	11.23%	8.23%	8.33%
Class I	1.34%	11.50%	8.51%	8.55%
Morgan Stanley Capital
International World Index	6.03%	12.19%	10.01%	10.08%

(1)	The inception date is October 6, 2008.

*
Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses.  Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.

Brandes Global Equity Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Equity Income Fund

Dear Shareholder,

The Brandes Global Equity Income Fund I Shares gained 5.36% during the three-month period ended March 31, 2015, outperforming the MSCI World Index, which returned 2.31% in the same period.

In this letter, I will examine the country-, sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition.  I will also discuss the current outlook for the Fund.

The Markets
Many equity markets worldwide closed the first quarter with modest gains following a volatile period marked by a number of country and regional themes. The U.S. market remained resilient due in large part to the relative strength of the economy. However, the market rally stalled toward quarter end due to concerns over the impact of a strong U.S. dollar on profits of large U.S.-based multinational firms. The Japanese market was buoyed by positive economic news and improved investor sentiment toward Abenomics — which refers to the economic policies advocated by Prime Minister Shinzo Abe. During the quarter, the European Central Bank (ECB) raised its economic forecasts for 2015 and 2016, which was viewed as a sign of confidence that many of the region’s economies may be on the road to recovery. News of the ECB’s €1 trillion-plus (US $1.1 trillion) economic stimulus package helped push euro zone markets higher during the quarter.

These positive themes were somewhat offset by worries over the glacial pace of global economic growth, continued oil-price weakness and uncertainties about when the Federal Reserve will raise interest rates. Volatility in a number of emerging markets amid geopolitical tensions in certain regions also added to investor concerns.

The Fund
A diverse set of non-U.S. companies from a variety of industries helped boost Fund performance during the quarter.

The most significant contributors included France-based apparel & luxury goods maker LVMH, home improvement retailer Kingfisher plc, pharmaceutical firms Daiichi Sankyo (Japan) and Sanofi (France), Switzerland-based insurer Swiss Re AG, as well as U.K.-based food & staples retailer Tesco plc.

After experiencing declines in the fourth quarter of 2014, Tesco’s shares improved as the market welcomed the retailer’s robust holiday sales and its new management team’s strategic direction.

Other positive return contributors included two Netherlands-based companies: consumer goods manufacturer Unilever and food retailer Royal Ahold NV; and Japanese automaker Honda Motor.

Brandes Global Equity Income Fund

Honda has benefited from the weak Japanese yen, as the company derives a majority of sales internationally. Honda continues to trade at attractive valuations, currently at a slight premium to book value.

Among the Fund’s most significant performance detractors for the quarter were U.S.-based holdings Philip Morris International, software maker Microsoft and pharmaceutical firm Merck & Co.

Additional detractors in the period included France-based multi-utility GDF Suez, Brazil-based water and waste management company SABESP, U.S.-based medical equipment manufacturer Baxter International and U.K.-domiciled oil & gas company Royal Dutch Shell plc.

Our Outlook
The fundamental valuation levels of the Global Equity Income Fund are more attractive than the benchmark, with lower valuations and a higher dividend yield than the MSCI World Index.

At quarter end, the Fund’s largest country overweight position versus the benchmark was in the United Kingdom as the investment team has continued to uncover attractive opportunities in a wide range of industries there. Additionally, the Fund had its biggest overweight allocations versus the benchmark in the pharmaceuticals and tobacco industries.

The Fund had its largest underweight positions in the United States, as well as in the industrials and information technology sectors.

With regard to currency, one of the most significant themes so far this year has been the continued appreciation of the U.S. dollar (USD) given quantitative easing in Europe and several initiatives to encourage inflation in Japan. While this has helped lead to strong stock performance in Europe and Japan this year, the gains for U.S.-based investors have been somewhat diminished due to the USD appreciation.

Looking ahead, we are excited about the prospects for the Global Equity Income Fund. Leveraging Brandes’ more than four decades of experience and skill navigating global markets, the Fund’s investment team is focused on seeking potentially undervalued, solid dividend-issuing companies worldwide.

To find these companies, we remain committed to a disciplined, Graham-and-Dodd approach to stock selection and are willing to go anywhere in the world for the most attractive opportunities.

Brandes Global Equity Income Fund

Thank you for your business. We appreciate the trust you have placed in us.

Sincerely yours,

The Brandes Global Large-Cap Investment Committee
Brandes Investment Trust

Brent Fredberg, Kenneth Little, CFA, Brian Matthews, CFA, Ted Kim, CFA, James Brown, CFA

Index Guide
The MSCI World Index with net dividends is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices.  This index includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

One cannot invest directly in an index.

Book Value: Assets minus liabilities. Also known as shareholders’ equity.

Free Cash Flow: Total cash flow from operations less capital expenditures.

Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

The declaration and payment of shareholder dividends are solely at the discretion of the issuer and are subject to change at any time.

Past performance does not guarantee future results.

Brandes Global Equity Income Fund

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

Must be preceded or accompanied by a prospectus.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice. Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P., in the United States and Canada.

The Brandes Global Equity Income Fund is distributed by Quasar Distributors, LLC.

Brandes Global Equity Income Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Equity Income Fund – Class I from its inception (December 31, 2014) to March 31, 2015 and in the Morgan Stanley Capital International World Index.

Value of $100,000 Investment vs Morgan Stanley
Capital International World Index (Unaudited)

	Total Return Periods
	Ended March 31, 2015
	One	Since
	Month	Inception(1)
Brandes Global Equity Income Fund
Class A	-2.52%	5.57%
Class A (with maximum sales charge)	-8.12%	-0.50%
Class C	-2.25%	5.57%
Class I	-2.45%	5.36%
Morgan Stanley Capital
International World Index	-1.57%	2.31%

(1)	The inception date is December 31, 2014.

Brandes Global Equity Income Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Opportunities Value Fund

Dear Shareholder,

The Brandes Global Opportunities Value Fund I Shares gained 4.34% during the three-month period ended March 31, 2015, outperforming the MSCI ACWI (All Country World) Index, which returned 2.31% in the same period.

In this letter, I will examine the country-, sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition.  I will also discuss the current outlook for the Fund.

The Markets
Many equity markets worldwide closed the first quarter with modest gains following a volatile period marked by a number of country and regional themes. The U.S. market remained resilient due in large part to the relative strength of the economy. However, the market rally stalled toward quarter end due to concerns over the impact of a strong U.S. dollar on profits of large U.S.-based multinational firms. The Japanese market was buoyed by positive economic news and improved investor sentiment toward Abenomics — which refers to the economic policies advocated by Prime Minister Shinzo Abe. During the quarter, the European Central Bank (ECB) raised its economic forecasts for 2015 and 2016, which was viewed as a sign of confidence that many of the region’s economies may be on the road to recovery. News of the ECB’s €1 trillion-plus (US $1.1 trillion) economic stimulus package helped push euro zone markets higher during the quarter.

On the other hand, the picture was much less rosy for Brazil, whose equity market continued to come under pressure due to a number of macroeconomic and political concerns, including its fiscal deficit, credit rating, alleged corruption scandal and currency depreciation.

The Fund
Notable positive contributors were U.K.-domiciled electricity provider APR Energy, Italian construction materials company Italmobiliare Spa and U.K.-based food and staples retailer Tesco, whose shares increased as the market reacted positively to the company’s robust holiday sales and the new management team’s strategic direction.

During the quarter, small-cap APR Energy announced extensions of agreements on several power generation contracts, including those in Australia, Argentina, Indonesia, and several countries in Africa. Additionally, the company decided to exit Libya — where it previously had suspended electricity generation due to contract issues — and reassign the assets to new opportunities. The market responded favorably to these developments, leading APR’s share price to increase. Despite the stock appreciation, however, we believe APR continues to represent an attractive investment opportunity. In addition to what we see as compelling valuation, we appreciate that the company operates in a niche industry with what we believe are attractive growth prospects. Furthermore, APR has solid asset-backing and very modest maintenance capital expenditure requirements given the company’s young fleet.

Brandes Global Opportunities Value Fund

Other performance contributors in the period included a number of the Fund’s Japan-based holdings, most notably automaker Nissan Motor and machine tools manufacturer Fuji Machine Manufacturing.

Main performance detractors during the quarter were the Fund’s emerging-market holdings, especially those in the economically and politically struggling nation of Brazil. Marfrig Global Foods, Embraer and wireless telecom Tim Participacoes contributed negatively to returns. Embraer is the world’s fourth-largest aircraft manufacturer, with a leading position in the duopolistic market for regional jets and a strong 20% market share in business jets. While domiciled in Brazil, the company has substantial exposure to both developed and emerging markets.

Embraer’s shares suffered after the company announced its fourth-quarter earnings that missed analyst estimates. The market seems to be extrapolating the deep downturn in global demand for business and regional jets, Embraer’s two primary businesses. There are also concerns over the recent short-term volatility in the company’s quarterly operating margins; but our analysis suggests that this is primarily the result of a temporary shift in product mix, which we believe should normalize over time.

We believe the current weakness in demand for regional and business jets is cyclical in nature, and we are optimistic that conditions will improve. Aging fleets should, in our view, drive demand for regional jets over the coming decade, while the business jet market seems to continue to heal from the over-supply experienced in the mid-2000s. The inventory of used business jets for sale, which serve as substitutes for new planes, has been declining relative to the total global installed base1 and is approaching what we consider normal levels. This indicates a potential increase in demand for new planes. We believe Embraer is well positioned to benefit from a recovery in its end markets as the company not only maintains a strong net-cash balance sheet, but also continues to strengthen its competitive position via a robust product development strategy.

Apart from the Fund’s emerging-market holdings, Canadian juvenile products manufacturer Dorel Industries and U.S.-based oil & gas company Chesapeake Energy weighed on performance as well. Chesapeake’s shares fell as natural gas prices continued to decline (down nearly 40% since November), and the company reported lower earnings and reduced capital expenditure guidance for 2015. We believe, however, that current natural gas prices are temporarily depressed and have the potential to recover over the long term. Positive fundamentals for Chesapeake include its attractive land positions and assets that we believe are worth significantly more than the market has priced in at current depressed natural gas prices.

1	Installed base refers to the number of units of that have been sold and are being used.

Brandes Global Opportunities Value Fund

Our Outlook
At Brandes, our investment process focuses on a bottom-up analysis of individual companies. As such, the Fund’s country and industry weightings are the result of our research-driven stock selection, which can — and often do — differ from those of the benchmark.

We are finding few undervalued companies in the United States given the sustained general market upturn in the last few years. As a result, the Fund’s underweight to the country represented its largest regional difference from the benchmark at quarter end. On the contrary, we were significantly overweight Brazil, as we believe volatility and risk aversion facing many Brazilian companies led to a divergence between their share prices and their value potential.

From a sector perspective, we continue to find a number of attractive investment opportunities in energy, even after accounting for the recent fall in oil prices. Our energy holdings are concentrated in the large oil & gas businesses that operate globally across many parts of the hydrocarbon value chain. Along with what we see as compelling valuations, these companies feature good cost positions, are vertically integrated, and have developed — or are in the process of developing — a geographically diverse resource base.

In our opinion appealing investment opportunities exist throughout the world — across the market-capitalization spectrum and during any market cycle. But, in our view, capturing those with the best potential to generate alpha requires discipline and experience. With its “go anywhere” approach, combined with our extensive experience of investing across regions and market capitalizations, we believe the Brandes Global Opportunities Value Fund is well positioned to pursue attractive long-term return potential.

Thank you for your business and continued trust.

Sincerely yours,

The Brandes All-Cap Investment Committee
Brandes Investment Trust

Gerardo Zamorano, CFA, Ralph Birchmeier, CFA, Charles Brandes, CFA, Kenneth Little, CFA, Michael Hutchens, CFA

Brandes Global Opportunities Value Fund

Index Guide
The MSCI All Country World Index with net dividends measures equity market performance of developed and emerging markets.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

One cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible.

Diversification does not assure a profit or protect against a loss in a declining market.

Alpha: Measures the difference between a portfolio’s actual and expected returns given its risk level as measured by its beta. A positive alpha indicates the portfolio has performed better than its beta would predict, while a negative alpha indicates a portfolio has underperformed given the expectations established by its beta.

Operating Margin: Operating income divided by net sales; used to measure a company’s operating efficiency.

The declaration and payment of shareholder dividends are solely at the discretion of the issuer and are subject to change at any time.

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Brandes Global Opportunities Value Fund

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice. Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P., in the United States and Canada.

The Brandes Global Opportunities Value Fund is distributed by Quasar Distributors, LLC.

Brandes Global Opportunities Value Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Opportunities Value Fund – Class I from its inception (December 31, 2014) to March 31, 2015 and in the Morgan Stanley Capital International All Country World Index.

Value of $100,000 Investment vs Morgan Stanley
Capital International All Country World Index (Unaudited)

	Total Return Periods
	Ended March 31, 2015
	One	Since
	Month	Inception(1)
Brandes Global Opportunities Value Fund
Class A	-3.54%	4.66%
Class A (with maximum sales charge)	-9.07%	-1.36%
Class C	-3.64%	4.36%
Class I	-3.56%	4.34%
Morgan Stanley Capital International
All Country World Index	-1.55%	2.31%

(1)	The inception date is December 31, 2014.

Brandes Global Opportunities Value Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Emerging Markets Value Fund

Dear Shareholder,

The Brandes Emerging Markets Value Fund I Shares (“The Fund”) declined 17.72% during the six months ended March 31, 2015. For the same period, the MSCI Emerging Markets Index declined 2.26%.

In this letter, I will examine the sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period. In addition, I will discuss the current outlook for the Fund.

The Markets
Emerging-market equities (as measured by the MSCI Emerging Markets Index) declined by over 4% during the fourth quarter of 2014, but recovered some of the loss during the first three months of 2015.

Investor optimism improved in the first quarter of 2015 as central banks around the world remained accommodative, cutting interest rates to boost regional economies. Unscheduled interest rate cuts — already two so far this year — by India’s central bank benefited that country’s equity market. Meanwhile, investors who had been worried about China’s slowing economic growth welcomed the aggressive stimulus of the People’s Bank of China, which also cut interest rates in addition to lowering the banks’ reserve requirements to free up more funds for lending.

Elsewhere, the picture was much less rosy for Brazil, whose equity market came under pressure due to a number of macroeconomic and political concerns, including its fiscal deficit, credit rating, alleged corruption scandal and currency depreciation. Against this backdrop, Brazilian equities (as represented by the MSCI Brazil Index) declined more than 25% over the past six months.

The Fund
The largest performance detractors during the period were the Fund’s allocations to financials (especially banks) and utilities. Russia’s Sberbank, South Korean Hana Financial Group and Banco do Brasil were among the worst performers within the financials sector, while Brazil’s water utility SABESP and India-based Reliance Infrastructure weighed heavily on returns within the utilities sector.

From a country perspective, all of the Fund’s holdings in the politically and economically struggling nation of Brazil declined during the period, led by Petrobras and Marfrig Global Foods.

The integrated oil company Petrobras has been hit hard as it sifts through the consequences of the “Car Wash” corruption scandal and a lower oil price environment, both of which started in 2014. Speculation has permeated the market about when audited financial statements for 2014 would be released, if credit ratings agencies would further downgrade the company, and if high-ranking government and corporate officials would be implicated in the ongoing investigation.

Brandes Emerging Markets Value Fund

As shareholders with a long-term view, we are closely monitoring the situation at Petrobras. The recent decline in oil prices has not been an entirely negative event for the company. One of the largest drags on its profitability has been price caps on its retail/distribution business within Brazil. Since Petrobras does not have sufficient oil refining capacity in Brazil, it is forced to import products from the open market and subsequently sell them at state-controlled prices in the local market. With high oil prices, Petrobras has been forced to import these refined oil products at significantly higher costs than what the company is able to recover “at the pump” in the local Brazilian retail market. Essentially, Petrobras has been selling at a loss to Brazilian consumers, and this has negatively affected profits by over $40 billion cumulatively over the past four years. With the drop in oil prices, any future losses in the local Brazilian retail market could be mitigated as the declining costs of the imported oil products approach their local selling price.

We are cognizant of the many moving parts and the unknowns surrounding Petrobras, but our conviction for its long-term positive outlook has led us to maintain our allocation to the company through this crisis. We hold the view that the issues Petrobras faces have been more than priced in, and that the risk/reward tradeoff remains attractive.

Despite the overall negative performance, some of the Fund’s holdings performed well during the period. Latin American agriculture company Adecoagro, Russia-based Surgutneftegas and India’s Tata Chemicals contributed positively to returns. Adecoagro’s share price increased on the heels of strong 2014 EBITDA (earnings before interest, taxes, depreciation and amortization) growth and profits.

During the period, the investment team executed a number of transactions for the Fund. Full sells included India-based chemical manufacturers UPL Limited and Tata Chemicals, Mexico’s wireless telecom America Movil and Panamanian Banco Latinoamericano. Additionally, the investment team initiated a position in Brazil’s Cia Brasileira de Distribuicao (CBD) during the period.

Founded in 1948 as a pastry shop, CBD has grown into the largest food retailer in Brazil and owns a 43% economic stake (majority voting stake) in Via Varejo, the largest consumer electronics retailer in Brazil. The company also has a stake in the newly formed e-commerce company, Cnova, which recently initiated a public offering.

Given the difficult macroeconomic and political climate facing Brazil, it is not surprising that we are finding value in a company such as CBD. We believe the market is over-discounting issues that are not company-, or even industry-specific. In our opinion, CBD is well positioned to navigate a tougher economic environment such as the current one in Brazil. The company has a reputation for effective cost management and has passed many of the savings onto its customers in the form of lower prices. In addition to its economies of scale, we appreciate

Brandes Emerging Markets Value Fund

that CBD derives its profitability mainly from food retailing, an industry with more defensive characteristics. Furthermore, the company has a strong, net cash balance sheet, and traded at 5x cash flow as of March 31, 2015.

Other additions during the quarter included Luxembourg-domiciled steel maker Ternium, Argentina-based Arcos Dorados, which is McDonald’s largest franchisee operating in 20 countries across Latin America and the Caribbean, and Chilean electric utility Enersis.

Outlook
The past seven months have been challenging for the Brandes Emerging Markets Value Fund. As long-term minded value investors, we are fully aware that periods of poor performance can occur, and the Fund has not been immune to such periods. Our experience from 1997, 1998 and 2002 come to mind, with some market conditions during those times analogous with today: Russian crisis; a precipitous, unexpected decline in oil price; as well as political turmoil and economic slowdown in Brazil. In our opinion, it is during difficult times that one’s resolve is tested as behavioral biases creep in and risk aversion often drives sentiment, resulting in an environment where discipline becomes paramount.

Moreover, volatility often sparks opportunity, and our addition of Brazil-based CBD is an example of our efforts to exploit key junctures where price and value diverge, creating potential mispricing. The Fund’s weightings to companies in Brazil comprised its largest country allocation and overweight, with our holdings there fairly well diversified. They range from highly-regulated entities such as wireless telecommunication services provider TIM Participacoes and bank Banco do Brasil, to industrial and consumer-oriented companies such as Marfrig Global Foods and globally-diversified regional jet manufacturer Embraer.

At the close of the period, valuations for emerging-market equities were lower than those of many other equity asset classes. In this environment, we remain confident in the efficacy of our value process in uncovering potentially mispriced emerging-market companies, and are excited about the prospects for the Brandes Emerging Markets Value Fund.

Brandes Emerging Markets Value Fund

Thank you for your trust and continued support.

Sincerely yours,

The Brandes Emerging Markets Investment Committee
Brandes Investment Trust

Gerardo Zamorano, CFA, Christopher Garrett, CFA, Louis Lau, CFA, Douglas Edman, CFA, Greg Rippel, CFA

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.

Diversification does not guarantee a profit or protect from loss in a declining market.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.

Brandes Emerging Markets Value Fund

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The MSCI Emerging Markets Index with gross dividends measures equity market performance of emerging markets.

The MSCI Brazil Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. With 70 constituents, the index covers about 85% of the Brazilian equity universe.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes Emerging Markets Fund is distributed by Quasar Distributors, LLC.

Brandes Emerging Markets Value Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Emerging Markets Value Fund – Class I from March 31, 2005 to March 31, 2015 and in the Morgan Stanley Emerging Markets Index.

Value of $100,000 Investment vs Morgan Stanley
Capital Emerging Markets Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2015**
	One	Five	Ten	Since
	Year	Years	Years	Inception(1)
Brandes Emerging Markets Value Fund
Class A	-14.14%	-0.06%	7.55%	7.45%
Class A (with maximum sales charge)	-19.07%	-1.24%	6.92%	7.11%
Class C*	-14.70%	-0.79%	6.74%	6.65%
Class I	-13.83%	0.18%	7.79%	7.72%
Morgan Stanley Capital International
Emerging Markets Index	0.79%	2.08%	8.82%	6.73%

(1)	The inception date is August 20, 1996.

*	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.

**
Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Emerging Markets Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes Emerging Markets Value Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes International Small Cap Equity Fund

Dear Shareholder,

The Brandes International Small Cap Equity Fund I Shares (“The Fund”) declined 0.30% during the six months ended March 31, 2015. For the same period, the Fund’s benchmark, the S&P Developed Ex-U.S. SmallCap Index, gained 1.72%.

In this letter, I will examine the sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition during the period. In addition, I will discuss the current outlook for the Fund.

The Markets
International small-cap equities (as measured by the S&P Developed Ex-U.S. SmallCap Index) had a difficult fourth quarter in 2014, but recovered the loss during the first three months of 2015.

The Japanese market advanced due, in part, to news that the country’s gross domestic product grew in the three months ended December 31, 2014 after two back-to-back quarters of contraction. The European Central Bank (ECB) raised its economic forecasts for 2015 and 2016, which was viewed as a sign of confidence that many of the region’s economies may be on the road to recovery. News of the ECB’s €1 trillion-plus (US $1.1 trillion) economic stimulus package helped push euro zone markets higher during the first quarter of 2015.

On the other hand, the picture was much less rosy for Brazil, whose equity market came under pressure due to a number of macroeconomic and political concerns, including its fiscal deficit, credit rating, alleged corruption scandal and currency depreciation.

The Fund
During the period, the Fund’s allocations to consumer discretionary, financials and consumer staples weighed on relative returns. On an individual security basis, performance detractors included Brazil’s Marfrig Global Foods, Indian electric utility provider Reliance Infrastructure, U.K.-based Spirent Communications and Hong Kong-domiciled APT Satellite Holdings.

In stark comparison to its strong 2014 performance, Marfrig Global Foods saw its stock decline during the first three months of 2015 due to a number of factors, including the resignation of its CEO earlier this year, negative profitability in 2014 and continued high financial leverage. Additionally, the beef market, one of Marfrig’s main segments, continues to be challenging. Despite these headwinds, we remain convinced that Marfrig offers a favorable risk/reward tradeoff. The company has, in our opinion, the capability to improve its financial leverage situation, and is trading at near book value, an indication that the market may not be giving the share price enough credit for future earnings potential.

Brandes International Small Cap Equity Fund

The biggest contributor to relative returns was our lack of exposure to energy, the worst-performing sector within the index which lost over 35% in the last six months.  Additionally, our stock selection in industrials helped performance, with notable contributors including U.K.-based construction services company Balfour Beatty and Japanese electronic machinery manufacturer Fuji Machine Manufacturing. Also performing well were Italy’s construction material company Italcementi, British retailer Debenhams and Japanese furniture retailer Otsuka Kagu. Otsuka Kagu released a mid-term strategic plan in February, which provided a positive update on its new business model, shareholder return policy and corporate governance changes. We are highly supportive of the plan as is the market, which responded favorably. We reduced our allocation to Otsuka Kagu during the first quarter of 2015 following its stock price appreciation. We hold the view that while the company continues to offer a risk/reward tradeoff, it is not as attractive as it was in the beginning of the year.

During the period, we executed a number of transactions within the Fund. Among them, we exited the Fund’s positions in India’s battery maker Exide Industries, Japanese San-In Godo Bank and Canada-based electronics manufacturing services company Celestica. New purchases included Greek real-estate firm Grivalia Properties, as well as Premier Foods and De la Rue, both based in the United Kingdom.

De la Rue is the world’s largest commercial producer of printed banknotes, polymer substrates (i.e., the special paper on which banknotes are printed) and passports. The company has been involved in the production of more than 150 national currencies.

The company’s shares have been under pressure in recent months given pricing and margin pressures in its banknote printing and paper businesses. Our investment thesis for De la Rue is that the company offers a time arbitrage opportunity, meaning its market price seems to reflect a short-term outlook instead of the company’s long-term prospects. We believe the pricing issues are a reflection of a medium-term misalignment between banknote paper printing capacity and demand, which — in our opinion — will eventually find balance. Until then, we expect pricing to be negatively impacted, and we have factored this scenario into our assessment of the company’s intrinsic value. The market, on the other hand, appears to be pricing this business as if the company will experience a long-term, structural stepdown in margins.

Market pessimism on De la Rue’s prospects offered us a chance to buy a company trading at what we see as attractive valuations. The company has a good balance sheet and has historically generated high returns on invested capital and strong cash flow. Additionally, we like De la Rue’s potential diversifying aspects, as circumstances that would normally put pressure on other companies may actually

Brandes International Small Cap Equity Fund

benefit De la Rue. These include events such as inflation/hyperinflation, regime change, currency union break-ups and state dissolution.

Outlook
As of March 31, 2015, consumer discretionary remained the Fund’s largest sector weighting, led by companies in the household durables industry, such as Canada-based juvenile products manufacturer Dorel Industries and Mexican homebuilder Consorcio Ara. In contrast, the energy sector continued to represent an area that offered limited value potential to us.

From a country perspective, Japan continued to represent the Fund’s largest country weighting, followed by the United Kingdom, where our allocation increased by about 50% in the last six months, due to — among others — the additions of Premier Foods and De la Rue mentioned above.

As an asset class, international small-cap equity continues to trade at a discount to its U.S. small-cap counterpart. As of March 31, 2015, the S&P Developed Ex-U.S. SmallCap Index traded at 1.6x price-to-book, compared to 2.3x for the Russell 2000 Index. In this context, the Brandes International Small Cap Equity Fund offers even more attractive valuations, at 0.8x price-to-book as of March 31, 2015 — 50% lower than its benchmark.

We remain convinced that the Brandes International Small Cap Equity Fund is well positioned to pursue potentially overlooked value opportunities offering attractive long-term return prospects. Thank you for your business and continued trust.

Sincerely yours,

The Brandes Small-Cap Investment Committee
Brandes Investment Trust

Mark Costa, CFA, Yingbin Chen, CFA, Ralph Birchmeier, CFA, Luiz Sauerbronn

Brandes International Small Cap Equity Fund

Past performance does not guarantee future results.

Market conditions may impact performance.  The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in large capitalization companies. The Fund may invest in ETFs which are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange on which they trade, which may impact the Fund’s ability to sell its shares.

Diversification does not guarantee a profit or protect from loss in a declining market.

Current and future portfolio holdings are subject to risk.

Book Value: The total value of a company’s assets that shareholders would theoretically receive if the company were liquidated.

Price/Book: Price per share divided by book value per share.

Return on invested capital: Net income minus dividends divided by total capital; used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes International Small Cap Equity Fund

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The S&P Developed Ex-U.S. SmallCap Index with gross dividends measures the equity performance of small-capitalization companies from developed markets excluding the United States.

The Russell 2000 Index with gross dividends measures the performance of the small-capitalization segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index.

One cannot invest directly in an index.

The Brandes International Small Cap Equity Fund is distributed by Quasar Distributors, LLC.

Brandes International Small Cap Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Small Cap Fund – Class I from March 31, 2005 to March 31, 2015 and in the S&P Developed Small Cap – Excluding U.S. Index (“S&P Developed Small Cap – Ex. U.S. Index”) for the same period.

Value of $100,000 Investment vs S&P Developed
Small Cap – Ex. U.S. Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2015**
	One	Five	Ten	Since
	Year	Years	Years	Inception(1)
Brandes International Small Cap Fund
Class A	-2.00%	10.81%	6.90%	10.31%
Class A (with maximum sales charge)	-7.64%	9.50%	6.27%	9.96%
Class C*	-2.70%	9.99%	6.10%	9.48%
Class I	-1.81%	11.06%	7.16%	10.58%
S&P Developed Small Cap
Ex. U.S. Index	-2.76%	8.53%	6.91%	6.98%

(1)	The inception date is August 19, 1996.

*	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.

**
Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes International Small Cap Fund.  The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The

Brandes International Small Cap Equity Fund

private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Core Plus Fixed Income Fund

Dear Shareholder,

The Brandes Core Plus Fixed Income Fund I Shares (“The Fund”) gained 2.62% during the six-month period ended March 31, 2015, underperforming the Barclays U.S. Aggregate Bond Index, which rose 3.43%.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period.  I will also discuss how the Fund is positioned for the future.

The Markets
The combination of plunging oil prices and economic weakness in emerging markets and Europe led investors to continue seeking safety in U.S. Treasuries during the period. The 10-year U.S. Treasury yield declined 57 basis points in the six months ended March 31, 2015 to close the period at 1.92%.

In March, the Federal Reserve updated its economic predictions, and, based largely on its downward economic forecasts, investors generally concluded that the central bank would keep short-term interest rates lower for a longer-than-expected timeframe.

During much of the six-month period, credit continued to flow freely to virtually any company in the market, investors continued to accept less protection in many new bond issues, money continued virtually unabated to bonds and bond funds, spreads tightened and all-in yields went dramatically lower.1

Elsewhere, the European Central Bank (ECB) began its own quantitative easing program that caused interest rates across Europe to hit new all-time lows. With many euro-area government bonds trading at yields close to zero — or in some regions negative levels — foreign investors appeared to show stronger preference for U.S. debt.

The Fund
During the period, the largest detractor from performance was the Fund’s shorter average duration than the benchmark. We manage the Fund within a duration- controlled band of plus or minus 20% of the benchmark. Throughout the six-

1
All-in yield means, as to any Indebtedness, the yield thereof as calculated by the Administrative Agent (which calculation shall be final, conclusive and binding on all parties), whether in the form of interest rate, margin, original issue discount, upfront fees, an Adjusted Eurodollar Rate or Base Rate floor, or otherwise, in each case incurred or payable by the Borrower generally to all Lenders; provided that original issue discount and upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of the incurrence of the applicable Indebtedness); and provided, further, that “All-In Yield” shall not include arrangement fees, structuring fees and underwriting fees (regardless of whether paid in whole or in part to any or all Lenders) or other similar fees which are not paid to all Lenders of such Indebtedness. Source: http://www.sec.gov/Archives/edgar/data/1437578/000119312512433475/d379286dex1020.htm

Brandes Core Plus Fixed Income Fund

month period, we’ve maintained portfolio duration between 80% to 85% of the benchmark, as we’ve attempted to bias the Fund to perform well on a relative basis should rates start to rise.

The Fund’s weighting in corporate bonds was the largest positive contributor to relative performance. Within this area, we saw strong performance from securities in the utilities and industrials sectors.  Specifically within industrials, U.K.-based retailer Marks & Spencer and security monitoring firm ADT Inc. have contributed positively to returns.

The Fund’s underweight position versus the benchmark in the mortgage-backed security (MBS) sector also aided relative performance. The MBS sector saw negative excess returns relative to U.S. Treasury securities in the first quarter as the market has had to come to grips with supply that would not be backstopped by the Fed for the first time in a few years. The sustained rally in interest rates has exacerbated these concerns, giving way to fears that the supply of new-issue MBS could be greater this year than originally forecast, as the combination of low rates and continued improvement in consumer balance sheets could lead to strong purchase and refinance activity in the mortgage market.

During the six-month period, the Fund initiated three notable new positions and added to a few existing credits whose spreads drifted wider. In the fourth quarter of 2014, we purchased Tenet Healthcare bonds (8% coupon rate, maturing in August 2020 and a rating of B3/CCC+). Tenet Healthcare acquired Tenet Healthcare Vanguard Health Systems in late-2013 which increased leverage.  There has been meaningful post-merger cost cutting, has lead to growing cash flow. Additionally, the Affordable Care Act has been beneficial to the company on two fronts: 1) There has been a decline in bad debt expenses as less uninsured are flowing through Tenet hospitals and 2) Tenet is seeing growing volumes as more patients are willing to use hospitals due to having insurance.

Finally, we believe Tenet’s debt is well covered based on transaction values in the marketplace and the fact that the business historically has not been economically sensitive. The specific Tenet issue we purchased is the last of its high-cost debt.2  Therefore, we believe the company has strong incentive to call the bond when possible (first call date August 2015) and replace it with a lower-cost alternative.

We also made notable add-on purchases to existing credits: ADT Corp (3.5% coupon rate, maturing in July 2022 and a rating of Ba2/BB-) and Sappi Papier (8.375% coupon rate, maturing in July 2019 and a rating of Ba2/BB). ADT Corp was in the market with new-issue debt during the fourth quarter of 2014 to refinance existing bank debt. There was tepid demand for the new deal and it was eventually sized-down at $400 million from an initial target of $500 million and the

2	Cost of debt: The effective rate that a company pays on its current debt. Source: http://www.investopedia.com/terms/c/costofdebt.asp

Brandes Core Plus Fixed Income Fund

credit spread at pricing was widened 75 basis points from the initial price talk.  The noise around the new deal caused our bond to trade down and we took the opportunity to increase our weighting. The issue we purchased from Sappi Papier (South African Paper Company) is a high-coupon security with a call in June 2015. This specific security is the second-highest coupon outstanding and highest among Sappi Papier’s U.S. dollar issues. We view the issue as likely to be called this June. It is considered a first-lien paper — giving us a claim on physical plant assets.

In the first quarter of 2015, the Fund initiated two new positions: Tesco Plc and British Petroleum (BP). Tesco (5.50% coupon rate, maturing in November 2017 and a rating of Ba1/BB+) is a leading U.K.-based food retailer that has approximately 30% of the grocery market. The food staples & retailing industry is historically defensive in nature, but Tesco is facing increased competition from traditional grocers and discount retailers. In our view, these negative headwinds are offset by 1) scale, which allows Tesco to operate more efficiently compared to many of its competitors, 2) strong liquidity, and 3) asset coverage in the form of real estate. We believe the company’s potential longer-term margin erosion from increased competitive pressure is mitigated to a great extent by the short maturity of this security.

BP (3.506% coupon rate, maturing in March 2025 and a rating of A2/A) was the Fund’s first purchase in the energy sector since the dramatic selloff in the price of oil in the fourth quarter of 2014. As an integrated energy major (i.e., one of the world’s biggest oil producers), we believe BP is better positioned than many in the industry to weather the slump in oil prices. BP is able to derive revenues from segments that are less tied to the absolute price of oil such as refining and downstream operations (i.e., service stations). BP has also been more aggressive in cutting costs than many of its peers.  The company is not without its issues, which include still unresolved liabilities related to the Gulf of Mexico spill in 2010 and some exposure to Russia, but we believe BP’s healthy cash balance and strong balance sheet mitigate most of these risks.

Our Outlook
The market has had pockets of volatility in the period where it became more interesting in certain sectors, providing us with opportunities to add to existing positions and purchase a few new securities. Overall, however, any backup in credit spreads has been largely met with robust buying. Therefore, we remain cautious.

A case in point is the high-yield energy sector, where we started to see some cracks forming in the first quarter of 2015. Two companies, Quicksilver Resources and BPZ Resources, filed for bankruptcy protection. Another company, American Eagle Energy Corp. seems to be headed down the bankruptcy path after it missed the first coupon payment on a $175-million bond it issued in August last year. Think about that for a minute: A company that was able to place a $175-million debt with seemingly eager buyers less than six months ago is likely headed to chapter 11 already.

Brandes Core Plus Fixed Income Fund

According to Bloomberg, there has been $120 billion in high-yield energy debt issued over the past three years.3  Our initial review of the high-yield energy sector is that there have been a large number of marginal businesses that have had access to cheap financing principally due the insatiable desire for any yield in the market. There is a lot of leverage in the sector and we believe there is a high potential for additional missed debt-service payments and/or for significant impairment to enterprise values if oil prices stay low for a prolonged period. We suspect there will be an increasing number of stories like American Eagle Energy Corp. in the coming months.

If there is disruption in the market due to debt impairments in the high-yield energy sector, selling pressure in the bank loan sector, or a more general uptick in market volatility, we stand ready to redeploy our cash and liquid U.S. Treasury into additional value opportunities.

We hold the view that these are unprecedented times in the bond markets — requiring discipline and vigilance — and where we continue to adhere to a measured and deliberate approach to security selection while selectively looking to add mispriced yield.

The Fund remains biased for higher interest rates. In this environment, we have a strong preference for asset-rich credits and shorter maturities. We believe that a careful path, rooted in  Graham-and-Dodd, value-based principles, remains the most prudent approach for protecting capital and adding value to the Fund over the coming years.

As always, thank you for your business and the trust you have placed in us.

Sincerely yours,

The Brandes Fixed Income Investment Committee
Brandes Investment Trust

Timothy Doyle, CFA, Chuck Gramling, CFA, David Gilson, CFA

3	Bloomberg News, “Driller that Skipped Bond Coupon Said to Start Debt Talks”, 3/24/15 http://www.bloomberg.com/news/articles/2015-03-24/driller-that-skipped-first-bond-coupon-said-to-start-debt-talks

Brandes Core Plus Fixed Income Fund

Past performance does not guarantee future results.

Market conditions may impact performance.  The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes, political instability, differences in financial reporting standards and less stringent regulation of securities markets; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States.  Stock and bond prices will experience market fluctuations.  Please note that the value of government securities and bonds in general have an inverse relationship to interest rates.  Bonds carry the risk of default, or the risk that an issuer will be unable to make income or principal payment.  There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information.  Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The Fund may hold illiquid securities which may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value. The Fund is actively managed, and may frequently buy and sell securities. Frequent trading increases a Fund’s portfolio turnover rate and may increase transaction costs, such as brokerage commissions and taxes, which in turn could detract from the Fund’s performance.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Core Plus Fixed Income Fund

Brandes Investment Partners®  is a registered trademark of Brandes Investment Partners, L.P., in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.

There is no assurance that a forecast will be accurate. Because of the many variables involved, an investor should not rely on forecasts without realizing their limitations.

Moody’s ratings (highest to lowest): Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with numerical modifiers 1, 2, and 3. Standard and Poor’s ratings (highest to lowest): AAA, AA, A, BBB, BBB-, BB+,BB, CCC, CC, C, D, with + or – signs to show relative standings within the major ratings categories.

Basis point: A unit that is equal to 1/100th of 1% and is used to denote a change in a financial instrument.

Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Enterprise value: Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Yield: annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Cash flow: Movement of money out of or into a business.

The Brandes Core Plus Fixed Income Fund is distributed by Quasar Distributors, LLC.

Brandes Core Plus Fixed Income Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Core Plus Fixed Income Fund – Class I from its inception (December 28, 2007) to March 31 2015 and in the Barclays Capital U.S. Aggregate Index.

Value of $100,000 Investment vs Barclays Capital
U.S. Aggregate Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2015
	One	Three	Five	Since
	Year	Years	Years	Inception(1)
Brandes Core Plus Fixed Income Fund
Class A*	3.92%	3.76%	5.29%	4.35%
Class A* (with maximum sales charge)	0.01%	2.46%	4.50%	3.81%
Class E*	4.03%	4.05%	5.46%	4.48%
Class I	4.18%	4.21%	5.65%	4.66%
Barclays Capital U.S. Aggregate Index	5.72%	3.10%	4.41%	4.87%

(1)	The inception date is December 28, 2007.

*
Performance shown prior to January 31, 2013 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to May 28, 2008 for Class E shares reflects the performance of Class I shares adjusted to reflect Class E expenses.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Core Plus Fixed Income Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Credit Focus Yield Fund

Dear Shareholder,

The Brandes Credit Focus Yield Fund I Shares (“The Fund”) gained 2.25% during the six-month period ended

March 31, 2015, underperforming the Barclays U.S. Intermediate Credit Bond Index, which rose 2.59%.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period.  I will also discuss how the Fund is positioned for the future.

The Markets
The combination of plunging oil prices and economic weakness in emerging markets and Europe led investors to continue seeking safety in U.S. Treasuries during the period. The 10-year U.S. Treasury yield declined 57 basis points in the six months ended March 31, 2015 to close the period at 1.92%.

In March, the Federal Reserve updated its economic predictions, and, based largely on its downward economic forecasts, investors generally concluded that the central bank would keep short-term interest rates lower for a longer-than-expected timeframe.

During much of the six-month period, credit continued to flow freely to virtually any company in the market, investors continued to accept less protection in many new bond issues, money continued virtually unabated to bonds and bond funds, spreads tightened and all-in yields went dramatically lower.1

Elsewhere, the European Central Bank (ECB) began its own quantitative easing program that caused interest rates across Europe to hit new all-time lows. With many euro-area government bonds trading at yields close to zero — or in some regions negative levels — foreign investors appeared to show stronger preference for U.S. debt.

The Fund
During the period, the largest detractor from performance was the Fund’s shorter average duration than the benchmark. We manage the Fund within a duration-controlled band of plus or minus 20% of the benchmark. Throughout the six-

1
All-in yield means, as to any Indebtedness, the yield thereof as calculated by the Administrative Agent (which calculation shall be final, conclusive and binding on all parties), whether in the form of interest rate, margin, original issue discount, upfront fees, an Adjusted Eurodollar Rate or Base Rate floor, or otherwise, in each case incurred or payable by the Borrower generally to all Lenders; provided that original issue discount and upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of the incurrence of the applicable Indebtedness); and provided, further, that “All-In Yield” shall not include arrangement fees, structuring fees and underwriting fees (regardless of whether paid in whole or in part to any or all Lenders) or other similar fees which are not paid to all Lenders of such Indebtedness. Source: http://www.sec.gov/Archives/edgar/data/1437578/000119312512433475/d379286dex1020.htm

Brandes Credit Focus Yield Fund

month period, we’ve maintained portfolio duration between 80% to 85% of the benchmark, as we’ve attempted to bias the Fund to perform well on a relative basis should rates start to rise.

The Fund’s weighting in corporate bonds was the largest positive contributor to relative performance. Within this area, we saw strong performance from securities in the utilities and industrials sectors.  Specifically within industrials, U.K.-based retailer Marks & Spencer and security monitoring firm ADT Inc. have contributed positively to returns.

During the six-month period, the Fund initiated three notable new positions and added to a few existing credits whose spreads drifted wider. In the fourth quarter of 2014, we purchased Tenet Healthcare bonds (8% coupon rate, maturing in August 2020 and a rating of B3/CCC+). Tenet Healthcare acquired Tenet Healthcare Vanguard Health Systems in late-2013 which increased leverage.  There has been meaningful post-merger cost cutting, which has led to growing cash flow. Additionally, the Affordable Care Act has been beneficial to the company on two fronts: 1) There has been a decline in bad debt expenses as less uninsured are flowing through Tenet hospitals and 2) Tenet is seeing growing volumes as more patients are willing to use hospitals due to having insurance.

Finally, we believe Tenet’s debt is well covered based on transaction values in the marketplace and the fact that the business historically has not been economically sensitive. The specific Tenet issue we purchased is the last of its high-cost debt.2  Therefore, we believe the company has strong incentive to call the bond when possible (first call date August 2015) and replace it with a lower-cost alternative.

We also made notable add-on purchases to existing credits: ADT Corp (3.5% coupon rate, maturing in July 2022 and a rating of Ba2/BB-) and Sappi Papier (8.375% coupon rate, maturing in July 2019 and a rating of Ba2/BB). ADT Corp was in the market with new-issue debt during the fourth quarter of 2014 to refinance existing bank debt. There was tepid demand for the new deal and it was eventually sized-down at $400 million from an initial target of $500 million and the credit spread at pricing was widened 75 basis points from the initial price talk.  The noise around the new deal caused our bond to trade down and we took the opportunity to increase our weighting. The issue we purchased from Sappi Papier (South African Paper Company) is a high-coupon security with a call in June 2015. This specific security is the second-highest coupon outstanding and highest among Sappi Papier’s U.S. dollar issues. We view the issue as likely to be called this June. It is considered a first-lien paper — giving us a claim on physical plant assets.

2	Cost of debt: The effective rate that a company pays on its current debt. Source: http://www.investopedia.com/terms/c/costofdebt.asp

Brandes Credit Focus Yield Fund

In the first quarter of 2015, the Fund initiated two new positions: Tesco Plc and British Petroleum (BP). Tesco (5.50% coupon rate, maturing in November 2017 and a rating of Ba1/BB+) is a leading U.K.-based food retailer that has approximately 30% of the grocery market. The food staples & retailing industry is historically defensive in nature, but Tesco is facing increased competition from traditional grocers and discount retailers. In our view, these negative headwinds are offset by 1) scale, which allows Tesco to operate more efficiently compared to many of its competitors, 2) strong liquidity, and 3) asset coverage in the form of real estate. We believe the company’s potential longer-term margin erosion from increased competitive pressure is mitigated to a great extent by the short maturity of this security.

BP (3.506% coupon rate, maturing in March 2025 and a rating of A2/A) was the Fund’s first purchase in the energy sector since the dramatic selloff in the price of oil in the fourth quarter of 2014. As an integrated energy major (i.e., one of the world’s biggest oil producers), we believe BP is better positioned than many in the industry to weather the slump in oil prices. BP is able to derive revenues from segments that are less tied to the absolute price of oil such as refining and downstream operations (i.e., service stations). BP has also been more aggressive in cutting costs than many of its peers.  The company is not without its issues, which include still unresolved liabilities related to the Gulf of Mexico spill in 2010 and some exposure to Russia, but we believe BP’s healthy cash balance and strong balance sheet mitigate most of these risks.

Our Outlook
The market has had pockets of volatility in the period where it became more interesting in certain sectors, providing us with opportunities to add to existing positions and purchase a few new securities. Overall, however, any backup in credit spreads has been largely met with robust buying. Therefore, we remain cautious.

A case in point is the high-yield energy sector, where we started to see some cracks forming in the first quarter of 2015. Two companies, Quicksilver Resources and BPZ Resources, filed for bankruptcy protection. Another company, American Eagle Energy Corp. seems to be headed down the bankruptcy path after it missed the first coupon payment on a $175-million bond it issued in August last year. Think about that for a minute: A company that was able to place a $175-million debt with seemingly eager buyers less than six months ago is likely headed to chapter 11 already.

According to Bloomberg, there has been $120 billion in high-yield energy debt issued over the past three years.3  Our initial review of the high-yield energy sector is that there have been a large number of marginal businesses that have had access

3	Bloomberg News, “Driller that Skipped Bond Coupon Said to Start Debt Talks”, 3/24/15 http://www.bloomberg.com/news/articles/2015-03-24/driller-that-skipped-first-bond-coupon-said-to-start-debt-talks

Brandes Credit Focus Yield Fund

to cheap financing principally due the insatiable desire for any yield in the market. There is a lot of leverage in the sector and we believe there is a high potential for additional missed debt-service payments and/or for significant impairment to enterprise values if oil prices stay low for a prolonged period. We suspect there will be an increasing number of stories like American Eagle Energy Corp. in the coming months.

If there is disruption in the market due to debt impairments in the high-yield energy sector, selling pressure in the bank loan sector, or a more general uptick in market volatility, we stand ready to redeploy our cash and liquid U.S. Treasury into additional value opportunities.

We hold the view that these are unprecedented times in the bond markets — requiring discipline and vigilance — and where we continue to adhere to a measured and deliberate approach to security selection while selectively looking to add mispriced yield.

The Fund remains biased for higher interest rates. In this environment, we have a strong preference for asset-rich credits and shorter maturities. We believe that a careful path, rooted in  Graham-and-Dodd, value-based principles, remains the most prudent approach for protecting capital and adding value to the Fund over the coming years.

As always, thank you for your business and the trust you have placed in us.

Sincerely yours,

The Brandes Fixed Income Investment Committee
Brandes Investment Trust

Timothy Doyle, CFA, Chuck Gramling, CFA, David Gilson, CFA

Brandes Credit Focus Yield Fund

Past performance does not guarantee future results.

Market conditions may impact performance.  The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes, political instability, differences in financial reporting standards and less stringent regulation of securities markets; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States.  Stock and bond prices will experience market fluctuations.  Please note that the value of government securities and bonds in general have an inverse relationship to interest rates.  Bonds carry the risk of default, or the risk that an issuer will be unable to make income or principal payment.  There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information.  Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The Fund may hold illiquid securities which may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value. The Fund is actively managed, and may frequently buy and sell securities. Frequent trading increases a Fund’s portfolio turnover rate and may increase transaction costs, such as brokerage commissions and taxes, which in turn could detract from the Fund’s performance.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Credit Focus Yield Fund

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P., in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The Barclays U.S. Intermediate Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade U.S. corporate securities that have remaining maturities of greater than one year and less than ten years. This index is a total return index which reflects the price changes and interest of each bond in the index.

There is no assurance that a forecast will be accurate. Because of the many variables involved, an investor should not rely on forecasts without realizing their limitations.

Moody’s ratings (highest to lowest): Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with numerical modifiers 1, 2, and 3. Standard and Poor’s ratings (highest to lowest): AAA, AA, A, BBB, BBB-, BB+, BB, CCC, CC, C, D, with + or – signs to show relative standings within the major ratings categories.

Basis point: A unit that is equal to 1/100th of 1% and is used to denote a change in a financial instrument.

Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Enterprise value: Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Yield: annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Cash flow: Movement of money out of or into a business.

The Brandes Credit Focus Yield Fund is distributed by Quasar Distributors, LLC.

Brandes Credit Focus Yield Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Credit Focus Yield Fund – Class I from March 31, 2005 to March 31, 2015 as compared with the Barclays Capital U.S. Intermediate Credit Index.

Value of $100,000 Investment vs Barclays Capital
U.S. Intermediate Credit Index (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2015*
	One	Five	Ten	Since
	Year	Years	Years	Inception(1)
Brandes Credit Focus Yield Fund
Class A*	2.87%	5.18%	4.48%	5.86%
Class A* (with maximum sales charge)	-1.00%	4.38%	4.08%	5.59%
Class I	3.19%	5.50%	4.77%	6.14%
Barclays Capital U.S. Intermediate
Credit Index	4.30%	4.88%	5.19%	5.97%

(1)	The inception date is June 29, 2000.

*	Performance shown prior to March 1, 2012 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses.

**
Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Credit Focus Yield Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes Credit Focus Yield Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Investment Trust

Expense Example (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015 (the “Period”).

Actual Expenses
This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from each Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class A
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,010.30	1.18%	$5.91
Global Equity Fund	$1,000.00	$1,003.90	1.25%	$6.25
Global Equity Income Fund	$1,002.00	$1,057.81	1.25%	$3.17
Global Opportunities Value Fund	$1,001.00	$1,047.65	1.40%	$3.54
Emerging Markets Value Fund	$1,000.00	$ 821.60	1.37%	$6.22
International Small Cap Fund	$1,000.00	$ 996.10	1.40%	$6.97
Core Plus Fixed Income Fund	$1,000.00	$1,026.00	0.70%	$3.54
Credit Focus Yield Fund	$1,000.00	$1,020.60	0.95%	$4.79

	Class C
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,005.90	1.93%	$ 9.65
Global Equity Fund	$1,000.00	$1,000.20	2.00%	$ 9.97
Global Equity Income Fund	$1,002.00	$1,057.81	2.00%	$ 5.08
Global Opportunities Value Fund	$1,001.00	$1,044.64	2.15%	$ 5.42
Emerging Markets Value Fund	$1,000.00	$ 818.70	2.11%	$ 9.57
International Small Cap Fund	$1,000.00	$ 992.70	2.08%	$10.33

Brandes Investment Trust

	Class E
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,008.40	1.18%	$5.91
Global Equity Fund	$1,000.00	$1,003.80	1.25%	$6.24
Core Plus Fixed Income Fund	$1,000.00	$1,025.90	0.70%	$3.54

	Class I
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,010.90	1.00%	$5.01
Global Equity Fund	$1,000.00	$1,005.20	1.00%	$5.00
Global Equity Income Fund	$1,002.00	$1,055.71	1.00%	$2.54
Global Opportunities Value Fund	$1,001.00	$1,044.44	1.15%	$2.90
Emerging Markets Value Fund	$1,000.00	$ 822.80	1.12%	$5.09
International Small Cap Fund	$1,000.00	$ 997.00	1.15%	$5.73
Core Plus Fixed Income Fund	$1,000.00	$1,026.20	0.50%	$2.53
Credit Focus Yield Fund	$1,000.00	$1,022.50	0.70%	$3.53

Hypothetical Example for Comparison Purposes
This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Trust

	Class A
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,019.05	1.18%	$5.94
Global Equity Fund	$1,000.00	$1,018.70	1.25%	$6.29
Global Equity Income Fund	$1,002.00	$1,020.74	1.25%	$3.12
Global Opportunities Value Fund	$1,001.00	$1,018.97	1.40%	$3.49
Emerging Markets Value Fund	$1,000.00	$1,018.10	1.37%	$6.89
International Small Cap Fund	$1,000.00	$1,017.95	1.40%	$7.04
Core Plus Fixed Income Fund	$1,000.00	$1,021.44	0.70%	$3.53
Credit Focus Yield Fund	$1,000.00	$1,020.19	0.95%	$4.78

	Class C
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,015.31	1.93%	$ 9.70
Global Equity Fund	$1,000.00	$1,014.96	2.00%	$10.05
Global Equity Income Fund	$1,002.00	$1,016.99	2.00%	$ 4.98
Global Opportunities Value Fund	$1,001.00	$1,015.23	2.15%	$ 5.34
Emerging Markets Value Fund	$1,000.00	$1,014.36	2.11%	$10.60
International Small Cap Fund	$1,000.00	$1,014.56	2.08%	$10.45

	Class E
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,019.05	1.18%	$5.94
Global Equity Fund	$1,000.00	$1,018.70	1.25%	$6.29
Core Plus Fixed Income Fund	$1,000.00	$1,021.44	0.70%	$3.53

Brandes Investment Trust

	Class I
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,019.95	1.00%	$5.04
Global Equity Fund	$1,000.00	$1,019.95	1.00%	$5.04
Global Equity Income Fund	$1,002.00	$1,021.99	1.00%	$2.50
Global Opportunities Value Fund	$1,001.00	$1,020.22	1.15%	$2.87
Emerging Markets Value Fund	$1,000.00	$1,019.35	1.12%	$5.64
International Small Cap Fund	$1,000.00	$1,019.20	1.15%	$5.79
Core Plus Fixed Income Fund	$1,000.00	$1,022.44	0.50%	$2.52
Credit Focus Yield Fund	$1,000.00	$1,021.44	0.70%	$3.53

*
Expenses are equal to the Funds’ expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).  The Global Equity Income Fund and Global Opportunities Value Fund commenced operations on December 31, 2014.  Expenses for these two funds are equal to the Funds’ expense ratio for the period, multiplied by the average account value over the period, multiplied by 90/365.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited)

Shares		Value

COMMON STOCKS – 89.39%

Austria – 1.57%
352,810	Erste Group
	Bank AG	$8,673,534

Brazil – 3.91%
940,000	Banco Santander
	Brasil SA – ADR	4,145,400
1,223,030	Centrais Electricas
	Brasileiras SA – ADR	2,213,684
751,911	Companhia de
	Saneamento Basico	4,139,392
280,290	Embraer SA – ADR	8,618,917
148,934	Tim Participacoes
	SA – ADR	2,469,326
		21,586,719

China – 0.95%
403,000	China Mobile Ltd.	5,252,055

France – 11.97%
335,964	Carrefour SA	11,223,488
224,702	Compagnie De
	Saint – Gobain	9,866,020
919,957	GDF Suez	18,162,667
611,487	Orange SA	9,820,175
73,100	Renault SA	6,639,648
105,935	Sanofi	10,461,999
		66,173,997

Hong Kong – 1.31%
7,236,000	First Pacific Co. Ltd.	7,224,193

Ireland – 3.03%
337,238	CRH Plc	8,762,123
165,950	Willis Group
	Holdings Plc	7,995,471
		16,757,594

Italy – 7.07%
850,515	ENI SpA	14,720,778
2,745,912	Intesa Sanpaolo
	SpA Savings Shares	8,528,365
392,226	Italcementi Fabbriche
	Riunite Cemento SpA	3,125,459
4,166,774	Telecom Italia SpA(a)	4,878,865
8,304,250	Telecom Italia SpA
	Savings Shares	7,808,586
		39,062,053

Japan – 22.61%
361,200	Canon, Inc.	12,779,725
405,400	Dai Nippon
	Printing Co. Ltd.	3,937,707
828,202	Daiichi Sankyo Co. Ltd.	13,160,872
418,300	Honda Motor Co. Ltd.	13,654,542
551,500	Mitsubishi Tanabe
	Pharma Corp.	9,461,196
1,335,400	Mitsubishi UFJ
	Financial Group, Inc.	8,270,684
523,299	MS&AD Insurance
	Group Holdings	14,650,298
1,444,400	Nissan Motor Co. Ltd.	14,690,346
310,200	Sompo Japan
	Nipponkoa
	Holdings, Inc.	9,643,607
2,054,000	Sumitomo Mitsui
	Trust Holdings, Inc.	8,532,471
120,000	Taisho Pharmaceutical
	Co. Ltd.	8,916,277
144,600	Takeda Pharmaceutical
	Co. Ltd.	7,218,129
		124,915,854

Mexico – 1.50%
874,725	Cemex SAB
	de CV – ADR(a)	8,283,646

Netherlands – 2.58%
1,092,805	Aegon NV	8,628,384
284,732	Royal Ahold NV	5,610,870
		14,239,254

Russia – 3.18%
2,433,900	Gazprom OAO	5,790,560
74,200	Lukoil OAO	3,443,920
181,503	Lukoil OAO – ADR	8,336,433
		17,570,913

South Korea – 4.47%
273,980	Hana Financial
	Group, Inc.	7,087,181
44,250	Hyundai Mobis
	Co. Ltd.	9,801,623
35,794	POSCO	7,823,423
		24,712,227

Spain – 1.57%
465,215	Repsol SA	8,660,106

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

Shares		Value

Switzerland – 3.41%
71,820	Swiss Re AG	$6,927,611
636,137	UBS Group AG	11,928,276
		18,855,887

United Kingdom – 20.26%
2,575,866	Barclays Plc	9,297,618
1,769,084	BP Plc	11,467,442
1,721,149	G4S Plc	7,544,496
837,520	GlaxoSmithKline Plc	19,279,577
1,138,320	HSBC Holdings Plc	9,700,064
2,194,700	J. Sainsbury Plc	8,421,940
1,577,879	Kingfisher Plc	8,902,470
1,281,919	Marks & Spencer
	Group Plc	10,138,484
3,384,470	Tesco Plc	12,081,001
5,285,011	WM. Morrison
	Supermarkets Plc	15,104,181
		111,937,273
TOTAL COMMON STOCKS
(Cost $514,958,660)		$493,905,305

PREFERRED STOCKS – 4.44%

Brazil – 3.08%
2,133,350	Petroleo Brasileiro
	SA – ADR	12,992,102
262,163	Telefonica Brasil
	SA – ADR	4,008,472
		17,000,574

Russia – 1.36%
9,879,040	Surgutneftegaz OJSC	7,538,883

TOTAL PREFERRED STOCKS
(Cost $30,163,414)		$24,539,457

	Principal
	Amount	Value
REPURCHASE AGREEMENTS – 7.26%
State Street Bank and Trust Repurchase Agreement,
(Dated 03/31/15), due 04/01/15, 0.00% [Collateralized
by $14,815,000 Fannie Mae Bond, 2.26%, 10/17/22,
(Market Value $14,839,385)] (proceeds $14,548,417)	$14,548,417	$14,548,417
State Street Bank and Trust Repurchase Agreement,
(Dated 03/31/15), due 04/01/15, 0.00% [Collateralized
by $26,240,000 Fannie Mae Bond, 2.17%, 11/07/22,
(Market Value $26,095,680)] (proceeds $25,583,644)	25,583,644	25,583,644
TOTAL REPURCHASE AGREEMENTS (Cost $40,132,061)		$40,132,061
Total Investments (Cost $585,254,135) – 101.09%		$558,576,823
Liabilities in Excess of Other Assets – (1.09%)		(6,014,804)
TOTAL NET ASSETS – 100.00%		$552,562,019

Percentages are stated as a percent of net assets.

ADR American Depository Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2015 (Unaudited)

COMMON STOCKS
Aerospace & Defense	1.56%
Auto Components	1.77%
Automobiles	6.33%
Banks	11.62%
Building Products	1.79%
Capital Markets	2.16%
Commercial Services & Supplies	2.08%
Construction Materials	3.65%
Diversified Financial Services	1.31%
Diversified Telecommunication Services	4.07%
Electric Utilities	0.40%
Food & Staples Retailing	9.49%
Insurance	8.66%
Metals & Mining	1.42%
Multiline Retail	1.83%
Multi-Utilities	3.29%
Oil, Gas & Consumable Fuels	9.49%
Pharmaceuticals	12.40%
Specialty Retail	1.61%
Technology Hardware, Storage & Peripherals	2.31%
Water Utilities	0.75%
Wireless Telecommunication Services	1.40%
TOTAL COMMON STOCKS	89.39%

PREFERRED STOCKS
Diversified Telecommunication Services	0.72%
Oil, Gas & Consumable Fuels	3.72%
TOTAL PREFERRED STOCKS	4.44%

REPURCHASE AGREEMENTS	7.26%

TOTAL INVESTMENTS	101.09%
Liabilities in Excess of Other Assets	(1.09)%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited)

Shares		Value

COMMON STOCKS – 90.96%

Aerospace & Defense – 1.47%
99,320	Embraer SA	$763,988

Auto Components – 1.01%
2,370	Hyundai Mobis
	Co. Ltd.	524,968

Automobiles – 7.60%
28,700	Honda Motor Co. Ltd.	936,852
7,311	Hyundai Motor Co.	1,107,190
132,300	Nissan Motor Co. Ltd.	1,345,564
8,000	Toyota Motor Corp.	558,430
		3,948,036

Banks – 10.85%
35,232	Bank of America Corp.	542,221
149,458	Barclays Plc	539,470
21,986	Citigroup, Inc.	1,132,719
23,760	Erste Group Bank AG	584,119
67,603	HSBC Holdings Plc	576,071
98,800	Mitsubishi UFJ
	Financial Group, Inc.	611,909
9,560	PNC Financial Services
	Group, Inc.	891,374
13,869	Wells Fargo & Co.	754,474
		5,632,357

Beverages – 1.42%
7,690	PepsiCo, Inc.	735,318

Building Products – 1.55%
30,100	Masco Corp.	803,670

Capital Markets – 5.16%
21,200	Bank Of New York
	Mellon Corp.	853,088
12,878	State Street Corp.	946,919
46,930	UBS Group AG	879,990
		2,679,997

Communications Equipment – 1.06%
43,800	LM Ericsson Telefon
	AB Class B	549,907

Construction Materials – 1.97%
39,432	CRH Plc	1,024,523

Diversified Financial Services – 2.31%
14,730	Deutsche Boerse AG	1,202,095

Diversified Telecommunication
Services – 1.58%
875,400	Telecom Italia SpA
	Savings Shares	823,149

Electric Utilities – 1.12%
17,280	Exelon Corp.	580,781

Electronic Equipment, Instruments
& Components – 1.73%
39,530	Corning, Inc.	896,540

Food & Staples Retailing – 6.86%
18,157	Carrefour SA	606,568
144,800	J. Sainsbury Plc	555,655
27,084	Royal Ahold NV	533,712
276,980	Tesco Plc	988,691
307,400	WM. Morrison
	Supermarkets Plc	878,527
		3,563,153

Food Products – 1.00%
12,400	Unilever NV	518,164

Health Care Providers & Services – 1.90%
11,388	Express Scripts
	Holding Co.(a)	988,137

Hotels, Restaurants & Leisure – 1.57%
712,500	Genting
	Malaysia Berhad	812,951

Insurance – 4.02%
14,230	American International
	Group, Inc.	779,662
7,100	Swiss Re AG	684,851
16,500	Tokio Marine
	Holdings, Inc.	622,823
		2,087,336

Multiline Retail – 1.20%
78,900	Marks & Spencer
	Group Plc	624,007

Multi-Utilities – 2.06%
54,184	GDF Suez	1,069,752

Oil, Gas & Consumable Fuels – 9.47%
9,350	Apache Corp.	564,085
213,625	BP Plc	1,384,746
54,480	Chesapeake
	Energy Corp.	771,437

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

Shares		Value
48,000	ENI SpA	$830,788
169,770	Gazprom OAO	403,904
20,962	Lukoil OAO – ADR	962,785
		4,917,745

Pharmaceuticals – 11.59%
78,900	Daiichi Sankyo Co. Ltd.	1,253,792
71,700	GlaxoSmithKline Plc	1,650,523
13,599	Merck & Co., Inc.	781,670
33,554	Pfizer, Inc.	1,167,344
11,800	Sanofi	1,165,352
		6,018,681

Semiconductors & Semiconductor
Equipment – 1.06%
13,030	Xilinx, Inc	551,169

Software – 1.64%
21,000	Microsoft Corp.	853,755

Technology Hardware, Storage
& Peripherals – 4.05%
15,900	Canon, Inc.	562,563
720	Samsung Electronics
	Co. Ltd.	933,662
6,680	Western Digital Corp.	607,947
		2,104,172
Tobacco – 2.09%
24,790	Imperial Tobacco
	Group Plc	1,087,440

Wireless Telecommunication Services – 3.62%
18,800	America Movil
	SAB de CV – ADR	384,648
73,500	China Mobile Ltd.	957,881
32,300	Tim Participacoes
	SA – ADR	535,534
		1,878,063
TOTAL COMMON STOCKS
(Cost $41,643,555)		$47,239,854

PREFERRED STOCKS – 0.90%

Oil, Gas & Consumable Fuels – 0.90%
76,600	Petroleo Brasileiro
	SA – ADR	$466,494

TOTAL PREFERRED STOCKS
(Cost $965,693)		$466,494

	Principal
	Amount	Value
REPURCHASE AGREEMENTS – 8.52%
State Street Bank and Trust Repurchase Agreement, (Dated 03/31/15),
due 04/01/15, 0.00% [Collateralized by $4,505,000 Fannie Mae Bond,
2.26%, 10/17/22, (Market Value $4,512,415)] (proceeds $4,423,843)	$4,423,843	$4,423,843
TOTAL REPURCHASE AGREEMENTS (Cost $4,423,843)		$4,423,843
Total Investments (Cost $47,033,091) – 100.38%		$52,130,191
Liabilities in Excess of Other Assets – (0.38%)		(197,555)
TOTAL NET ASSETS – 100.00%		$51,932,636

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
ADR American Depository Receipt

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — March 31, 2015 (Unaudited)

COMMON STOCKS
Austria	1.13%
Brazil	2.50%
China	1.84%
France	5.47%
Germany	2.32%
Ireland	1.97%
Italy	3.18%
Japan	11.35%
Malaysia	1.57%
Mexico	0.74%
Netherlands	2.03%
Russia	2.63%
South Korea	4.94%
Sweden	1.06%
Switzerland	3.01%
United Kingdom	15.95%
United States	29.27%
TOTAL COMMON STOCKS	90.96%

PREFERRED STOCKS
Brazil	0.90%
TOTAL PREFERRED STOCKS	0.90%

REPURCHASE AGREEMENTS	8.52%

TOTAL INVESTMENTS	100.38%
Liabilities in Excess of Other Assets	(0.38)%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited)

Shares		Value

COMMON STOCKS – 80.60%

Automobiles – 2.00%
400	Honda Motor Co. Ltd.	$13,057

Banks – 3.49%
1,470	HSBC Holdings Plc	12,527
110	PNC Financial Services
	Group, Inc.	10,256
		22,783

Beverages – 4.44%
520	Compania Cervecerias
	Unidas SA – ADR	10,795
450	Diageo Plc	12,436
60	PepsiCo, Inc.	5,737
		28,968

Capital Markets – 2.12%
740	UBS Group AG	13,876

Commercial Services & Supplies – 1.95%
220	Bilfinger SE	12,716

Communications Equipment – 0.90%
470	LM Ericsson Telefon
	AB Class B	5,901

Construction Materials – 1.91%
480	CRH Plc	12,471

Diversified Financial Services – 2.00%
160	Deutsche Boerse AG	13,057

Electric Utilities – 3.65%
1,900	Companhia Paranaense
	de Energia	13,752
300	Exelon Corp.	10,083
		23,835

Food & Staples Retailing – 5.97%
2,290	J. Sainsbury Plc	8,788
490	Royal Ahold NV	9,656
2,950	Tesco Plc	10,530
3,490	WM. Morrison
	Supermarkets Plc	9,974
		38,948

Food Products – 1.41%
220	Unilever NV	9,193

Health Care Equipment & Supplies – 1.99%
190	Baxter International, Inc.	13,015

Insurance – 3.43%
660	Old Republic
	International Corp.	9,860
130	Swiss Re AG	12,540
		22,400

Multiline Retail – 1.43%
1,180	Marks & Spencer
	Group Plc	9,333

Multi-Utilities – 2.42%
800	GDF Suez	15,794

Oil, Gas & Consumable Fuels – 10.72%
2,470	BP Plc	16,011
100	Chevron Corp.	10,498
980	ENI SpA	16,962
440	Royal Dutch Shell Plc	13,084
270	Total SA	13,421
		69,976

Pharmaceuticals – 12.90%
1,000	Daiichi Sankyo Co. Ltd.	15,891
840	GlaxoSmithKline Plc	19,337
230	Merck & Co., Inc.	13,220
460	Pfizer, Inc.	16,003
200	Sanofi	19,752
		84,203

Semiconductors & Semiconductor
Equipment – 2.59%
400	Xilinx, Inc	16,920

Software – 2.49%
400	Microsoft Corp.	16,262

Specialty Retail – 2.08%
2,410	Kingfisher Plc	13,597

Textiles, Apparel & Luxury Goods – 2.43%
90	LVMH Moet Hennessy
	Louis Vuitton SE	15,839

Tobacco – 6.76%
250	British American
	Tobacco Plc	12,946
350	Imperial Tobacco
	Group Plc	15,353
210	Philip Morris
	International, Inc.	15,819
		44,118
The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

Shares		Value

Water Utilities – 1.52%
1,800	Companhia de
	Saneamento Basico	$9,909

TOTAL COMMON STOCKS
(Cost $503,344)		$526,171

PREFERRED STOCKS – 7.60%

Banks – 2.53%
790	Bank of America
	Corp., 4.000%	$16,503

Capital Markets – 5.07%
830	Goldman Sachs Group,
	Inc., 3.750%	16,625
780	Morgan Stanley, 4.000%	16,513
		33,138

TOTAL PREFERRED STOCKS
(Cost $47,618)		$49,641

REAL ESTATE
INVESTMENT TRUSTS – 1.47%
320	Outfront Media, Inc.	$9,574

TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $8,607)		$9,574

	Principal
	Amount	Value
REPURCHASE AGREEMENTS – 10.37%
State Street Bank and Trust Repurchase Agreement,
(Dated 03/31/15), due 04/01/15, 0.00% [Collateralized
by $70,000 Fannie Mae Bond, 2.26%, 10/17/22,
(Market Value $70,115)] (proceeds $67,683)	$67,683	$67,683
TOTAL REPURCHASE AGREEMENTS (Cost $67,683)		$67,683
Total Investments (Cost $627,252) – 100.04%		$653,069
Liabilities in Excess of Other Assets – (0.04%)		(238)
TOTAL NET ASSETS – 100.00%		$652,831

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Income Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — March 31, 2015 (Unaudited)

COMMON STOCKS
Brazil	3.62%
Chile	1.65%
France	9.93%
Germany	3.95%
Ireland	1.91%
Italy	2.60%
Japan	4.43%
Netherlands	2.89%
Sweden	0.90%
Switzerland	4.05%
United Kingdom	23.58%
United States	21.09%
TOTAL COMMON STOCKS	80.60%

PREFERRED STOCKS
United States	7.60%
TOTAL PREFERRED STOCKS	7.60%

REAL ESTATE INVESTMENT TRUSTS	1.47%

REPURCHASE AGREEMENTS	10.37%

TOTAL INVESTMENTS	100.04%
Liabilities in Excess of Other Assets	(0.04)%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited)

Shares		Value

COMMON STOCKS – 80.80%

Aerospace & Defense – 1.94%
850	Embraer SA – ADR	$26,138

Auto Components – 2.52%
90	Hyundai Mobis Co. Ltd.	19,935
1,000	Tachi-s Co. Ltd.	14,021
		33,956

Automobiles – 3.23%
400	Honda Motor Co. Ltd.	13,057
3,000	Nissan Motor Co. Ltd.	30,512
		43,569

Banks – 7.42%
830	Bank of America Corp.	12,774
3,507	Barclays Plc	12,659
520	Citigroup, Inc.	26,790
810	Erste Group Bank AG	19,913
420	KB Financial
	Group, Inc.	14,825
12,180	Sberbank of Russia	13,134
		100,095

Commercial Services & Supplies – 3.05%
7,280	APR Energy Plc	41,118

Construction & Engineering – 3.35%
7,260	Balfour Beatty Plc	25,858
400	Chudenko Corp.	7,785
1,500	Sanki Engineering
	Co. Ltd.	11,610
		45,253

Construction Materials – 3.99%
1,360	Cemex SAB de CV –
	ADR(a)	12,879
400	CRH Plc	10,393
1,440	Italmobiliare SpA
	Savings Shares	30,580
		53,852

Distributors – 1.48%
570	D’Ieteren SA	19,992

Diversified Financial Services – 3.34%
20,000	First Pacific Co. Ltd.	19,968
150	Groupe Bruxelles
	Lambert SA	12,436
3,600	Haci Omer Sabanci
	Holding AS	12,696
		45,100

Diversified Telecommunication
Services – 2.67%
9,820	Magyar Telekom
	Telecommunications
	Plc(a)	14,477
22,900	Telecom Italia SpA
	Savings Shares	21,533
		36,010

Electric Utilities – 1.94%
1,900	Companhia Paranaense
	de Energia	13,752
600	Reliance Infrastructure
	Ltd. – GDR	12,477
		26,229

Electrical Equipment – 1.07%
900	Futaba Corp.	14,469

Food & Staples Retailing – 7.13%
380	Carrefour SA	12,694
6,960	J. Sainsbury Plc	26,708
6,710	Tesco Plc	23,952
11,510	WM. Morrison
	Supermarkets Plc	32,895
		96,249

Food Products – 1.71%
170	Bongrain SA	10,594
9,900	Marfrig Global
	Foods SA(a)	12,470
		23,064

Household Durables – 3.98%
45,930	Consorcio ARA
	S.A.B. de C.V.(a)	19,211
720	Dorel Industries, Inc.	19,993
510	MDC Holdings, Inc.	14,535
		53,739

Household Products – 0.78%
7,680	McBride Plc(a)	10,567

Insurance – 1.00%
280	Willis Group
	Holdings Plc	13,490

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

Shares		Value

Machinery – 3.13%
1,730	Briggs & Stratton Corp.	$35,534
340	China Yuchai
	International Ltd.	6,712
		42,246

Metals & Mining – 1.47%
91	POSCO	19,890

Multiline Retail – 0.93%
11,320	Debenhams Plc	12,597

Multi-Utilities – 3.06%
1,300	GDF Suez	25,666
11,390	Iren SpA	15,590
		41,256

Oil, Gas & Consumable Fuels – 7.59%
3,110	BP Plc	20,159
1,210	Chesapeake
	Energy Corp.	17,134
1,200	ENI SpA	20,770
4,360	Gazprom OAO – ADR	20,557
520	Lukoil OAO – ADR	23,884
		102,504

Pharmaceuticals – 4.85%
1,100	Daiichi Sankyo Co. Ltd.	17,480
1,190	GlaxoSmithKline Plc	27,394
980	H. Lundbeck A/S	20,661
		65,535

Real Estate Management
& Development – 1.06%
2,860	LSL Property
	Services Plc	14,361

Semiconductors & Semiconductor
Equipment – 1.32%
400	Nuflare
	Technology, Inc.	17,773

Technology Hardware, Storage
& Peripherals – 1.34%
14	Samsung Electronics
	Co. Ltd.	18,155

Textiles, Apparel & Luxury Goods – 0.80%
1,600	TSI Holdings Co. Ltd.	10,784

Water Utilities – 1.59%
3,900	Companhia de
	Saneamento Basico	21,470

Wireless Telecommunication
Services – 3.06%
1,500	China Mobile Ltd.	19,549
28,820	Sistema JSFC	8,804
780	Tim Participacoes
	SA – ADR	12,932
		41,285

TOTAL COMMON STOCKS
(Cost $1,046,681)		$1,090,746

PREFERRED STOCKS – 5.83%

Automobiles – 2.00%
270	Hyundai Motor Co.	$26,936

Banks – 1.01%
4,366	Itausa – Investimentos
	Itau SA	13,693

Oil, Gas & Consumable Fuels – 2.82%
3,750	Petroleo Brasileiro
	SA – ADR	22,838
19,900	Surgutneftegaz OJSC	15,186
		38,024

TOTAL PREFERRED STOCKS
(Cost $81,526)		$78,653

REAL ESTATE
INVESTMENT TRUSTS – 2.54%
12,940	Macquarie Mexico
	Real Estate Management
	SA de CV	$20,385
1,020	Merlin Properties
	Socimi SA	13,907

TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $33,473)		$34,292

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

	Principal
	Amount	Value
REPURCHASE AGREEMENTS – 7.27%
State Street Bank and Trust Repurchase Agreement, (Dated 03/31/15),
due 04/01/15, 0.00% [Collateralized by $100,000 Fannie Mae Bond,
2.26%, 10/17/22, (Market Value $100,165)] (proceeds $98,149)	$98,149	$98,149
TOTAL REPURCHASE AGREEMENTS (Cost $98,149)		$98,149
Total Investments (Cost $1,259,829) – 96.44%		$1,301,840
Other Assets in Excess of Liabilities – 3.56%		48,013
TOTAL NET ASSETS – 100.00%		$1,349,853

Percentages are stated as a percent of net assets.

ADR American Depository Receipt
GDR Global Depository Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — March 31, 2015 (Unaudited)

COMMON STOCKS
Austria	1.47%
Belgium	2.40%
Brazil	6.43%
Canada	1.48%
China	1.95%
Denmark	1.53%
France	3.63%
Hong Kong	1.48%
Hungary	1.07%
India	0.92%
Ireland	1.77%
Italy	6.55%
Japan	10.19%
Mexico	2.38%
Russia	4.92%
South Korea	5.39%
Turkey	0.94%
United Kingdom	18.39%
United States	7.91%
TOTAL COMMON STOCKS	80.80%

PREFERRED STOCKS
Brazil	2.71%
Russia	1.12%
South Korea	2.00%
TOTAL PREFERRED STOCKS	5.83%

REAL ESTATE INVESTMENT TRUSTS
Mexico	1.51%
Spain	1.03%
TOTAL REAL ESTATE INVESTMENT TRUSTS	2.54%

REPURCHASE AGREEMENTS	7.27%

TOTAL INVESTMENTS	96.44%
Other Assets in Excess of Liabilities	3.56%
TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited)

Shares		Value

COMMON STOCKS – 83.42%

Argentina – 1.08%
2,539,532	Arcos Dorados
	Holdings, Inc.(e)	$12,519,893

Austria – 2.53%
1,192,088	Erste Group
	Bank AG	29,306,468

Brazil – 11.72%
400,956	Banco Bradesco SA	3,809,117
2,501,450	Banco do Brasil SA	18,034,612
2,445,449	Banco Santander
	Brasil SA – ADR	10,784,430
6,370,578	Centrais Electricas
	Brasileiras SA – ADR	11,530,746
5,487,700	Companhia de
	Saneamento Basico	30,210,678
768,910	Companhia
	Paranaense
	de Energia	5,565,265
653,734	Embraer SA – ADR	20,102,321
19,749,111	Marfrig Global
	Foods SA(a)	24,875,509
644,598	Tim Participacoes
	SA – ADR	10,687,435
1,419,243	Viver Incorporadora
	e Construtora SA(a)	35,575
		135,635,688

Chile – 1.02%
728,370	Enersis SA – ADR	11,843,296

China – 8.21%
189,878,000	Bosideng
	International
	Holdings Ltd.	20,282,374
3,433,934	Chaoda Modern
	Agriculture
	Holdings Ltd.(a)	194,892
1,457,400	China Mobile Ltd.	18,993,411
159,770	China Yuchai
	International Ltd.	3,153,860
16,913,000	Dongfeng Motor
	Group Co. Ltd.	27,051,306
11,976,377	Weiqiao Textile Co.	7,032,842
24,613,000	Yingde Gases
	Group Co. Ltd.	18,350,260
		95,058,945

Cyprus – 1.29%
2,566,350	Globaltrans
	Investment Plc –
	GDR(a)	11,544,307
1,392,075	TCS Group
	Holding
	Plc – GDR(a)	3,340,980
		14,885,287

Czech Republic – 1.37%
1,981,400	Telefonica Czech
	Republic AS	15,852,189

Hong Kong – 6.19%
3,993,800	Chow Tai Fook
	Jewellery Group Ltd.	4,306,382
21,503,899	First Pacific Co. Ltd.	21,468,811
12,615,500	Lifestyle
	International
	Holdings Ltd.	22,488,596
4,557,000	Luk Fook Holdings
	International Ltd.	12,707,172
3,014,500	Yue Yuen Industrial
	Holdings Ltd.	10,654,073
		71,625,034

Hungary – 3.16%
1,853,803	Chemical Works of
	Gedeon Richter Plc	25,430,037
7,582,204	Magyar Telekom
	Telecommunications
	Plc(a)	11,178,018
		36,608,055

India – 2.80%
1,549,850	Indian Oil
	Corp. Ltd.	9,129,767
3,350,998	Reliance
	Infrastructure Ltd.	23,259,796
		32,389,563

Indonesia – 1.51%
52,795,240	PT XL Axiata Tbk	17,541,714

Luxembourg – 4.11%
2,291,511	Adecoagro SA(a)	23,419,242
1,337,150	Ternium
	SA – ADR	24,162,301
		47,581,543

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

Shares		Value

Malaysia – 0.97%
9,795,200	Genting
	Malaysia Berhad	$11,176,163

Mexico – 2.53%
3,052,484	Cemex SAB
	de CV – ADR(a)	28,907,023
4,615,026	Desarrolladora
	Homex S.A.B.
	de CV(a)(b)(d)	157,625
13,687,865	Urbi Desarrollos
	Urbanos SA
	de CV(a)(b)(d)	224,340
		29,288,988

Pakistan – 1.04%
12,060,160	Nishat Mills Ltd.	12,087,961

Panama – 2.20%
252,580	Copa Holdings SA	25,503,002

Russia – 8.12%
5,839,078	Gazprom
	OAO – ADR	27,531,253
767,810	Lukoil OAO – ADR	35,265,513
1,825,100	Mobile
	TeleSystems OJSC	7,720,828
180,204,090	RusHydro OJSC	1,625,801
3,956,062	RusHydro
	OJSC – ADR	3,797,820
4,141,580	Sberbank of
	Russia – ADR	18,098,705
		94,039,920

Singapore – 0.50%
916,410	Haw Par Corp. Ltd.	5,742,796

South Korea – 14.07%
907,190	Hana Financial
	Group, Inc.	23,466,749
125,170	Hyundai Mobis
	Co. Ltd.	27,725,855
502,470	KB Financial
	Group, Inc.	17,736,600
600,510	KIA Motors Corp.	24,403,481
5,008	Lotte Confectionery
	Co. Ltd.	8,056,186
132,460	POSCO	28,951,516
13,409	Samsung Electronics
	Co. Ltd.	17,388,166
405,260	Shinhan Financial
	Group Co. Ltd.	15,225,546
		162,954,099

Turkey – 6.08%
3,721,730	Akbank TAS	10,917,793
4,081,492	Aygaz AS	14,884,859
2,155,730	Haci Omer Sabanci
	Holding AS	7,602,629
5,969,900	Selcuk Ecza Deposu
	Ticaret ve Sanayi AS	5,990,797
2,904,950	Turkiye Garanti
	Bankasi AS	9,473,294
13,196,400	Turkiye Vakiflar
	Bankasi Tao	21,537,437
		70,406,809

United Kingdom – 2.92%
1,103,391	APR Energy Plc	6,231,975
5,541,410	ITE Group Plc	14,837,264
789,980	Standard
	Chartered Plc	12,795,023
		33,864,262

TOTAL COMMON STOCKS
(Cost $1,206,366,626)		$965,911,675

PREFERRED STOCKS – 12.31%

Brazil – 6.40%
950,436	Banco
	Bradesco SA	$8,823,744
352,090	Companhia
	Brasileira de
	Distribuicao – ADR	10,499,324
1,168,010	Companhia
	Paranaense de
	Energia – ADR	12,240,745
3,983,329	Petroleo Brasileiro
	SA – ADR	24,258,474
1,196,161	Telefonica Brasil
	SA – ADR	18,289,302
		74,111,589

Colombia – 1.50%
1,927,969	Grupo Aval Acciones
	y Valores – ADR	17,293,881

Russia – 2.30%
2,426,034	Surgutneftegas
	OJSC – ADR	18,280,166

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

Shares		Value
11,019,015	Surgutneftegaz
	OJSC	$8,408,820
		26,688,986

South Korea – 2.11%
245,183	Hyundai Motor Co.	24,459,949

TOTAL PREFERRED STOCKS
(Cost $184,471,617)		$142,554,405

REAL ESTATE
INVESTMENT TRUSTS – 2.71%

Mexico – 2.71%
13,549,580	Macquarie Mexico
	Real Estate
	Management
	SA de CV	$21,345,686
4,996,723	PLA Administradora
	Industrial, S.
	de R.L. de CV	10,122,184

TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $33,532,176)		$31,467,870

	Principal
	Amount	Value
CONVERTIBLE BONDS – 0.03%

Brazil – 0.03%
Viver Incorporadora e Construtora SA 2.000%, 08/06/2016(b)(c)	$3,299,971	$330,871
TOTAL CONVERTIBLE BONDS
(Cost $1,488,955)		$330,871

REPURCHASE AGREEMENTS – 2.20%
State Street Bank and Trust Repurchase Agreement,
(Dated 03/31/15), due 04/01/15, 0.00% [Collateralized
by $25,961,042 Fannie Mae Bond, 2.26%, 10/17/22,
(Market Value $26,003,774)] (proceeds $25,489,447)	$25,489,447	$25,489,447
TOTAL REPURCHASE AGREEMENTS
(Cost $25,489,447)		$25,489,447

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

Shares		Value

SHORT TERM INVESTMENTS – 0.00%

Money Market Fund – 0.00%
2	Northern Institutional Treasury Portfolio, 0.010%	$2
TOTAL SHORT TERM INVESTMENTS (Cost $2)		$2
Total Investments (Cost $1,451,348,823) – 100.67%		$1,165,754,270
Liabilities in Excess of Other Assets – (0.67%)		(7,833,845)
TOTAL NET ASSETS – 100.00%		$1,157,920,425

Percentages are stated as a percent of net assets.

ADR American Depository Receipt
GDR Global Depository Receipt
(a)	Non-income producing security.
(b)
The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. These securities represent $712,836 or 0.06% of the Fund’s net assets and, with the exception of Urbi Desarrollos Urbanos SA de CV, are classified as Level 2 securities.  Urbi Desarrollos SA de CV is considered a Level 3 security.  See Note 2 in the Notes to Financial Statements.

(c)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market value of this security totals $330,871 which represents 0.03% of the Fund’s total net assets.

(d)
These securities have limited liquidity and represent $381,965 or 0.03% of the Fund’s net assets and, with the exception of Urbi Desarrollos Urbanos SA de CV, are classified as Level 2 securities.  Urbi Desarrollos Urbanos SA de CV is classified as a Level 3 security. See Note 2 of the Notes to Financial Statements.

(e)	All or a portion of this security is on loan. See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2015 (Unaudited)

COMMON STOCKS
Aerospace & Defense	1.74%
Airlines	2.20%
Auto Components	2.39%
Automobiles	4.44%
Banks	16.80%
Chemicals	1.58%
Commercial Services & Supplies	0.54%
Construction Materials	2.50%
Diversified Financial Services	2.52%
Diversified Telecommunication Services	3.85%
Electric Utilities	4.98%
Food Products	4.88%
Gas Utilities	1.28%
Health Care Providers & Services	0.52%
Hotels, Restaurants & Leisure	2.05%
Household Durables	0.04%
Machinery	0.27%
Media	1.28%
Metals & Mining	4.59%
Multiline Retail	1.94%
Oil, Gas & Consumable Fuels	6.21%
Pharmaceuticals	2.69%
Road & Rail	1.00%
Specialty Retail	1.47%
Technology Hardware, Storage & Peripherals	1.50%
Textiles, Apparel & Luxury Goods	4.32%
Water Utilities	2.61%
Wireless Telecommunication Services	3.23%
TOTAL COMMON STOCKS	83.42%

PREFERRED STOCKS
Automobiles	2.11%
Banks	2.25%
Diversified Telecommunication Services	1.58%
Electric Utilities	1.06%
Food & Staples Retailing	0.91%
Oil, Gas & Consumable Fuels	4.40%
TOTAL PREFERRED STOCKS	12.31%

REAL ESTATE INVESTMENT TRUSTS	2.71%

CONVERTIBLE BONDS
Household Durables	0.03%
TOTAL CONVERTIBLE BONDS	0.03%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2015 (Unaudited) (continued)

REPURCHASE AGREEMENTS	2.20%

TOTAL INVESTMENTS	100.67%
Liabilities in Excess of Other Assets	(0.67)%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited)

Shares		Value

COMMON STOCKS – 81.69%

Belgium – 2.95%
601,610	D’Ieteren SA	$21,101,179

Brazil – 2.17%
218,600	Companhia de
	Saneamento Basico	1,203,428
993,820	Companhia Paranaense
	de Energia	7,193,133
5,607,324	Marfrig Global
	Foods SA(a)	7,062,851
1,815,154	Viver Incorporadora e
	Construtora SA(a)	45,499
		15,504,911

Canada – 4.14%
2,640,930	Ainsworth Lumber
	Co. Ltd.(a)	7,277,128
657,880	Dorel Industries,
	Inc.(a)	18,268,240
7,734	E-L Financial
	Corp. Ltd.(a)	4,030,192
		29,575,560

China – 1.61%
69,390	China Yuchai
	International Ltd.	1,369,758
17,217,500	Weiqiao Textile Co.	10,110,567
		11,480,325

Denmark – 2.13%
723,242	H. Lundbeck A/S	15,248,279

France – 1.67%
191,944	Bongrain SA	11,961,477

Germany – 0.99%
79,300	Draegerwerk
	AG & Co. KGaA	7,055,133

Greece – 1.11%
944,566	Sarantis SA(a)	7,911,840

Hong Kong – 2.64%
5,865,500	APT Satellite
	Holdings Ltd.	6,648,672
14,564,000	COSCO International
	Holdings Ltd.	6,784,735
9,857,000	Dickson Concepts
	International Ltd.	4,259,312
36,670,000	Emperor Watch &
	Jewellery Ltd.	1,207,090
		18,899,809

Hungary – 0.76%
3,710,270	Magyar Telekom
	Telecommunications
	Plc(a)	5,469,843

India – 2.82%
170,370	Nava Bharat
	Ventures Ltd.	484,312
1,559,555	NIIT Technologies Ltd.	8,704,725
1,578,000	Reliance
	Infrastructure Ltd.	10,953,142
		20,142,179

Israel – 0.79%
454,510	Syneron
	Medical Ltd.(a)	5,626,834

Italy – 6.13%
421,770	Buzzi Unicem SpA	3,980,397
8,762,215	Iren SpA	11,993,434
1,482,573	Italcementi Fabbriche
	Riunite Cemento SpA	11,813,908
678,454	Italmobiliare SpA
	Savings Shares	14,407,718
959,777	Natuzzi SpA – ADR(a)	1,631,621
		43,827,078

Japan – 22.24%
351,500	Chudenko Corp.	6,841,379
305,000	Denki Kogyo Co. Ltd.	1,447,375
1,009,800	Fuji Machine
	Manufacturing Co. Ltd.	11,466,386
456,400	Futaba Corp.	7,337,256
550,800	Hibiya
	Engineering Ltd.	7,272,324
909,100	Hitachi Koki Co. Ltd.	7,394,008
2,000,050	Hosiden Corp.	11,034,833
1,688,000	Hyakugo Bank Ltd.	7,827,803
2,400	Kato Sangyo Co.(a)	49,729
1,660,900	Noritsu Koki Co. Ltd.	9,622,334
311,700	Nuflare
	Technology, Inc.	13,849,814
192,400	Otsuka Kagu Ltd.	2,406,303
1,748,300	Sanki Engineering
	Co. Ltd.	13,531,893

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

Shares		Value
1,347,600	Tachi-s Co. Ltd.	$18,894,195
634,000	Tenma Corporation	10,100,783
91,400	The Okinawa Electric
	Power Company, Inc.	3,299,819
184,500	Torii Pharmaceutical
	Co. Ltd.	4,920,849
1,104,700	TSI Holdings Co. Ltd.	7,445,922
283,700	Tsutsumi Jewelry
	Co. Ltd.	6,969,663
1,839,000	Yodogawa Steel
	Works Ltd.	7,282,001
		158,994,669

Mexico – 2.56%
43,348,757	Consorcio ARA
	S.A.B. de CV(a)	18,131,253
1,671,404	Desarrolladora Homex
	S.A.B. de CV(a)(b)(e)	57,087
6,089,400	Urbi Desarrollos
	Urbanos SA de CV(a)(b)(e)	99,803
		18,288,143

Philippines – 0.43%
1,423,670	First Philippine
	Holdings Corp.	3,057,609

Russia – 1.23%
1,189,590	Sistema JSFC – GDR	8,802,966

Singapore – 1.16%
401,610	Flextronics
	International Ltd.(a)	5,090,407
476,600	Haw Par Corp. Ltd.	2,986,672
1,293,000	HTL International
	Holdings Ltd.	240,256
		8,317,335

South Korea – 1.23%
147	Lotte Confectionery
	Co. Ltd.	236,474
80,251	Samchully Co. Ltd.	8,529,580
		8,766,054

Spain – 1.01%
547,410	Hispania Activos
	Inmobiliarios SA(a)	7,207,410

Switzerland – 1.67%
1,895,559	Micronas Semiconductor
	Holding AG(f)	11,956,963

Turkey – 0.68%
4,822,007	Selcuk Ecza Deposu
	Ticaret ve Sanayi A.S.	4,838,886

United Kingdom – 19.57%
3,759,191	APR Energy Plc(g)	21,231,988
4,376,100	Balfour Beatty Plc	15,586,038
1,822,813	Chime
	Communications Plc	7,429,099
199,840	Clarkson Plc	6,669,930
1,306,325	De La Rue Plc	10,728,594
12,621,687	Debenhams Plc	14,046,071
2,976,820	ITE Group Plc	7,970,510
2,351,350	LSL Property
	Services Plc	11,806,803
6,581,050	McBride Plc(a)	9,054,520
9,899,492	Premier Foods Plc(a)	6,224,214
9,381,128	Spirent
	Communications Plc	12,104,930
5,961,850	WM. Morrison
	Supermarkets Plc	17,038,538
		139,891,235

TOTAL COMMON STOCKS
(Cost $597,715,915)		$583,925,717

PREFERRED STOCKS – 0.56%

Brazil – 0.56%
378,300	Companhia Paranaense
	de Energia	$3,970,814

TOTAL PREFERRED STOCKS
(Cost $4,579,220)		$3,970,814

REAL ESTATE
INVESTMENT TRUSTS- 2.97%

Greece – 0.99%
867,964	Grivalia Properties
	Real Estate Investment
	Co. SA	$7,083,498

Mexico – 0.76%
3,427,910	Macquarie Mexico
	Real Estate
	Management SA de CV	5,400,248

Spain – 1.22%
639,419	Merlin Properties
	Socimi SA	8,717,912
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $21,670,939)		$21,201,658

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

	Principal
	Amount	Value
CONVERTIBLE BONDS – 0.02%

Brazil – 0.02%
Viver Incorporadora e Construtora SA 2.000%, 08/06/2016(b)(c)	$1,136,056	$113,906
TOTAL CONVERTIBLE BONDS
(Cost $512,591)		$113,906

CORPORATE BONDS – 0.19%

Mexico – 0.19%
Desarrolladora Homex S.A.B. de CV 7.500%, 09/28/2015(d)(e)	$8,195,000	$492,519
Urbi Desarrollos Urbanos SA de CV 8.500%, 04/19/2016(d)(e)	8,014,000	885,547
TOTAL CORPORATE BONDS
(Cost $3,334,911)		$1,378,066

REPURCHASE AGREEMENTS – 13.81%
State Street Bank and Trust Repurchase Agreement,
(Dated 03/31/15), due 04/01/15, 0.00% [Collateralized
by $99,485,000 U.S. Treasury Note, 1.50%, 02/28/19,
(Market Value $100,722,096)] (proceeds $98,746,509)	$98,746,509	$98,746,509
TOTAL REPURCHASE AGREEMENTS (Cost $98,746,509)		$98,746,509
Total Investments (Cost $726,560,085) – 99.24%		$709,336,670
Other Assets in Excess of Liabilities – 0.76%		5,448,182
TOTAL NET ASSETS – 100.00%		$714,784,852

Percentages are stated as a percent of net assets.

ADR American Depository Receipt
GDR Global Depository Receipt
(a)	Non-income producing security.
(b)
The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. These securities represent $270,796 or 0.04% of the Fund’s net assets and, with the exception of Urbi Desarrollos Urbanos SA de CV, are classified as Level 2 securities.  Urbi Desarrollos Urbanos SA de CV is considered a Level 3 security.

(c)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market value of this security totals $113,906 which represents 0.02% of the Fund’s total net assets.

(d)	In default.
(e)
These securities have limited liquidity and represent $1,534,956 or 0.21% of the Fund’s net assets and, with the exception of Urbi Desarrollos Urbanos SA de CV, are classified as Level 2 securities.  Urbi Desarrollos Urbanos SA de CV is classified as a Level 3 security. See Note 2 of the Notes to Financial Statements.

(f)	Affiliated issuer. See Note 8 in the Notes to Financial Statements.
(g)	All or a portion of this security is on loan. See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2015 (Unaudited)

COMMON STOCKS
Auto Components	2.64%
Banks	1.09%
Chemicals	1.41%
Commercial Services & Supplies	4.47%
Communications Equipment	1.90%
Construction & Engineering	6.05%
Construction Materials	4.22%
Distributors	2.95%
Diversified Telecommunication Services	1.70%
Electric Utilities	3.43%
Electrical Equipment	1.03%
Electronic Equipment, Instruments & Components	2.26%
Food & Staples Retailing	2.39%
Food Products	3.56%
Gas Utilities	1.19%
Health Care Equipment & Supplies	1.77%
Health Care Providers & Services	0.68%
Household Durables	5.38%
Household Products	1.27%
Industrial Conglomerates	0.07%
Insurance	0.56%
Machinery	2.83%
Marine	0.93%
Media	2.15%
Metals & Mining	1.02%
Multiline Retail	1.96%
Multi-Utilities	1.68%
Paper & Forest Products	1.02%
Personal Products	1.11%
Pharmaceuticals	3.24%
Real Estate Management & Development	2.66%
Semiconductors & Semiconductor Equipment	3.61%
Software	1.22%
Specialty Retail	2.08%
Technology Hardware, Storage & Peripherals	1.35%
Textiles, Apparel & Luxury Goods	2.46%
Transportation Infrastructure	0.95%
Water Utilities	0.17%
Wireless Telecommunication Services	1.23%
TOTAL COMMON STOCKS	81.69%

PREFERRED STOCKS
Electric Utilities	0.56%
TOTAL PREFERRED STOCKS	0.56%

REAL ESTATE INVESTMENT TRUSTS	2.97%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2015 (Unaudited) (continued)

CONVERTIBLE BONDS
Household Durables	0.02%
TOTAL CONVERTIBLE BONDS	0.02%

CORPORATE BONDS
Household Durables	0.19%
TOTAL CORPORATE BONDS	0.19%

REPURCHASE AGREEMENTS	13.81%

TOTAL INVESTMENTS	99.24%
Other Assets in Excess of Liabilities	0.76%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited)

	Principal
	Amount	Value

FEDERAL AND FEDERALLY SPONSORED CREDITS – 1.98%

Federal National Mortgage Association – 1.34%
Pool MA0918, 4.000%, 12/1/2041	$590,731	$633,118
Pool 934124, 5.500%, 07/1/2038	87,307	98,244
Pool 634757, 5.500%, 03/1/2017	1,715	1,803
Pool 254631, 5.000%, 02/1/2018	121,680	127,865
		861,030

Federal Home Loan Mortgage Corporation – 0.64%
Pool G0-6018, 6.500%, 04/1/2039	70,860	81,937
Pool A9-3505, 4.500%, 08/1/2040	305,489	333,414
		415,351

TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS
(Cost $1,199,899)		$1,276,381

MORTGAGE RELATED SECURITIES – 0.37%

Collateralized Mortgage Obligations – 0.01%
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR14, 5.957%, 10/25/2036(c)	$3,835	$3,715

Near Prime Mortgage – 0.36%
Bear Stearns Alt-A Trust
Series 2004-11, 0.854%, 11/25/2034	236,542	231,481
TOTAL MORTGAGE RELATED SECURITIES
(Cost $215,964)		$235,196

US GOVERNMENTS – 59.47%

Sovereign – 59.47%
United States Treasury Bond
4.750%, 02/15/2037	$475,000	$668,414
United States Treasury Note
4.500%, 02/15/2016	2,965,000	3,074,335
3.375%, 11/15/2019	19,290,000	21,063,773
2.000%, 11/15/2021	10,921,000	11,165,871
2.000%, 02/15/2023	2,280,000	2,317,050
TOTAL US GOVERNMENTS
(Cost $37,559,197)		$38,289,443

	Shares	Value

PREFERRED STOCKS – 1.91%

Consumer Finance – 0.32%
Ally Financial, Inc., 8.500%	7,800	$208,026

Technology Hardware – 1.59%
Pitney Bowes International Holdings, Inc., 6.125%(a)	960	1,022,100
TOTAL PREFERRED STOCKS
(Cost $1,193,351)		$1,230,126

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

	Principal
	Amount	Value

ASSET BACKED SECURITIES – 1.83%

Student Loan – 1.83%
SLM Private Credit Student Loan Trust
Series 2004-B, 0.701%, 09/15/2033	$300,000	$265,591
Series 2005-A, 0.581%, 12/15/2038	400,000	357,593
Series 2006-A, 0.561%, 06/15/2039	275,000	247,430
Series 2007-A, 0.511%, 12/15/2041	350,000	308,568
TOTAL ASSET BACKED SECURITIES
(Cost $1,122,523)		$1,179,182

CORPORATE BONDS – 29.98%

Automobiles – 0.70%
Chrysler Group LLC
8.250%, 06/15/2021	$405,000	$449,190

Banks & Thrifts – 5.18%
Citigroup, Inc.
6.125%, 11/21/2017	385,000	427,768
6.875%, 03/5/2038	76,000	105,191
Fifth Third Bancorp
8.250%, 03/1/2038	175,000	262,590
First Horizon National Corp.
5.375%, 12/15/2015	130,000	133,355
JP Morgan Chase & Co.
7.900%, 04/29/2049	1,185,000	1,275,356
Regions Financial Corp.
5.750%, 06/15/2015	595,000	600,278
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	445,000	531,099
		3,335,637

Building Materials – 3.14%
CRH America, Inc.
6.000%, 09/30/2016	350,000	373,283
Masco Corp.
6.125%, 10/3/2016	705,000	751,248
Mohawk Industries, Inc.
6.125%, 01/15/2016	628,000	651,894
Owens Corning
6.500%, 12/1/2016	5,000	5,376
USG Corp.
6.300%, 11/15/2016	230,000	240,925
		2,022,726

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

	Principal
	Amount	Value

Commercial Services & Supplies – 1.12%
The ADT Corp.
3.500%, 07/15/2022	$640,000	$582,400
4.125%, 06/15/2023	150,000	140,250
		722,650

Diversified Financial Services – 1.23%
Bank of America Corp.
3.750%, 07/12/2016	395,000	407,147
Voya Financial, Inc.
5.500%, 07/15/2022	335,000	387,125
		794,272

Electric Utilities – 5.38%
Arizona Public Service Co.
8.750%, 03/1/2019	340,000	428,344
Commonwealth Edison Co.
5.900%, 03/15/2036	175,000	229,901
Series 104, 5.950%, 08/15/2016	50,000	53,270
DPL, Inc.
7.250%, 10/15/2021	455,000	483,438
EDP Finance BV
4.900%, 10/1/2019(a)	400,000	425,224
FirstEnergy Corp.
7.375%, 11/15/2031	515,000	654,011
Israel Electric Corporation Ltd.
7.250%, 01/15/2019(a)	420,000	471,450
Nisource Finance Corp.
5.250%, 09/15/2017	285,000	311,612
Oncor Electric Delivery Co. LLC
7.000%, 09/1/2022	315,000	403,519
		3,460,769

Energy – 0.33%
Valero Energy Corp.
9.375%, 03/15/2019	170,000	212,938

Energy Equipment & Services – 0.60%
Transocean, Inc.
4.950%, 11/15/2015	377,000	383,597

Equipment – 0.06%
Continental Airlines 2007-1 Class A Pass Through Trust
Series 2007-1, 5.983%, 10/19/2023	33,024	37,193

Food & Staples Retailing – 0.58%
Tesco Plc
5.500%, 11/15/2017(a)	350,000	375,926

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

	Principal
	Amount	Value

Food, Beverage & Tobacco – 0.44%
Tyson Foods, Inc.
6.600%, 04/1/2016	$270,000	$284,825

Forest Products & Paper – 1.32%
Sappi Papier Holding GmbH
8.375%, 06/15/2019(a)	315,000	338,625
6.625%, 04/15/2021(a)	485,000	508,644
		847,269

Health Care Providers & Services – 0.78%
Laboratory Corp. of America Holdings
3.750%, 08/23/2022	165,000	172,253
Tenet Healthcare Corp.
8.000%, 08/1/2020	315,000	330,750
		503,003

Homebuilders – 2.57%
Centex Corp.
6.500%, 05/1/2016	130,000	136,175
Lennar Corp.
5.600%, 05/31/2015	995,000	997,487
Toll Brothers Finance Corp.
5.150%, 05/15/2015	340,000	340,850
Urbi Desarrollos Urbanos SA
9.500%, 01/21/2020(a)(b)(c)	1,640,000	181,220
		1,655,732

Independent Power and Renewable Electricity Producers – 0.42%
PPL Energy Supply LLC
6.500%, 05/1/2018	255,000	271,505

Insurance – 1.48%
American International Group, Inc.
6.400%, 12/15/2020	500,000	605,657
CNA Financial Corp.
7.350%, 11/15/2019	160,000	192,464
5.875%, 08/15/2020	135,000	156,138
		954,259

Media – 0.48%
McGraw Hill Financial, Inc.
5.900%, 11/15/2017	280,000	307,925

Metals & Mining – 0.22%
ArcelorMittal SA
5.500%, 03/1/2021	135,000	143,437

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels – 2.71%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	$435,000	$464,052
BP Capital Markets Plc
3.506%, 03/17/2025	385,000	392,683
Chesapeake Energy Corp.
6.625%, 08/15/2020	370,000	382,025
Cloud Peak Energy, Inc.
6.375%, 03/15/2024	340,000	294,100
Kinder Morgan, Inc.
7.000%, 06/15/2017	195,000	215,092
		1,747,952

Pharmaceutical – 0.29%
Valeant Pharmaceuticals International
6.750%, 08/15/2018(a)	175,000	184,406

Retail – 0.56%
Marks & Spencer Plc
7.125%, 12/1/2037(a)	285,000	359,577

Telecommunications – 0.39%
Telecom Italia Capital SA
6.999%, 06/4/2018	85,000	94,616
Telefonica Emisiones SAU
5.462%, 02/16/2021	135,000	154,282
		248,898

TOTAL CORPORATE BONDS
(Cost $18,178,606)		$19,303,686

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

	Principal
	Amount	Value
REPURCHASE AGREEMENTS – 3.25%
State Street Bank and Trust Repurchase Agreement,
(Dated 03/31/15), due 04/01/15, 0.00% [Collateralized
by $2,135,000 Fannie Mae Bond, 2.26%, 10/17/22,
(Market Value $2,138,514)] (proceeds $2,092,345)	$2,092,345	$2,092,345
TOTAL REPURCHASE AGREEMENTS (Cost $2,092,345)		$2,092,345
Total Investments (Cost $61,561,885) – 98.79%		$63,606,359
Other Assets in Excess of Liabilities – 1.21%		778,002
TOTAL NET ASSETS – 100.00%		$64,384,361

Percentages are stated as a percent of net assets.

(a)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $3,867,172 which represents 6.01% of total net assets.

(b)	In default.
(c)	These securities have limited liquidity and represent $184,935 or 0.29% of the Fund’s net assets and are classified as Level 2 securities. See Note 2 in the Notes to Financial Statements.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited)

	Principal
	Amount	Value

MORTGAGE RELATED SECURITIES – 0.03%

Sub-Prime Mortgages – 0.03%
Structured Asset Investment Loan Trust
Series A3, 0.934%, 07/25/2035	$9,764	$9,734
TOTAL MORTGAGE RELATED SECURITIES
(Cost $9,135)		$9,734

US GOVERNMENTS – 34.53%

Sovereign – 34.53%
United States Treasury Note
4.500%, 02/15/2016	$2,120,000	$2,198,175
3.375%, 11/15/2019	4,225,000	4,613,501
2.000%, 11/15/2021	1,590,000	1,625,651
2.000%, 02/15/2023	1,800,000	1,829,250
TOTAL US GOVERNMENTS
(Cost $10,109,229)		$10,266,577

	Shares	Value

PREFERRED STOCKS – 3.23%

Consumer Finance – 1.06%
Ally Financial, Inc., 8.500%	11,800	$314,706

Technology Hardware – 2.17%
Pitney Bowes International Holdings, Inc., 6.125%(a)	605	644,136
TOTAL PREFERRED STOCKS
(Cost $915,709)		$958,842

	Principal
	Amount	Value

ASSET BACKED SECURITIES – 0.89%

Student Loan – 0.89%
SLM Private Credit Student Loan Trust
Series 2007-A, 0.511%, 12/15/2041	$300,000	$264,487
TOTAL ASSET BACKED SECURITIES
(Cost $215,939)		$264,487

CORPORATE BONDS – 58.27%

Automobiles – 1.01%
Chrysler Group LLC
8.250%, 06/15/2021	$270,000	$299,460

Banks & Thrifts – 11.35%
Citigroup, Inc.
6.125%, 11/21/2017	500,000	555,544

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

	Principal
	Amount	Value
Fifth Third Bancorp
8.250%, 03/1/2038	$65,000	$97,533
First Horizon National Corp.
5.375%, 12/15/2015	230,000	235,935
JP Morgan Chase & Co.
7.900%, Perpetual	1,140,000	1,226,925
Regions Financial Corp.
5.750%, 06/15/2015	580,000	585,145
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	320,000	381,914
USB Capital IX
3.500%, Perpetual	350,000	289,625
		3,372,621

Building Materials – 5.36%
CRH America, Inc.
6.000%, 09/30/2016	245,000	261,298
Masco Corp.
6.125%, 10/3/2016	720,000	767,232
Mohawk Industries, Inc.
6.125%, 01/15/2016	398,000	413,143
Owens Corning
6.500%, 12/1/2016	6,000	6,451
USG Corp.
6.300%, 11/15/2016	140,000	146,650
		1,594,774

Commercial Services & Supplies – 1.36%
The ADT Corp.
3.500%, 07/15/2022	445,000	404,950

Computers & Peripherals – 2.49%
Apple, Inc.
2.400%, 05/3/2023	750,000	740,791

Diversified Financial Services – 3.08%
Bank of America Corp.
3.750%, 07/12/2016	490,000	505,068
Voya Financial, Inc.
5.500%, 07/15/2022	355,000	410,237
		915,305

Electric Utilities – 7.79%
Arizona Public Service Co.
8.750%, 03/1/2019	435,000	548,028
Commonwealth Edison Co.
Series 104, 5.950%, 08/15/2016	110,000	117,194
DPL, Inc.
7.250%, 10/15/2021	355,000	377,187

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

	Principal
	Amount	Value
FirstEnergy Corp.
7.375%, 11/15/2031	$380,000	$482,571
Israel Electric Corporation Ltd.
7.250%, 01/15/2019(a)	505,000	566,862
Nisource Finance Corp.
5.250%, 09/15/2017	65,000	71,070
Oncor Electric Delivery Co. LLC
7.000%, 09/1/2022	120,000	153,722
		2,316,634

Energy – 0.86%
Valero Energy Corp.
9.375%, 03/15/2019	205,000	256,778

Energy Equipment & Services – 1.96%
Transocean, Inc.
4.950%, 11/15/2015	572,000	582,010

Equipment – 0.31%
Continental Airlines 2007-1 Class A Pass Through Trust
Series 2007-1, 5.983%, 10/19/2023	82,560	92,983

Food & Staples Retailing – 0.81%
Tesco Plc
5.500%, 11/15/2017(a)	225,000	241,667

Food, Beverage & Tobacco – 0.71%
Tyson Foods, Inc.
6.600%, 04/1/2016	200,000	210,981

Forest Products & Paper – 1.94%
Sappi Papier Holding GmbH
8.375%, 06/15/2019(a)	200,000	215,000
6.625%, 04/15/2021(a)	345,000	361,819
		576,819

Health Care Providers & Services – 1.57%
Laboratory Corp. of America Holdings
3.750%, 08/23/2022	240,000	250,550
Tenet Healthcare Corp.
8.000%, 08/1/2020	205,000	215,250
		465,800

Homebuilders – 3.78%
Centex Corp.
6.500%, 05/1/2016	155,000	162,362
Lennar Corp.
5.600%, 05/31/2015	665,000	666,662
Toll Brothers Finance Corp.
5.150%, 05/15/2015	160,000	160,400

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

	Principal
	Amount	Value
Urbi Desarrollos Urbanos SA
9.500%, 01/21/2020(a)(b)(c)	$1,225,000	$135,363
		1,124,787

Independent Power & Renewable Electricity Producers – 0.79%
PPL Energy Supply LLC
6.500%, 05/1/2018	220,000	234,239

Insurance – 3.40%
American International Group, Inc.
6.400%, 12/15/2020	485,000	587,488
CNA Financial Corp.
7.350%, 11/15/2019	125,000	150,362
5.875%, 08/15/2020	235,000	271,796
		1,009,646

Media – 0.98%
McGraw Hill Financial, Inc.
5.900%, 11/15/2017	265,000	291,429

Metals & Mining – 0.86%
ArcelorMittal SA
5.500%, 03/1/2021	240,000	255,000

Oil, Gas & Consumable Fuels – 6.30%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	510,000	544,061
BP Capital Markets Plc
3.506%, 03/17/2025	265,000	270,288
Chesapeake Energy Corp.
6.625%, 08/15/2020	545,000	562,712
Cloud Peak Energy, Inc.
6.375%, 03/15/2024	230,000	198,950
Kinder Morgan, Inc.
7.000%, 06/15/2017	270,000	297,821
		1,873,832

Pharmaceutical – 0.73%
Valeant Pharmaceuticals International
6.750%, 08/15/2018 (a)	205,000	216,019

Telecommunications – 0.83%
Telecom Italia Capital SA
6.999%, 06/4/2018	140,000	155,837
Telefonica Emisiones SAU
5.462%, 02/16/2021	80,000	91,426
		247,263
TOTAL CORPORATE BONDS
(Cost $17,034,865)		$17,323,788

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

	Principal
	Amount	Value
REPURCHASE AGREEMENTS – 1.97%
State Street Bank and Trust Repurchase Agreement,
(Dated 03/31/15), due 04/01/15, 0.00% [Collateralized
by $600,000 Fannie Mae Bond, 2.26%, 10/17/22,
(Market Value $600,988)] (proceeds $585,212)	$585,212	$585,212
TOTAL REPURCHASE AGREEMENTS (Cost $585,212)		$585,212
Total Investments (Cost $28,870,089) – 98.92%		$29,408,640
Other Assets in Excess of Liabilities – 1.08%		320,853
TOTAL NET ASSETS – 100.00%		$29,729,493

Percentages are stated as a percent of net assets.

(a)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $2,380,866 which represents 8.01% of total net assets.

(b)	In default.
(c)	Security has limited liquidity and represents $135,363 or 0.46% of the Fund’s net assets and is classified as a Level 2 security. See Note 2 in the Notes to Financial Statements.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — March 31, 2015 (Unaudited)

	Brandes	Brandes
	International	Global
	Equity Fund	Equity Fund
ASSETS
Investment in securities, at value(1)
Unaffiliated issuers	$558,576,823	$52,130,191
Affiliated issuers	—	—
Foreign Currency(1)	1,844,491	31,278
Receivables:
Securities sold	—	—
Fund shares sold	1,330,439	32,081
Dividends and interest	2,456,355	167,381
Foreign currency spot trade	—	—
Tax reclaims	487,262	18,130
Due from Advisor	—	—
Prepaid expenses and other assets	64,963	37,007
Total Assets	564,760,333	52,416,068
LIABILITIES
Payables:
Securities purchased	3,473,786	7,654
Fund shares redeemed	7,830,890	365,685
Due to Advisor	393,036	16,494
12b-1 Fee	37,127	9,509
Trustee Fees	7,518	7,515
Dividends payable	97,531	3,908
Foreign Tax Withholding	225,453	16,312
Foreign currency spot trade payable	908	—
Accrued expenses	132,065	56,355
Total Liabilities	12,198,314	483,432
NET ASSETS	$552,562,019	$51,932,636
COMPONENTS OF NET ASSETS
Paid-in capital	$647,307,216	$45,729,411
Undistributed net investment income (loss)	214,043	(7,731)
Accumulated net realized gain (loss) on investments and foreign currency	(68,200,511)	1,117,978
Net unrealized appreciation (depreciation) on:
Investments	(26,678,505)	5,097,059
Foreign currency	(80,224)	(4,081)
Total Net Assets	$552,562,019	$51,932,636
Net asset value, offering price and redemption proceeds per share
Class A Shares
Net Assets	$13,031,569	$2,545,669
Shares outstanding (unlimited shares authorized without par value)	780,992	106,884
Offering and redemption price	$16.69	$23.82
Maximum offering price per share*	$17.71	$25.27
Class C Shares
Net Assets	$8,206,514	$1,948,827
Shares outstanding (unlimited shares authorized without par value)	495,134	82,296
Offering and redemption price	$16.57	$23.68
Class E Shares
Net Assets	$1,807,648	$252,187
Shares outstanding (unlimited shares authorized without par value)	108,397	10,722
Offering and redemption price	$16.68	$23.52
Class I Shares
Net Assets	$529,516,288	$47,185,953
Shares outstanding (unlimited shares authorized without par value)	31,673,651	1,972,809
Offering and redemption price	$16.72	$23.92
(1) Cost of:
Investments in securities
Unaffiliated issuers	$585,254,135	$47,033,091
Affiliated issuers	—	—
Foreign currency	1,845,680	31,319

*
Includes a sales load of 5.75% for the International, Global, Global Equity Income, Global Opportunities Value, Emerging Markets Value, and International Small Cap Funds and 3.75% for the Core Plus Fixed Income and Credit Focus Yield Funds.  (see Note 7 of the Notes to Financial Statements)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — March 31, 2015 (Unaudited) (continued)

	Brandes	Brandes	Brandes
Brandes	Global	Emerging	International	Brandes	Brandes
Global Equity	Opportunities	Markets	Small Cap	Core Plus Fixed	Credit Focus
Income Fund	Value Fund	Value Fund	Equity Fund	Income Fund	Yield Fund

$653,069	$1,301,840	$1,165,754,270	$697,379,707	$63,606,359	$29,408,640
—	—	—	11,956,963	—	—
244	260	224,717	1,079,270	—	—

—	12,533	—	—	—	—
—	—	4,395,953	6,127,509	270,727	—
2,215	3,322	6,162,720	2,263,838	666,805	352,279
—	86	30,450	298	—	—
98	159	229,555	172,036	—	—
18,834	22,966	—	—	—	1,219
22,502	50,761	162,506	74,877	35,567	26,899
696,962	1,391,927	1,176,960,171	719,054,498	64,579,458	29,789,037

3,821	1,644	11,886,135	2,049,467	—	—
—	—	4,937,298	1,075,385	126,397	23
—	—	880,535	597,047	960	—
—	—	257,859	105,183	536	976
8,424	8,424	7,519	7,513	7,518	7,515
82	19	130,574	18,117	1,622	1,547
148	328	713,680	230,258	—	—
—	—	—	—	—	—
31,656	31,659	226,146	186,676	58,064	49,483
44,131	42,074	19,039,746	4,269,646	195,097	59,544
$652,831	$1,349,853	$1,157,920,425	$714,784,852	$64,384,361	$29,729,493

$624,934	$1,295,620	$1,466,802,253	$731,843,708	$62,417,469	$28,869,155
745	163	(4,699,702)	(10,223,368)	(23,980)	(17,976)
1,360	12,096	(18,528,888)	10,443,682	(53,602)	339,762

25,818	42,010	(285,604,406)	(17,245,021)	2,044,474	538,552
(26)	(36)	(48,832)	(34,149)	—	—
$652,831	$1,349,853	$1,157,920,425	$714,784,852	$64,384,361	$29,729,493

$100	$99	$231,028,716	$58,787,186	$2,109,744	$2,079,018
9	9	30,404,430	4,550,469	226,710	201,485
$10.52	$10.46	$7.60	$12.92	$9.31	$10.32
$11.16	$11.10	$8.06	$13.71	$9.67	$10.72

$106	$104	$22,767,357	$13,517,648	N/A	N/A
10	10	3,017,209	1,057,997	—	—
$10.52	$10.43	$7.55	$12.78	N/A	N/A

N/A	N/A	N/A	N/A	$1,981,709	N/A
—	—	—	—	211,057	—
N/A	N/A	N/A	N/A	$9.39	N/A

$652,625	$1,349,650	$904,124,352	$642,480,018	$60,292,908	$27,650,475
62,144	129,357	118,651,829	49,610,524	6,438,215	2,680,301
$10.50	$10.43	$7.62	$12.95	$9.36	$10.32

$627,252	$1,259,829	$1,451,348,823	$711,264,874	$61,561,885	$28,870,089
—	—	—	15,295,211	—	—
244	260	234,570	1,100,875	—	—
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF OPERATIONS — For the Six Months Ended March 31, 2015 (Unaudited)

	Brandes	Brandes
	International	Global
	Equity Fund	Equity Fund
INVESTMENT INCOME
Income
Dividend income
Unaffiliated issuers	$5,978,981	$557,778
Affiliated issuers	—	—
Less: foreign taxes withheld	(623,396)	(44,473)
Interest income	—	—
Less: Foreign taxes withheld	—	—
Income from securities lending	55,042	2,860
Miscellaneous Income	—	—
Total Income	5,410,627	516,165

Expenses
Advisory fees (Note 3)	2,096,185	204,055
Custody fees	33,748	3,146
Administration fees (Note 3)	63,026	6,319
Insurance expense	8,452	888
Legal fees	6,521	6,428
Printing fees	15,233	2,285
Miscellaneous	23,394	2,963
Registration expense	44,737	31,157
Trustee fees	19,128	19,128
Transfer agent fees	60,259	32,121
12b-1 Fees – Class A	11,970	2,940
12b-1 Fees – Class C	21,860	5,988
Shareholder Service Fees – Class C	7,287	1,996
Shareholder Service Fees – Class E	5,012	—
Shareholder Service Fees – Class I	126,158	11,701
Accounting fees	37,738	33,347
Auditing fees	20,537	18,191
Organizational costs	—	—
Total expenses	2,601,245	382,653
Expense recoupment (reimbursement / waiver)	59,481	(116,336)
Total expenses net of recoupment / reimbursement / waiver	2,660,726	266,317
Net investment income	2,749,901	249,848
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Unaffiliated Investments	19,634,436	1,163,106
Less: Foreign taxes withheld	—	—
Foreign currency transactions	(167,655)	(10,876)
Net realized gain (loss)	19,466,781	1,152,230
Net change in unrealized appreciation (depreciation) on:
Investments	(17,071,495)	(1,028,764)
Foreign currency transactions	(85,796)	(1,861)
Net unrealized appreciation (depreciation)	(17,157,291)	(1,030,625)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	2,309,490	121,605
Net Increase (Decrease) in net assets resulting from operations	$5,059,391	$371,453

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF OPERATIONS — For the Six Months Ended March 31, 2015 (Unaudited) (continued)

	Brandes	Brandes	Brandes
Brandes	Global	Emerging	International	Brandes	Brandes
Global Equity	Opportunities	Markets	Small Cap	Core Plus Fixed	Credit Focus
Income Fund*	Value Fund*	Value Fund	Equity Fund	Income Fund	Yield Fund

$4,695	$4,803	$14,207,261	$5,387,756	$15,484	$21,419
—	—	—	97,876	—	—
(286)	(423)	(1,314,114)	(507,353)	—	—
—	—	12,301	3,772	777,976	443,919
—	—	(1,844)	(632)	—	—
—	—	72,701	22,707	—	—
—	—	2,368	—	—	—
4,409	4,380	12,978,673	5,004,126	793,460	465,338

1,165	3,007	6,033,633	3,018,470	100,802	73,300
600	600	264,605	59,367	3,389	2,417
258	348	166,613	72,812	5,954	3,460
84	84	17,796	6,869	728	613
4,122	4,122	6,521	6,521	6,521	6,521
630	643	43,060	16,612	3,047	1,614
222	222	48,207	20,252	2,453	1,690
1,794	15,606	83,246	48,369	24,746	19,440
8,424	8,424	19,128	19,128	19,128	19,128
11,730	11,730	296,937	74,544	24,909	16,044
—	—	297,772	62,337	2,906	2,574
—	—	88,352	46,837	N/A	N/A
—	—	29,451	15,612	N/A	N/A
N/A	N/A	N/A	N/A	2,415	N/A
73	158	252,115	143,277	13,336	—
12,612	12,816	39,635	36,174	29,110	23,420
11,388	11,466	21,341	19,250	17,839	18,675
3,960	3,960	—	—	—	—
57,062	73,186	7,708,412	3,666,431	257,283	188,896
(55,605)	(69,545)	(180,642)	107,743	(109,024)	(83,701)
1,457	3,641	7,527,770	3,774,174	148,259	105,195
2,952	739	5,450,903	1,229,952	645,201	360,143

2,129	12,191	(15,966,258)	11,341,092	(20,087)	(22,851)
—	—	(1,079,832)	(361,013)	—	—
(769)	(95)	(688,744)	(359,482)	—	—
1,360	12,096	(17,734,834)	10,620,597	(20,087)	(22,851)

25,818	42,010	(245,558,380)	(11,596,763)	872,325	292,114
(26)	(36)	(71,402)	(11,913)	—	—
25,792	41,974	(245,629,782)	(11,608,676)	872,325	292,114

27,152	54,070	(263,364,616)	(988,079)	852,238	269,263
$30,104	$54,809	$(257,913,713)	$241,873	$1,497,439	$629,406

*	Commenced operations on December 31, 2014.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes International		Brandes Global
	Equity Fund		Equity Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	March 31,	September 30,	March 31,	September 30,
	2015	2014	2015	2014
	(Unaudited)		(Unaudited)
INCREASE (DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,749,901	$10,413,305	$249,848	$878,721
Net realized gain (loss) on:
Investments	19,634,436	33,848,011	1,163,106	3,316,811
Foreign currency transactions	(167,655)	18,836	(10,876)	(4,421)
Net unrealized appreciation (depreciation) on:
Investments	(17,071,495)	(23,231,886)	(1,028,764)	80,193
Foreign currency transactions	(85,796)	(98,917)	(1,861)	(2,210)
Net increase (decrease) in
net assets resulting from operations	5,059,391	20,949,349	371,453	4,269,094
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(50,994)	(137,511)	(9,788)	(17,182)
Class C	(11,372)	(47,135)	(1,900)	(8,383)
Class E	(3,960)	(582,874)	(1,277)	(5,218)
Class I	(2,554,508)	(10,124,412)	(223,171)	(847,446)
From net realized gains
Class A	—	—	(138,191)	(10,640)
Class C	—	—	(95,408)	(7,095)
Class E	—	—	(17,354)	(7,646)
Class I	—	—	(3,049,426)	(1,246,167)
Decrease in net assets from distributions	(2,620,834)	(10,891,932)	(3,536,515)	(2,149,777)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	132,464,192	245,338,668	10,193,178	9,757,277
Net asset value of shares issued
on reinvestment of distributions	2,502,516	10,383,944	3,481,601	2,123,060
Cost of shares redeemed	(132,385,841)	(145,407,840)	(7,040,013)	(5,488,100)
Net increase (decrease) in net assets
from capital share transactions	2,580,867	110,314,772	6,634,766	6,392,237
Total increase (decrease) in net assets	5,019,424	120,372,189	3,469,704	8,511,554
NET ASSETS
Beginning of the Period	547,542,595	427,170,406	48,462,932	39,951,378
End of the Period	$552,562,019	$547,542,595	$51,932,636	$48,462,932
Undistributed net investment income (loss)	$214,043	$84,975	$(7,731)	$(21,443)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Brandes	Brandes
	Global	Global
	Equity	Opportunities	Brandes Emerging
	Income Fund	Value Fund	Markets Value Fund
	Period	Period	Six Months
	Ended	Ended	Ended	Year Ended
	March 31,	March 31,	March 31,	September 30,
	2015*	2015*	2015	2014
	(Unaudited)	(Unaudited)	(Unaudited)
INCREASE (DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,952	$739	$5,450,903	$10,785,266
Net realized gain (loss) on:
Investments	2,129	12,191	(17,046,090)	35,538,876
Foreign currency transactions	(769)	(95)	(688,744)	(827,023)
Net unrealized appreciation (depreciation) on:
Investments	25,818	42,010	(245,558,380)	(29,506,075)
Foreign currency transactions	(26)	(36)	(71,402)	18,722
Net increase (decrease) in
net assets resulting from operations	30,104	54,809	(257,913,713)	16,009,766
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	—	—	(1,588,313)	(2,615,745)
Class C	—	—	(98,601)	(64,361)
Class E	N/A	N/A	N/A	N/A
Class I	(2,207)	(576)	(7,096,774)	(8,867,606)
From net realized gains
Class A	—	—	(6,331,579)	(3,436,586)
Class C	—	—	(637,122)	(192,219)
Class E	N/A	N/A	N/A	N/A
Class I	—	—	(29,027,390)	(8,404,316)
Decrease in net assets from distributions	(2,207)	(576)	(44,779,779)	(23,580,833)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	622,810	1,295,063	518,941,584	1,315,778,422
Net asset value of shares issued
on reinvestment of distributions	2,124	557	37,408,351	19,941,158
Cost of shares redeemed	—	—	(532,203,394)	(316,393,013)
Net increase (decrease) in net assets
from capital share transactions	624,934	1,295,620	24,146,541	1,019,326,567
Total increase (decrease) in net assets	652,831	1,349,853	(278,546,951)	1,011,755,500
NET ASSETS
Beginning of the Period	—	—	1,436,467,376	424,711,876
End of the Period	$652,831	$1,349,853	$1,157,920,425	$1,436,467,376
Undistributed net investment income (loss)	$745	$163	$(4,699,702)	$(1,366,917)

*	Commenced operations on December 31, 2014.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Brandes International		Brandes Core Plus		Brandes Credit
	Small Cap Equity Fund		Fixed Income Fund		Focus Yield Fund
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	March 31,	September 30,	March 31,	September 30,	March 31,	September 30,
	2015	2014	2015	2014	2015	2014
	(Unaudited)		(Unaudited)		(Unaudited)
INCREASE (DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,229,952	$2,090,106	$645,201	$1,070,771	$360,143	$680,279
Net realized gain (loss) on:
Investments	10,980,079	22,025,942	(20,087)	268,032	(22,851)	(31,479)
Foreign currency
transactions	(359,482)	(280,836)	—	—	—	—
Net unrealized appreciation
(depreciation) on:
Investments	(11,596,763)	(22,197,417)	872,325	21,514	292,114	324,614
Foreign currency
transactions	(11,913)	(24,270)	—	—	—	—
Net increase (decrease)
in net assets resulting
from operations	241,873	1,613,525	1,497,439	1,360,317	629,406	973,414
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income
Class A	(506,800)	(1,329,555)	(24,977)	(106,126)	(22,890)	(80,806)
Class C	(134,560)	(76,478)	N/A	N/A	N/A	N/A
Class E	N/A	N/A	(20,791)	(42,889)	N/A	N/A
Class I	(6,823,699)	(4,409,777)	(647,111)	(908,581)	(353,230)	(596,498)
From net realized gains
Class A	(1,474,067)	(2,789,921)	(11,199)	(2,526)	(1,319)	(5,066)
Class C	(411,606)	(158,354)	N/A	N/A	N/A	N/A
Class E	N/A	N/A	(9,854)	(2,065)	N/A	N/A
Class I	(17,794,096)	(6,063,124)	(268,926)	(45,217)	(17,275)	(30,148)
Decrease in net assets
from distributions	(27,144,828)	(14,827,209)	(982,858)	(1,107,404)	(394,714)	(712,518)
CAPITAL SHARE
TRANSACTIONS
Proceeds from shares sold	307,317,916	627,248,875	22,681,230	32,926,424	310,825	2,818,032
Net asset value of shares
issued on reinvestment
of distributions	26,046,971	13,074,103	972,168	1,090,276	386,983	712,460
Cost of shares redeemed	(222,010,852)	(110,973,357)	(7,052,910)	(19,281,897)	(259,060)	(4,162,393)
Net increase (decrease) in
net assets from capital
share transactions	111,354,035	529,349,621	16,600,488	14,734,803	438,748	(631,901)
Total increase (decrease)
in net assets	84,451,080	516,135,937	17,115,069	14,987,716	673,440	(371,005)
NET ASSETS
Beginning of the Period	630,333,772	114,197,835	47,269,292	32,281,576	29,056,053	29,427,058
End of the Period	$714,784,852	$630,333,772	$64,384,361	$47,269,292	$29,729,493	$29,056,053
Undistributed
net investment
income (loss)	$(10,223,368)	$(3,988,261)	$(23,980)	$23,698	$(17,976)	$(1,999)

The accompanying notes to financial statements are an integral part of this statement.

(This Page Intentionally Left Blank.)

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

			Net
	Net asset		realized and		Dividends
	value,	Net	unrealized	Total from	from net
	beginning	investment	gain/(loss) on	investment	investment
	of period	income(5)	investments	operations	income
Brandes International Equity Fund
Class A(8)
3/31/2015 (Unaudited)	$16.58	0.07	0.11	0.18	(0.07)
9/30/14	$16.03	0.33	0.56	0.89	(0.34)
9/30/13	$13.50	0.34	3.02	3.36	(0.83)
9/30/12	$13.00	0.38	0.76	1.14	(0.64)
1/31/2011(3) – 9/30/2011	$15.74	0.26	(3.00)	(2.74)	—
Class C
3/31/2015 (Unaudited)	$16.48	0.01	0.11	0.12	(0.03)
9/30/14	$15.98	0.20	0.55	0.75	(0.25)
1/31/2013(3) – 9/30/2013	$14.30	0.15	1.84	1.99	(0.31)
Class E
3/31/2015 (Unaudited)	$16.56	0.07	0.09	0.16	(0.04)
9/30/14	$16.01	0.33	0.54	0.87	(0.32)
9/30/13	$13.48	0.33	3.03	3.36	(0.84)
9/30/12	$12.97	0.41	0.74	1.15	(0.64)
9/30/11	$14.91	0.37	(1.96)	(1.59)	(0.35)
9/30/10	$15.24	0.33	(0.40)	(0.07)	(0.26)
Class I
3/31/2015 (Unaudited)	$16.60	0.09	0.11	0.20	(0.08)
9/30/14	$16.05	0.36	0.56	0.92	(0.37)
9/30/13	$13.50	0.35	3.04	3.39	(0.84)
9/30/12	$12.99	0.41	0.76	1.17	(0.66)
9/30/11	$14.92	0.40	(1.98)	(1.58)	(0.35)
9/30/10	$15.24	0.32	(0.38)	(0.06)	(0.26)

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

										Ratio of net
										investment
								Ratio of		income
						Ratio of net		expenses (prior		(prior to
			Net assets,	Ratio of		investment		to reimburse-		reimburse-
Net asset			end of	net expenses		income		ments)		ments) to		Portfolio
value, end	Total		period	to average		to average		to average		average		turnover
of period	return(6)		(millions)	net assets(4)		net assets(4)		net assets		net assets		rate

$16.69	1.03	%(1)	$13.1	1.18	%(2)	0.88	%(2)	1.18	%(2)	0.88	%(2)	18.75	%(1)
$16.58	5.47%		$9.0	1.19%		1.92%		1.18%		1.93%		39.53%
$16.03	26.06%		$0.7	1.23%		2.25%		1.31%		2.17%		19.43%
$13.50	8.94%		$—	1.40%		2.86%		1.45%		2.81%		13.47%
$13.00	(17.41	)%(1)	$—	1.30	%(2)	2.54	%(2)	1.30	%(2)	2.54	%(2)	4.99	%(1)

$16.57	0.59	%(1)	$8.2	1.93	%(2)	0.12	%(2)	1.92	%(2)	0.13	%(2)	18.75	%(1)
$16.48	4.64%		$4.3	1.93%		1.19%		1.93%		1.19%		39.53%
$15.98	14.17	%(7)	$0.1	1.95	%(2)	1.53	%(2)	1.97	%(2)	1.51	%(2)	19.43	%(1)

$16.68	0.84	%(1)	$1.8	1.18	%(2)	0.89	%(2)	1.18	%(2)	0.89	%(2)	18.75	%(1)
$16.56	5.38%		$12.3	1.19%		1.93%		1.18%		1.94%		39.53%
$16.01	26.15%		$22.0	1.22%		2.26%		1.23%		2.25%		19.43%
$13.48	9.05%		$6.6	1.18%		3.09%		1.23%		3.04%		13.47%
$12.97	(11.04)%		$4.4	1.32%		2.40%		1.32%		2.40%		4.99%
$14.91	(0.44)%		$0.9	1.19%		2.36%		1.19%		2.36%		29.15%

$16.72	1.09	%(1)	$529.5	1.00	%(2)	1.07	%(2)	0.98	%(2)	1.09	%(2)	18.75	%(1)
$16.60	5.61%		$521.9	1.00%		2.12%		0.99%		2.13%		39.53%
$16.05	26.43%		$404.4	1.03%		2.45%		1.15%		2.33%		19.43%
$13.50	9.09%		$352.7	1.16%		3.11%		1.21%		3.06%		13.47%
$12.99	(10.95)%		$454.7	1.14%		2.58%		1.14%		2.58%		4.99%
$14.92	(0.37)%		$771.7	1.13%		2.19%		1.13%		2.19%		29.15%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

			Net
	Net asset		realized and		Dividends	Dividends
	value,	Net	unrealized	Total from	from net	from net
	beginning	investment	gain/(loss) on	investment	investment	realized
	of period	income(5)	investments	operations	income	gains
Brandes Global Equity Fund
Class A(8)
3/31/2015 (Unaudited)	$25.43	0.09	0.01	0.10	(0.09)	(1.62)
9/30/14	$24.20	0.43	2.00	2.43	(0.44)	(0.76)
9/30/13	$20.27	0.38	4.80	5.18	(0.91)	(0.34)
9/30/12	$19.19	0.43	2.22	2.65	(0.44)	(1.13)
1/31/2011(3) – 9/30/2011	$22.34	0.29	(3.44)	(3.15)	—	—
Class C
3/31/2015 (Unaudited)	$25.31	0.00	0.01	0.01	(0.02)	(1.62)
9/30/14	$24.14	0.24	1.99	2.23	(0.30)	(0.76)
1/31/2013(3) – 9/30/2013	$21.21	0.15	3.12	3.27	(0.34)	—
Class E
3/31/2015 (Unaudited)	$25.16	0.09	0.01	0.10	(0.12)	(1.62)
9/30/14	$24.00	0.43	1.99	2.42	(0.50)	(0.76)
9/30/13	$20.17	0.37	4.77	5.14	(0.97)	(0.34)
9/30/12	$19.13	0.44	2.20	2.64	(0.47)	(1.13)
9/30/11	$21.73	0.51	(1.59)	(1.08)	(0.44)	(1.08)
9/30/10	$21.25	0.37	0.50	0.87	(0.39)	—
Class I
3/31/2015 (Unaudited)	$25.52	0.12	0.01	0.13	(0.11)	(1.62)
9/30/14	$24.26	0.50	2.00	2.50	(0.48)	(0.76)
9/30/13	$20.33	0.43	4.81	5.24	(0.98)	(0.34)
9/30/12	$19.22	0.49	2.22	2.71	(0.47)	(1.13)
9/30/11	$21.76	0.51	(1.53)	(1.02)	(0.44)	(1.08)
9/30/10	$21.24	0.42	0.48	0.90	(0.38)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

										Ratio of net
										investment
								Ratio of		income
						Ratio of net		expenses (prior		(prior to
			Net assets,	Ratio of		investment		to reimburse-		reimburse-
Net asset			end of	net expenses		income		ments)		ments) to		Portfolio
value, end	Total		period	to average		to average		to average		average		turnover
of period	return(6)		(millions)	net assets(4)		net assets(4)		net assets		net assets		rate

$23.82	0.39	%(1)	$2.5	1.25	%(2)	0.77	%(2)	1.65	%(2)	0.37	%(2)	15.19	%(1)
$25.43	10.18%		$1.2	1.25%		1.67%		1.71%		1.21%		30.33%
$24.20	26.81%		$0.3	1.25%		1.72%		1.97%		1.00%		24.37%
$20.27	14.38%		$0.1	1.25%		2.23%		2.00%		1.47%		18.00%
$19.19	(14.10	)%(1)	$—	1.25	%(2)	2.05	%(2)	1.74	%(2)	1.56	%(2)	23.94	%(1)

$23.68	0.02	%(1)	$1.9	2.00	%(2)	0.02	%(2)	2.40	%(2)	(0.38	)%(2)	15.19	%(1)
$25.31	9.34%		$1.1	2.00%		0.92%		2.46%		0.46%		30.33%
$24.14	15.55	%(7)	$0.1	2.00	%(2)	0.97	%(2)	2.71	%(2)	0.26	%(2)	24.37	%(1)

$23.52	0.38	%(1)	$0.3	1.25	%(2)	0.77	%(2)	1.41	%(2)	0.61	%(2)	15.19	%(1)
$25.16	10.20%		$0.3	1.25%		1.68%		1.48%		1.45%		30.33%
$24.00	26.80%		$0.2	1.25%		1.71%		1.76%		1.20%		24.37%
$20.17	14.35%		$0.2	1.25%		2.23%		1.69%		1.78%		18.00%
$19.13	(5.80)%		$0.2	1.25%		2.05%		1.69%		1.62%		23.94%
$21.73	4.08%		$0.1	1.20%		1.78%		1.41%		1.57%		16.87%

$23.92	0.52	%(1)	$47.2	1.00	%(2)	1.02	%(2)	1.46	%(2)	0.56	%(2)	15.19	%(1)
$25.52	10.46%		$45.9	1.00%		1.93%		1.53%		1.40%		30.33%
$24.26	27.12%		$39.4	1.00%		1.96%		1.75%		1.21%		24.37%
$20.33	14.67%		$30.1	1.00%		2.47%		1.68%		1.79%		18.00%
$19.22	(5.51)%		$36.4	1.00%		2.30%		1.44%		1.86%		23.94%
$21.76	4.28%		$41.0	1.00%		2.00%		1.41%		1.59%		16.87%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

			Net
	Net asset		realized and		Dividends
	value,	Net	unrealized	Total from	from net
	beginning	investment	gain/(loss) on	investment	investment
	of period	income(5)	investments	operations	income
Brandes Global Equity Income Fund
Class A
12/31/2014(3) –
3/31/2015 (Unaudited)	$10.00	0.05	0.51	0.56	(0.04)
Class C
12/31/2014(3) –
3/31/2015 (Unaudited)	$10.00	0.05	0.51	0.56	(0.04)
Class I
12/31/2014(3) –
3/31/2015 (Unaudited)	$10.00	0.05	0.49	0.54	(0.04)

Brandes Global Opportunities Value Fund
Class A
12/31/2014(3) –
3/31/2015 (Unaudited)	$10.00	0.01	0.46	0.47	(0.01)
Class C
12/31/2014(3) –
3/31/2015 (Unaudited)	$10.00	0.01	0.43	0.44	(0.01)
Class I
12/31/2014(3) –
3/31/2015 (Unaudited)	$10.00	0.01	0.43	0.44	(0.01)

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on December 31, 2014.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

						Ratio of net
						investment
					Ratio of	income
				Ratio of net	expenses (prior	(prior to
		Net assets,	Ratio of	investment	to reimburse-	reimburse-
Net asset		end of	net expenses	income	ments)	ments) to	Portfolio
value, end	Total	period	to average	to average	to average	average	turnover
of period	return(6)(7)	(millions)	net assets(2)(4)	net assets(2)(4)	net assets(2)	net assets(2)	rate(1)

$10.52	5.57%	$—	1.25%	1.83%	38.84%	(35.76)%	4.18%

$10.52	5.57%	$—	2.00%	1.08%	39.59%	(36.51)%	4.18%

$10.50	5.36%	$0.7	1.00%	2.03%	38.64%	(35.61)%	4.18%

$10.46	4.66%	$—	1.40%	0.03%	25.32%	(21.89)%	7.54%

$10.43	4.36%	$—	2.15%	(0.72)%	24.07%	(22.64)%	7.54%

$10.43	4.34%	$1.3	1.15%	0.23%	23.12%	(21.74)%	7.54%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

			Net	Net
	Net asset		realized and	increase			Dividends	Dividends
	value,	Net	unrealized	from		Total from	from net	from net
	beginning	investment	gain/(loss) on	payments		investment	investment	realized
	of period	income(5)	investments	by affiliates		operations	income	gains
Brandes Emerging Markets Value Fund
Class A(8)
3/31/2015 (Unaudited)	$9.56	0.03	(1.70)	—		(1.67)	(0.06)	(0.23)
9/30/14	$9.23	0.11	0.53	—		0.64	(0.10)	(0.21)
9/30/13	$8.96	0.11	0.59	—		0.70	(0.22)	(0.21)
9/30/12	$7.85	0.17	1.10	—		1.27	(0.08)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.14	(2.29)	—	(9)	(2.15)	—	—
Class C
3/31/2015 (Unaudited)	$9.51	0.00	(1.69)	—		(1.69)	(0.04)	(0.23)
9/30/14	$9.19	0.03	0.54	—		0.57	(0.04)	(0.21)
1/31/2013(3) – 9/30/2013	$9.54	0.02	(0.30)	—		(0.28)	(0.07)	—
Class I
3/31/2015 (Unaudited)	$9.58	0.04	(1.71)	—		(1.67)	(0.06)	(0.23)
9/30/14	$9.24	0.13	0.54	—		0.67	(0.12)	(0.21)
9/30/13	$8.99	0.13	0.56	—		0.69	(0.23)	(0.21)
9/30/12	$7.86	0.20	1.10	—		1.30	(0.09)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.15	(2.29)	—	(9)	(2.14)	—	—

Brandes International Small Cap Equity Fund
Class A(8)
3/31/2015 (Unaudited)	$13.55	0.01	(0.09)	—		(0.08)	(0.14)	(0.41)
9/30/14	$13.72	0.06	1.02	—		1.08	(0.36)	(0.89)
9/30/13	$10.56	0.06	3.36	—		3.42	(0.14)	(0.12)
1/31/2012(3) – 9/30/2012	$10.00	0.10	0.46	—		0.56	—	—
Class C
3/31/2015 (Unaudited)	$13.45	(0.03)	(0.10)	—		(0.13)	(0.13)	(0.41)
9/30/14	$13.68	(0.04)	1.02	—		0.98	(0.32)	(0.89)
1/31/2013(3) – 9/30/2013	$11.90	(0.02)	1.83	—		1.81	(0.03)	—
Class I
3/31/2015 (Unaudited)	$13.58	0.03	(0.10)	—		(0.07)	(0.15)	(0.41)
9/30/14	$13.74	0.09	1.03	—		1.12	(0.39)	(0.89)
9/30/13	$10.56	0.09	3.37	—		3.46	(0.16)	(0.12)
1/31/2012(3) – 9/30/2012	$10.00	0.10	0.46	—		0.56	—	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.
(9)	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

										Ratio of net
										investment
								Ratio of		income
						Ratio of net		expenses (prior		(prior to
			Net assets,	Ratio of		investment		to reimburse-		reimburse-
Net asset			end of	net expenses		income		ments)		ments) to		Portfolio
value, end	Total		period	to average		to average		to average		average		turnover
of period	return(6)		(millions)	net assets(4)		net assets(4)		net assets		net assets		rate

$7.60	(17.84	)%(1)	$231.0	1.37	%(2)	0.67	%(2)	1.36	%(2)	0.68	%(2)	21.46	%(1)
$9.56	7.09%		$266.9	1.37%		1.10%		1.37%		1.10%		22.54%
$9.23	8.09%		$131.7	1.37%		1.16%		1.46%		1.07%		21.74%
$8.96	16.40%		$68.1	1.37%		2.03%		1.60%		1.79%		28.59%
$7.85	(21.50	)%(1)	$38.4	1.37	%(2)	2.12	%(2)	1.64	%(2)	1.85	%(2)	94.70	%(1)

$7.55	(18.13	)%(1)	$22.8	2.11	%(2)	(0.07	)%(2)	2.11	%(2)	(0.07	)%(2)	21.46	%(1)
$9.51	6.38%		$25.3	2.12%		0.35%		2.13%		0.34%		22.54%
$9.19	(2.84	)%(7)	$5.3	2.12	%(2)	0.42	%(2)	2.20	%(2)	0.34	%(2)	21.74	%(1)

$7.62	(17.72	)%(1)	$904.1	1.12	%(2)	0.92	%(2)	1.16	%(2)	0.88	%(2)	21.46	%(1)
$9.58	7.41%		$1,144.3	1.12%		1.34%		1.18%		1.28%		22.54%
$9.24	8.20%		$287.7	1.12%		1.41%		1.26%		1.27%		21.74%
$8.99	16.79%		$134.5	1.12%		2.26%		1.35%		2.03%		28.59%
$7.86	(21.40	)%(1)	$71.9	1.11	%(2)	2.38	%(2)	1.35	%(2)	2.14	%(2)	94.70	%(1)

$12.92	(0.39	)%(1)	$58.8	1.40	%(2)	0.18	%(2)	1.32	%(2)	0.26	%(2)	16.54	%(1)
$13.55	8.36%		$50.1	1.40%		0.42%		1.39%		0.43%		24.30%
$13.72	32.98%		$31.2	1.40%		0.49%		1.68%		0.21%		24.45%
$10.56	5.60	%(1)	$38.4	1.40	%(2)	1.19	%(2)	2.16	%(2)	0.43	%(2)	13.55	%(1)

$12.78	(0.73	)%(1)	$13.5	2.08	%(2)	(0.50	)%(2)	2.07	%(2)	(0.49	)%(2)	16.54	%(1)
$13.45	7.60%		$12.3	2.14%		(0.32)%		2.14%		(0.32)%		24.30%
$13.68	15.23	%(7)	$1.5	2.15	%(2)	(0.25	)%(2)	2.40	%(2)	(0.50	)%(2)	24.45	%(1)

$12.95	(0.30	)%(1)	$642.5	1.15	%(2)	0.43	%(2)	1.12	%(2)	0.46	%(2)	16.54	%(1)
$13.58	8.67%		$567.9	1.15%		0.67%		1.18%		0.64%		24.30%
$13.74	33.41%		$81.5	1.15%		0.74%		1.48%		0.41%		24.45%
$10.56	5.60	%(1)	$38.4	1.15	%(2)	1.44	%(2)	1.91	%(2)	0.68	%(2)	13.55	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

			Net
	Net asset		realized and		Dividends	Dividends
	value,	Net	unrealized	Total from	from net	from net
	beginning	investment	gain/(loss) on	investment	investment	realized
	of period	income(5)	investments	operations	income	gains
Brandes Core Plus Fixed Income Fund
Class A
3/31/2015 (Unaudited)	$9.22	0.10	0.14	0.24	(0.10)	(0.05)
9/30/14	$9.16	0.25	0.06	0.31	(0.24)	(0.01)
1/31/2013(3) – 9/30/2013	$9.43	0.20	(0.28)	(0.08)	(0.19)	—
Class E
3/31/2015 (Unaudited)	$9.30	0.10	0.14	0.24	(0.10)	(0.05)
9/30/14	$9.21	0.25	0.10	0.35	(0.25)	(0.01)
9/30/13	$9.61	0.30	(0.22)	0.08	(0.36)	(0.12)
9/30/12	$9.36	0.38	0.50	0.88	(0.44)	(0.19)
9/30/11	$9.66	0.47	(0.12)	0.35	(0.48)	(0.17)
9/30/10	$8.96	0.54	0.64	1.18	(0.48)	—
Class I
3/31/2015 (Unaudited)	$9.28	0.10	0.14	0.24	(0.11)	(0.05)
9/30/14	$9.19	0.27	0.10	0.37	(0.27)	(0.01)
9/30/13	$9.60	0.32	(0.23)	0.09	(0.38)	(0.12)
9/30/12	$9.35	0.40	0.50	0.90	(0.46)	(0.19)
9/30/11	$9.65	0.49	(0.12)	0.37	(0.50)	(0.17)
9/30/10	$8.95	0.56	0.64	1.20	(0.50)	—

Brandes Credit Focus Yield Fund
Class A(8)
3/31/2015 (Unaudited)	$10.23	0.11	0.10	0.21	(0.11)	(0.01)
9/30/14	$10.15	0.21	0.09	0.30	(0.21)	(0.01)
9/30/13	$10.39	0.19	(0.17)	0.02	(0.20)	(0.06)
3/2/2012(3) – 9/30/2012	$10.10	0.16	0.29	0.45	(0.16)	—
Class I
3/31/2015 (Unaudited)	$10.23	0.13	0.10	0.23	(0.13)	(0.01)
9/30/14	$10.15	0.23	0.09	0.32	(0.23)	(0.01)
9/30/13	$10.39	0.22	(0.18)	0.04	(0.22)	(0.06)
1/31/2012(3) – 9/30/2012	$10.00	0.23	0.38	0.61	(0.22)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

										Ratio of net
										investment
								Ratio of		income
						Ratio of net		expenses (prior		(prior to
			Net assets,	Ratio of		investment		to reimburse-		reimburse-
Net asset			end of	net expenses		income		ments)		ments) to		Portfolio
value, end	Total		period	to average		to average		to average		average		turnover
of period	return(6)		(millions)	net assets(4)		net assets(4)		net assets		net assets		rate

$9.31	2.60	%(1)	$2.1	0.70	%(2)	2.06	%(2)	1.08	%(2)	1.68	%(2)	3.55	%(1)
$9.22	3.52%		$2.1	0.70%		2.68%		1.33%		2.05%		18.63%
$9.16	(0.88	)%(7)	$1.4	0.70	%(2)	3.23	%(2)	1.45	%(2)	2.48	%(2)	33.91	%(1)

$9.39	2.59	%(1)	$2.0	0.70	%(2)	2.05	%(2)	1.08	%(2)	1.67	%(2)	3.55	%(1)
$9.30	3.86%		$1.9	0.70%		2.68%		1.39%		1.99%		18.63%
$9.21	0.79%		$1.2	0.70%		3.22%		1.40%		2.52%		33.91%
$9.61	9.85%		$6.9	0.70%		4.06%		1.45%		3.33%		31.59%
$9.36	3.72%		$3.8	0.70%		4.90%		1.48%		4.13%		91.18%
$9.66	13.47%		$2.7	0.70%		5.80%		1.48%		5.02%		150.89%

$9.36	2.62	%(1)	$60.3	0.50	%(2)	2.26	%(2)	0.88	%(2)	1.88	%(2)	3.55	%(1)
$9.28	4.10%		$43.3	0.50%		2.88%		1.20%		2.18%		18.63%
$9.19	0.89%		$29.7	0.50%		3.43%		1.23%		2.70%		33.91%
$9.60	10.06%		$25.3	0.50%		4.28%		1.23%		3.55%		31.59%
$9.35	3.94%		$23.2	0.50%		5.11%		1.25%		4.36%		91.18%
$9.65	13.73%		$24.8	0.50%		6.00%		1.25%		5.25%		150.89%

$10.32	2.06	%(1)	$2.1	0.95%		2.22%		1.52%		1.65%		11.57	%(1)
$10.23	2.94%		$2.0	0.95%		2.02%		1.50%		1.47%		26.17%
$10.15	0.13%		$4.2	0.95%		1.84%		1.61%		1.18%		23.05%
$10.39	4.51	%(1)	$—	0.95	%(2)	2.69	%(2)	1.05	%(2)	2.06	%(2)	162.73	%(1)

$10.32	2.25	%(1)	$27.6	0.70%		2.47%		1.27%		1.90%		11.57	%(1)
$10.23	3.20%		$27.1	0.70%		2.26%		1.26%		1.70%		26.17%
$10.15	0.40%		$25.2	0.70%		2.09%		1.42%		1.37%		23.05%
$10.39	6.23	%(1)	$19.3	0.70	%(2)	3.39	%(2)	2.35	%(2)	1.74	%(2)	162.73	%(1)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)

NOTE 1 − ORGANIZATION

The Brandes International Equity Fund (the “International Fund”), the Brandes Global Equity Fund (the “Global Fund”), the Brandes Global Equity Income Fund (the “Global Income Fund”), the Brandes Global Opportunities Value Fund (the “Global Opportunities Fund”), the Brandes Emerging Markets Value Fund (the “Emerging Markets Fund”), the Brandes International Small Cap Equity Fund (the “International Small Cap Fund”), the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”) and the Brandes Credit Focus Yield Fund (the “Credit Focus Yield Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company.

The International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, Credit Focus Yield Fund and International Small Cap Fund began operations on January 2, 1997, October 6, 2008, December 31, 2014, December 31, 2014, January 31, 2011, January 31, 2012 and January 31, 2012, respectively. Prior to January 31, 2011 for the Emerging Markets Fund and January 31, 2012 for the International Small Cap and Credit Focus Yield Funds, these Funds’ portfolios were managed as private investment funds with investment objectives, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund, International Small Cap Fund and Credit Focus Yield Fund, respectively. The Core Plus Fund began operations on December 28, 2007.

The International Fund and Global Fund have four classes of shares: Class A, Class C, Class E and Class I. The Emerging Markets Fund, Global Income Fund, Global Opportunities Fund and International Small Cap Fund have three classes of shares: Class A, Class C and Class I. The Core Plus Fund has three classes of shares: Class A, Class E and Class I. The Credit Focus Yield Fund has two classes of shares: Class A and Class I. Prior to January 31, 2013, Class A shares were known as Class S shares for the International, Global, Emerging Markets, International Small Cap and Credit Focus Yield Funds (Class A shares have the same operating expenses as Class S shares).

The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $1 billion. The International, International Small Cap and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund, Global Income Fund and Global Opportunities Fund invests its assets in securities of foreign and domestic companies. The Core Plus Fund and Credit Focus Yield Fund invest predominantly in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 2 − SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B.
Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

C.
Delayed Delivery Securities. The Funds may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds did not have any open commitments on delayed delivery securities as of March 31, 2015.

D.
Participatory Notes. The International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying securities, subject to the credit risk of the issuing financial institution.

Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them and generally are issued as an actual note from the financial intermediary or an equity linked warrant (commonly known as a low exercise price option). The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuer of the securities underlying such participatory note. The investment advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the investment advisor will complete an analysis of the prospective counterparties and once purchased, will continue to monitor creditworthiness on a quarterly basis. The investment advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.

The Funds record counterparty credit risk valuation adjustments, if material, on the participatory notes in order to appropriately reflect the credit quality of the counterparty. During the period ended March 31, 2015, the Funds did not make any counterparty credit risk valuation adjustments.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

The International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds did not invest in any participatory notes at March 31, 2015.

E.
Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.

F.
Concentration of Risk. As of March 31, 2015, the International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds held a significant portion of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds’ net assets. The investment advisor monitors these off-balance sheet risks.

G.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.

H.
Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities.  As of March 31, 2015, the International Equity Fund, Global Equity Fund, Global Income Fund, Global Opportunities Fund, Core Plus Fund and Credit Focus Yield Fund did not have any securities on loan.  The Emerging Markets Fund and International Small Cap Fund had market values of securities loaned of $3,398,377 and $2,627,264 and received non-cash collateral for the loans of $3,466,363 and $2,800,673, respectively.  Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default.  Therefore, non-cash collateral is not included on the Funds’ Schedule of Investments or Statement of Assets and Liabilities.

I.
Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J.
Accounting for Uncertainty in Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds are those that are open for exam by taxing authorities (2011 through 2014). As of March 31, 2015 the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2014.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

K.
Payment by Affiliate. During the fiscal year ended September 30, 2011, Brandes Investment Partners, L.P. voluntarily reimbursed the Emerging Markets Fund $5,862 relating to commissions paid by the Emerging Markets Fund to brokers for execution of certain securities transactions in relation to a redemption in kind during that period. These reimbursements have been classified on the Financial Highlights as “Net increase from payments by affiliates”.

L.
Fair Value Measurements. The Trust has adopted accounting principles generally accepted in the United States of America (“US GAAP”) related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 — Other significant observable market inputs including quoted prices for similar instruments in active markets; quoted adjusted prices in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among broker market makers.

Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

M.
Security Valuation. Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Equity securities traded on an exchange for which there have been no sales on the valuation date are generally valued at the mean between last bid and ask price on such day and are categorized as Level 2 on the fair value hierarchy, or are fair valued by the Valuation Committee.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds are valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy if significant observable inputs are used.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.  As of March 31, 2015, the International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund and International Small Cap Fund had securities with market values of $448,017,726, $29,390,590, $354,039, $612,555, $497,003,306 and $322,985,315, that represent 81.08%, 56.59%, 54.23%, 45.38%, 42.92% and 45.19% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.

Fixed income securities (other than repurchase agreements and demand notes) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed delivery basis and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Rights that are traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchange is open.  A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security at a specified price, often for a short period.  Rights may or may not be transferable.

The Funds may enter into mortgage dollar roll transactions in which the Funds sell a mortgage-backed security to a counterparty and simultaneously enter into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase a Fund’s portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless the Advisor determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Valuation methodologies used to fair value such securities in the Funds’ portfolios as

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

of March 31, 2015 include conversion value, correlation to similar securities and financial statement analysis. The securities fair valued by the Valuation Committee are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The following is a summary of the level inputs used, as of March 31, 2015, involving the Funds’ assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Equities
Consumer Discretionary	$—	$63,827,113	$—	$63,827,113
Consumer Staples	—	52,441,480	—	52,441,480
Energy	8,336,433	44,082,805	—	52,419,238
Financials	19,365,064	111,868,094	—	131,233,158
Health Care	—	68,498,050	—	68,498,050
Industrials	8,618,917	21,348,224	—	29,967,141
Information Technology	—	12,779,725	—	12,779,725
Materials	8,283,646	19,711,005	—	27,994,651
Telecommunication Services	2,469,326	27,759,680	—	30,229,006
Utilities	6,353,076	18,162,667	—	24,515,743
Total Equities	53,426,462	440,478,843	—	493,905,305
Preferred Stocks
Energy	12,992,102	7,538,883	—	20,530,985
Telecommunication Services	4,008,472	—	—	4,008,472
Total Preferred Stocks	17,000,574	7,538,883	—	24,539,457
Repurchase Agreements	—	40,132,061	—	40,132,061
Total Investments in Securities	$70,427,036	$488,149,787	$—	$558,576,823

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Description	Level 1	Level 2	Level 3	Total
Global Fund
Equities
Consumer Discretionary	$—	$5,909,962	$—	$5,909,962
Consumer Staples	735,318	5,168,757	—	5,904,075
Energy	2,298,307	2,619,438	—	4,917,745
Financials	5,900,456	5,701,329	—	11,601,785
Health Care	2,937,151	4,069,667	—	7,006,818
Industrials	1,567,658	—	—	1,567,658
Information Technology	2,909,411	2,046,132	—	4,955,543
Materials	—	1,024,523	—	1,024,523
Telecommunication Services	920,182	1,781,030	—	2,701,212
Utilities	580,781	1,069,752	—	1,650,533
Total Equities	17,849,264	29,390,590	—	47,239,854
Preferred Stocks
Energy	466,494	—	—	466,494
Total Preferred Stocks	466,494	—	—	466,494
Repurchase Agreements	—	4,423,843	—	4,423,843
Total Investments in Securities	$18,315,758	$33,814,433	$—	$52,130,191

Global Income Fund
Equities
Consumer Discretionary	$—	$51,825	$—	$51,825
Consumer Staples	32,352	88,876	—	121,228
Energy	10,498	59,478	—	69,976
Financials	20,117	51,999	—	72,116
Health Care	42,239	54,979	—	97,218
Industrials	—	12,716	—	12,716
Information Technology	33,182	5,901	—	39,083
Materials	—	12,471	—	12,471
Utilities	33,744	15,794	—	49,538
Total Equities	172,132	354,039	—	526,171
Preferred Stocks
Financials	49,641	—	—	49,641
Total Preferred Stocks	49,641	—	—	49,641
Real Estate Investment Trusts	9,574	—	—	9,574
Repurchase Agreements	—	67,683	—	67,683
Total Investments in Securities	$231,347	$421,722	$—	$653,069

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Description	Level 1	Level 2	Level 3	Total
Global Opportunities Fund
Equities
Consumer Discretionary	$73,732	$100,907	$—	$174,639
Consumer Staples	23,036	106,843	—	129,879
Energy	61,575	40,929	—	102,504
Financials	87,383	85,664	—	173,047
Health Care	20,662	44,874	—	65,536
Industrials	135,358	33,864	—	169,222
Information Technology	—	35,928	—	35,928
Materials	43,459	30,282	—	73,741
Telecommunication Services	27,409	62,363	—	89,772
Utilities	35,222	41,256	—	76,478
Total Equities	507,836	582,910	—	1,090,746
Preferred Stocks
Consumer Discretionary	—	26,936	—	26,936
Energy	22,838	15,186	—	38,024
Financials	13,693	—	—	13,693
Total Preferred Stocks	36,531	42,122	—	78,653
Real Estate Investment Trusts	34,292	—	—	34,292
Repurchase Agreements	—	98,149	—	98,149
Total Investments in Securities	$578,659	$723,181	$—	$1,301,840

Emerging Markets Fund
Equities
Consumer Discretionary	$72,623,361	$134,843,202	$224,340	$207,690,903
Consumer Staples	48,489,642	8,056,186	—	56,545,828
Energy	71,926,533	—	—	71,926,533
Financials	75,536,654	148,061,541	—	223,598,195
Health Care	5,742,796	31,420,834	—	37,163,630
Industrials	54,991,157	11,544,307	—	66,535,464
Information Technology	—	17,388,166	—	17,388,166
Materials	71,419,583	28,951,516	—	100,371,099
Telecommunication Services	37,717,642	44,255,953	—	81,973,595
Utilities	62,947,805	39,770,457	—	102,718,262
Total Equities	501,395,173	464,292,162	224,340	965,911,675
Preferred Stocks
Consumer Discretionary	—	24,459,949	—	24,459,949
Consumer Staples	10,499,324	—	—	10,499,324
Energy	42,538,640	8,408,820	—	50,947,460
Financials	26,117,625	—	—	26,117,625
Telecommunication Services	18,289,302	—	—	18,289,302
Utilities	12,240,745	—	—	12,240,745
Total Preferred Stocks	109,685,636	32,868,769	—	142,554,405
Real Estate Investment Trusts	31,467,870	—	—	31,467,870
Convertible Bonds	—	330,871	—	330,871
Repurchase Agreements	—	25,489,447	—	25,489,447
Short Term Investments	2	—	—	2
Total Investments in Securities	$642,548,681	$522,981,249	$224,340	$1,165,754,270

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Description	Level 1	Level 2	Level 3	Total
International Small Cap Fund
Equities
Consumer Discretionary	$81,483,272	$68,352,929	$99,803	$149,936,004
Consumer Staples	24,029,211	35,510,432	—	59,539,643
Energy	—	6,784,735	—	6,784,735
Financials	23,044,405	7,827,803	—	30,872,208
Health Care	23,861,785	16,814,868	—	40,676,653
Industrials	45,342,026	64,571,840	—	109,913,866
Information Technology	25,752,095	38,436,951	—	64,189,046
Materials	21,684,846	33,177,089	—	54,861,935
Telecommunication Services	14,272,809	6,648,672	—	20,921,481
Utilities	8,396,561	37,833,585	—	46,230,146
Total Equities	267,867,010	315,958,904	99,803	583,925,717
Preferred Stocks
Utilities	3,970,814	—	—	3,970,814
Total Preferred Stocks	3,970,814	—	—	3,970,814
Real Estate Investment Trusts	14,118,160	7,083,498	—	21,201,658
Convertible Bonds	—	113,906	—	113,906
Corporate Bonds	—	1,378,066	—	1,378,066
Repurchase Agreements	—	98,746,509	—	98,746,509
Total Investments in Securities	$285,955,984	$423,280,883	$99,803	$709,336,670

Core Plus Fund
Preferred Stocks	$208,026	$1,022,100	$—	$1,230,126
Asset Backed Securities	—	1,179,182	—	1,179,182
Corporate Bonds	—	19,303,686	—	19,303,686
Government Securities	—	38,289,443	—	38,289,443
Mortgage Backed Securities	—	1,511,577	—	1,511,577
Repurchase Agreements	—	2,092,345	—	2,092,345
Total Investments in Securities	$208,026	$63,398,333	$—	$63,606,359

Credit Focus Yield Fund
Preferred Stocks	$314,706	$644,136	$—	$958,842
Asset Backed Securities	—	264,487	—	264,487
Corporate Bonds	—	17,323,788	—	17,323,788
Government Securities	—	10,266,577	—	10,266,577
Mortgage Backed Securities	—	9,734	—	9,734
Repurchase Agreements	—	585,212	—	585,212
Total Investments in Securities	$314,706	$29,093,934	$—	$29,408,640

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Below are the transfers into or out of Levels 1 and 2 for the Funds using market values measured at the end of the reporting periods:

				Global
	International	Global	Global	Opportunities
	Fund	Fund	Income Fund	Value Fund
Transfers into Level 1	$7,224,193	$—	$—	$—
Transfers out of Level 1	5,610,870	533,712	—	—
Net Transfers in/(out) of Level 1	$1,613,323	$(533,712)	$—	$—
Transfers into Level 2	$5,610,870	$533,712	$—	$—
Transfers out of Level 2	7,224,193	—	—	—
Net Transfers in/(out) of Level 2	$(1,613,323)	$533,712	$—	$—

	Emerging	International		Credit
	Markets	Small Cap	Core Plus	Focus
	Fund	Fund	Fund	Yield Fund
Transfers into Level 1	$92,045,059	$46,267,680	$—	$—
Transfers out of Level 1	59,591,400	52,430,271	—	—
Net Transfers in/(out) of Level 1	$32,453,659	$(6,162,591)	$—	$—
Transfers into Level 2	$59,591,400	$52,430,271	$—	$—
Transfers out of Level 2	92,045,059	46,267,680	—	—
Net Transfers in/(out) of Level 2	$(32,453,659)	$6,162,591	$—	$—

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack of trading volume on March 31, 2015. The transfers from Level 2 to Level 1 are due to the securities no longer being fair valued as a result of trading on a stock exchange on March 31, 2015.

There were no Level 3 securities in the International Equity, Global Equity, Global Income, Global Opportunities, Core Plus and Credit Focus Funds at the beginning or during the periods presented.

Below is a reconciliation that details the activity of securities in Level 3 in the Emerging Markets and International Small Cap Funds during the period ended March 31, 2015:

	Emerging	International
	Markets Fund	Small Cap Fund
Beginning Balance – October 1, 2014	$21,726,498	$—
Purchases	—	—
Sales	—	—
Transfers in to level 3	224,340	99,803
Transfers out of level 3	21,726,498	—
Realized gains (losses), net	—	—
Change in unrealized gains (losses)	—	—
Ending Balance – March 31, 2015	$224,340	$99,803

The transfer from Level 2 to Level 3 is due to the suspension of trading of the security.  The transfer from Level 3 to Level 2 is due to the security being quoted.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gains and losses on investments on the Statement of Assets and Liabilities. As of March 31, 2015 the Emerging Markets Fund and International Small Cap Fund had $4,942,717 and $1,864,948 of unrealized losses from Level 3 securities, respectively.

The following table presents information about unobservable inputs related to the Trust’s categories of Level 3 investments as of March 31, 2015.

	Fair Value	Valuation
	at 3/31/15	Techniques	Unobservable Inputs	Ranges
Common Stock	$324,143	Intrinsic	Financial statement analysis	N/A
		value	Restructuring plan

The following provides a general description of the impact of a change in an unobservable input on the fair value measurement and the interrelationship of unobservable inputs, where relevant and significant. Interrelationships may also exist between observable and unobservable inputs (for example, as interest rates rise, prepayment rates decline).

Common Stock

At regular intervals the above unobservable inputs are reviewed and compared to updated issuer information.  The factors that were considered in determining the fair value of this security, included consideration of the following:  balance sheet figures (which include the most recent estimate of assets and liabilities), restructuring framework presented by the issuer and its dilutive impact on common equity, general market conditions and other information and analysis.  If the financial condition of this company was to deteriorate the value of this common stock would be lower.

NOTE 3 − INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A. Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel, needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee.  The Advisor received a monthly fee at the annual rate of 0.80% of the first $5 billion of average daily net assets, and 0.70% of the amount of average daily net assets greater than $5 billion, of the International Fund.  The Advisor received a monthly fee at the annual rate of 0.95% of the first $2.5 billion of average daily net assets; 0.90% on average daily net assets from $2.5 billion to $5.0 billion; and 0.85% of the amount of average daily net assets greater than $5.0 billion, of the Emerging Markets Fund.  The Global Fund, Global Income Fund, Global Opportunities Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

incurred a monthly fee at the annual rate of 0.80%, 0.80%, 0.95%, 0.95%, 0.35% and 0.50% based upon their average daily net assets, respectively.  For the six months ended March 31, 2015, the International Fund, the Global Fund, the Global Income Fund, the Global Opportunities Fund, the Emerging Markets Fund, the International Small Cap Fund, the Core Plus Fund and the Credit Focus Yield Fund incurred $2,096,185, $204,055, $1,165, $3,007, $6,033,633, $3,018,470, $100,802 and $73,300 in advisory fees, respectively.

Certain officers and trustees of the Trust are also officers of the Advisor.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 31, 2016 (the “Expense Cap Agreement”):

Fund	Class A	Class C	Class E	Class I
International Fund	1.20%	1.95%	1.20%	1.00%
Global Fund	1.25%	2.00%	1.25%	1.00%
Global Income Fund	1.25%	2.00%	N/A	1.00%
Global Opportunities Fund	1.40%	2.15%	N/A	1.15%
Emerging Markets Fund	1.37%	2.12%	N/A	1.12%
International Small Cap Fund	1.40%	2.15%	N/A	1.15%
Core Plus Fund	0.70%	N/A	0.70%	0.50%
Credit Focus Yield Fund	0.95%	N/A	N/A	0.70%

Any reimbursements or fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, any such repayment must be made before the end of the third full fiscal year after the fiscal year in which the related reimbursement or waiver occurred. For the six months ended March 31, 2015, the Advisor waived expenses and/or reimbursed the Funds $0, $116,336, $55,605, $69,545, $180,642, $0, $109,024 and $83,701 for the International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund, respectively. Repayment rights expire as follows:

	Potential	Potential	Potential
	Recovery	Recovery	Recovery
	Expiring	Expiring	Expiring
	September 30,	September 30,	September 30,
Fund	2015	2016	2017
International Fund	$ 86,840	$458,927	$ —
Global Fund	229,270	255,029	243,183
Emerging Markets Fund	378,305	334,348	379,267
International Small Cap Fund	218,903	238,680	86,310
Core Plus Fund	156,102	237,047	259,463
Credit Focus Yield Fund	149,098	198,558	170,772

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

The Advisor did not recoup any fees previously waived or reimbursed for the Global Fund, Global Income Fund, Global Opportunities Fund, Core Plus Fund and Credit Focus Yield Fund.  For the six months ended March 31, 2015, the Advisor recouped fees previously waived or reimbursed in the amounts of:

Fund	Class A	Class C	Class E	Class I
International Fund	$ 22	$ 31	$74	$59,354
Emerging Markets Fund	$ 12,494	$ —	N/A	$ —
International Small Cap Fund	$ 20,069	$ 515	N/A	$87,159

B. Administration Fee. U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.03% of the first $1 billion of the Trust’s average daily net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per Fund per annum which is allocated among Funds based on their average net assets. For the six months ended March 31, 2015, the International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund incurred $63,026, $6,319, $258, $348, $166,613, $72,812, $5,954 and $3,460 in such fees, respectively.

C. Distribution and Servicing Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. A portion of the Funds’ distribution fees is paid by the Advisor.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Funds’ Class A and C shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of such Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% and 0.75% of the average daily net assets of each Fund’s Class A and C shares, respectively. During the six months ended March 31, 2015, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class C shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the six months ended March 31, 2015, the following Funds incurred expenses pursuant to the Plan:

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Fund	Class A	Class C
International Fund	$11,970	$21,860
Global Fund	2,940	5,988
Global Income Fund	—	—
Global Opportunities Fund	—	—
Emerging Markets Fund	297,772	88,352
International Small Cap Fund	62,337	46,837
Core Plus Fund	2,906	N/A
Credit Focus Yield Fund	2,574	N/A

Classes C, E and I of the Funds are permitted to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals with a written contract as shareholder servicing agent of the Funds, an annual fee for non-distribution sub-transfer agent and/or subaccounting services up to 0.25%, 0.25% and 0.05% of annual net assets attributable to Class C, Class E and Class I, respectively (the “Service Fee”).  For the six months ended March 31 2015, the Funds incurred the following Service Fees:

Fund	Class C	Class E	Class I
International Fund	$7,287	$5,012	$126,158
Global Fund	1,996	—	11,701
Global Income Fund	—	N/A	73
Global Opportunities Fund	—	N/A	158
Emerging Markets Fund	29,451	N/A	252,115
International Small Cap Fund	15,612	N/A	143,277
Core Plus Fund	N/A	2,415	13,336
Credit Focus Yield Fund	N/A	N/A	—

NOTE 4 − PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short term investments, were as follows for the six months ended March 31, 2015:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$—	$—	$105,236,140	$93,540,536
Global Fund	$—	$—	$10,065,182	$7,027,794
Global Income Fund	$—	$—	$580,811	$23,372
Global Opportunities Fund	$—	$—	$1,238,171	$88,429
Emerging Markets Fund	$—	$—	$276,255,897	$268,490,114
International Small Cap Fund	$—	$—	$156,950,166	$94,186,115
Core Plus Fund	$12,650,934	$364,799	$5,073,897	$1,488,567
Credit Focus Yield Fund	$1,356,270	$360,511	$2,154,113	$2,716,756

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund
	Six Months				Six Months
	Ended		Year Ended		Ended		Year Ended
	3/31/2015		9/30/2014		3/31/2015		9/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	403	$6,701	521	$8,960	151	$3,608	40	$1,024
Class C	292	4,746	240	4,115	45	1,082	41	1,058
Class E	142	2,210	867	14,641	—	—	1	20
Class I	7,308	118,808	12,643	217,623	226	5,503	297	7,655
Issued on
Reinvestment
of Distributions
Class A	3	51	8	138	6	141	1	24
Class C	1	11	3	44	4	96	1	15
Class E	—	4	33	582	1	14	—	10
Class I	147	2,437	554	9,620	134	3,230	82	2,074
Shares Redeemed
Class A	(165)	(2,702)	(33)	(557)	(98)	(2,332)	(4)	(113)
Class C	(61)	(971)	(6)	(95)	(11)	(267)	(3)	(68)
Class E	(776)	(12,587)	(1,530)	(26,412)	(1)	(22)	—	(6)
Class I	(7,217)	(116,127)	(6,938)	(118,344)	(184)	(4,418)	(203)	(5,301)
Net Increase/
(Decrease)
Resulting from
Fund Share
Transactions	77	$2,581	6,362	$110,315	273	$6,635	253	$6,392

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

	Global Income Fund		Global Opportunities Fund
	Period Ended		Period Ended
	3/31/2015*		3/31/2015*
	Shares	Amount	Shares	Amount

Shares Sold
Class A	—	$—	—	$—
Class C	—	—	—	—
Class E	N/A	N/A	N/A	N/A
Class I	62	623	129	1,295
Issued on
Reinvestment
of Distributions
Class A	—	—	—	—
Class C	—	—	—	—
Class E	N/A	N/A	N/A	N/A
Class I	—	2	—	1
Shares Redeemed
Class A	—	—	—	—
Class C	—	—	—	—
Class E	N/A	N/A	N/A	N/A
Class I	—	—	—	—
Net Increase
Resulting from
Fund Share
Transactions	62	$625	129	$1,296

*  Commenced operations on December 31, 2014.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

	Emerging Markets Fund				International Small Cap Fund
	Six Months				Six Months
	Ended		Year Ended		Ended		Year Ended
	3/31/2015		9/30/2014		3/31/2015		9/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	10,661	$87,693	34,722	$341,994	2,174	$27,346	5,852	$81,558
Class C	759	6,286	2,178	20,917	234	2,960	802	11,076
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	50,459	424,963	97,190	952,867	21,880	277,011	38,348	534,615
Issued on
Reinvestment
of Distributions
Class A	823	7,100	573	5,337	139	1,726	297	3,907
Class C	85	729	28	253	43	533	18	234
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	3,444	29,579	1,528	14,351	1,905	23,788	672	8,933
Shares Redeemed
Class A	(8,999)	(75,395)	(21,646)	(216,093)	(1,462)	(18,519)	(4,726)	(66,941)
Class C	(492)	(4,055)	(113)	(1,088)	(132)	(1,614)	(20)	(279)
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	(54,680)	(452,753)	(10,435)	(99,211)	(16,009)	(201,877)	(3,111)	(43,753)
Net Increase
Resulting from
Fund Share
Transactions	2,060	$24,147	104,025	$1,019,327	8,772	$111,354	38,132	$529,350

	Core Plus Fund				Credit Focus Yield Fund
	Six Months				Six Months
	Ended		Year Ended		Ended		Year Ended
	3/31/2015		9/30/2014		3/31/2015		9/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	295	$2,733	889	$8,213	14	$144	84	$865
Class E	20	184	106	980	N/A	N/A	N/A	N/A
Class I	2,119	19,764	2,548	23,734	16	167	190	1,953
Issued on
Reinvestment
of Distributions
Class A	4	36	12	109	3	24	8	86
Class E	3	29	4	41	N/A	N/A	N/A	N/A
Class I	97	907	101	940	35	363	61	626
Shares Redeemed
Class A	(297)	(2,750)	(834)	(7,748)	(7)	(74)	(315)	(3,249)
Class E	(21)	(196)	(26)	(244)	N/A	N/A	N/A	N/A
Class I	(441)	(4,107)	(1,218)	(11,290)	(18)	(185)	(88)	(913)
Net Increase
Resulting from
Fund Share
Transactions	1,779	$16,600	1,582	$14,735	43	$439	(60)	$(632)

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 6 − FEDERAL INCOME TAX MATTERS

The Global Income and Global Opportunities Funds commenced operations on December 31, 2014 and therefore, the following September 30, 2014 tax information is not applicable for these Funds.

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

			Emerging
	International	Global	Markets
	Fund	Fund	Fund
Cost of investments for tax purposes	$567,761,303	$42,000,704	$1,477,858,843
Gross tax unrealized appreciation	47,738,688	7,940,897	97,725,026
Gross tax unrealized depreciation	(59,484,870)	(1,848,436)	(143,830,099)
Net unrealized appreciation (depreciation)
on investments and foreign currency	(11,746,182)	6,092,461	(46,105,073)
Distributable ordinary income	420,516	503,787	23,707,423
Distributable long-term capital gains	—	2,796,569	16,361,353
Total distributable earnings	420,516	3,300,356	40,068,776
Other accumulated gains/(losses)	(85,858,088)	(24,530)	(152,039)
Total accumulated earnings	$(97,183,754)	$9,368,287	$(6,188,336)

	International
	Small Cap	Core Plus	Credit Focus
	Fund	Fund	Yield Fund
Cost of investments for tax purposes	$651,575,271	$45,974,057	$27,964,597
Gross tax unrealized appreciation	39,538,278	1,600,133	951,331
Gross tax unrealized depreciation	(55,980,152)	(460,433)	(340,374)
Net unrealized appreciation (depreciation)
on investments and foreign currency	(16,441,874)	1,139,700	610,957
Distributable ordinary income	14,505,234	23,698	6,706
Distributable long-term capital gains	11,858,340	288,913	16,688
Total distributable earnings	23,363,574	312,611	23,394
Other accumulated gains/(losses)	(77,601)	—	(8,705)
Total accumulated earnings	$9,844,099	$1,452,311	$625,646

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes. These differences are temporary.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

The tax composition of dividends for the periods ended September 30, 2014 and September 30, 2013 for the Funds, were as follows:

			Long Term		Return
	Ordinary Income		Capital Gains		of Capital
Fund	2014	2013	2014	2013	2014	2013
International Fund	$10,891,932	$22,510,115	$—	$—	$—	$251,542
Global Fund	$1,036,532	$1,506,408	$1,113,245	$470,907	$—	$—
Emerging Markets Fund	$14,025,400	$9,388,621	$9,555,433	$2,564,709	$—	$—
International Small Cap Fund	$9,125,302	$1,497,320	$5,701,907	$59,783	$—	$—
Core Plus Fund	$1,057,596	$1,307,835	$49,808	$343,555	$—	$—
Credit Focus Yield Fund	$677,304	$678,771	$35,214	$63,200	$—	$—

Pursuant to Internal Revenue Code Section 852(b)(3), the International Fund designated the amount necessary to reduce the earnings and profits related to net capital gains to zero for the tax year ended September 30, 2014.

At September 30, 2014 the Funds had capital losses expiring and capital loss carryforwards utilized as indicated below:

Fund	2018	Indefinite	Utilized
International Fund	$29,067,216	$56,792,472	$30,494,850
Global Fund	—	—	—
Emerging Markets Fund	—	—	—
International Small Cap Fund	—	—	—
Core Plus Fund	—	—	—
Credit Focus Yield Fund	—	—	—

Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the periods ended September 30, 2014, the International Fund increased undistributed net investment income/loss by $1,992,930, decreased accumulated net realized gain/loss by $1,710,111 and decreased paid in capital by $282,819, due to certain permanent book and tax differences. The Global Fund increased undistributed net investment income/loss by $1,891 and decreased accumulated net realized gain/loss by $1,891. The Emerging Markets Fund decreased undistributed net investment income/loss by $1,195,965 and, increased accumulated net realized gain/loss by $1,195,965. The International Small Cap Fund decreased undistributed net investment income/loss by $134,057 and increased accumulated net realized gain/loss by $134,057. The Core Plus Fund increased undistributed net investment income/loss by $10,523 and decreased accumulated net realized gain/loss by $10,523.  The permanent book and tax differences are primarily due to reclassification of foreign currency transactions, passive foreign investment companies (PFIC) and paydown gains and losses.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 7 − OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value per share plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75% for the International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds, and 3.75% for the Core Plus and Credit Focus Yield Funds. A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A Shares redeemed. Class C Shares include a 1.00% CDSC paid by redeeming shareholders within 12 months of purchase. As a result the redemption price may differ from the net asset value per share. The public offering prices for Class E and I shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

NOTE 8 – TRANSACTIONS WITH AFFILIATES

The following issuer was affiliated with the International Small Cap Fund as defined in Section (2)(a)(3) of the 1940 Act, as the International Small Cap Fund held 5% or more of the outstanding voting securities of the issuer during the period October 1, 2014 through March 31, 2015:

	Share			Share
	Balance At			Balance At		Value At
	October 1,			March 31,	Dividend	March 31,
Issuer Name	2014	Additions	Reductions	2015	Income	2015
Micronas
Semiconductor
Holding AG	1,779,859	115,700	—	1,895,559	$97,876	$11,956,963
					$97,876	$11,956,963

NOTE 9 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 10 − OWNERSHIP BY AFFILIATED PARTIES

As of March 31, 2015, the Adviser or affiliates of the Adviser beneficially owned more than 5% of shares of the Funds as follows:

	International Fund
	Class E
Shares	8,363
% of Total
Outstanding Shares	7.71%

	Global Fund
	Class E	Class I
Shares	7,107	962,899
% of Total
Outstanding Shares	66.55%	48.83%

	Global			Global
	Income Fund			Opportunities Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shares	9	10	62,144	9	10	129,357
% of Total
Outstanding Shares	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

	Core Plus		Credit Focus
	Fund		Yield Fund
	Class I		Class I
Shares	1,316,848		2,541,115
% of Total
Outstanding Shares	20.51%		94.99%

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited)

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT — EXISTING FUNDS

In November 2014, the Board of Trustees of the Trust, including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Brandes Investment Partners, L.P. (the “Advisor”) for an additional one-year term with respect to the Brandes International Equity Fund (the “International Fund”),  the Brandes Global Equity Fund (the “Global Fund”), the Brandes Emerging Markets Value Fund (the “Emerging Markets Fund”), the Brandes International Small Cap Equity Fund (the “Small Cap Fund”), the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”) and the Brandes Credit Focus Yield Fund (the “Credit Focus Fund”).  Each of the International Fund, Global Fund, Emerging Markets Fund, Small Cap Fund, Core Plus Fund and Credit Focus Fund is referred to below as a “Fund” and they are collectively referred to below as the “Funds.”

Information Reviewed

During the course of each year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided by the Advisor to the Funds, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, and other matters.  In addition, in connection with its annual review of the Agreement with respect to the Funds, the Board requested and reviewed supplementary information that included materials regarding the Funds’ investment results, advisory fees and expense comparisons for peer groups and categories of similar funds identified by Morningstar Associates (“Morningstar”); financial and profitability information regarding the Advisor; descriptions of various functions such as compliance monitoring and portfolio trading practices; and information about the personnel providing investment management and administrative services to the Funds.

In connection with its reviews, the Board received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees.  The independent Trustees discussed the approval of the Agreement with respect to each Fund with representatives of the Advisor at two Board meetings and in private sessions with counsel at which no representatives of the Advisor were present.  In deciding to recommend approval of the Agreement with respect to each Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor, and each Trustee did not necessarily attribute the same weight to each factor.  This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Advisor to the Funds, the Trustees reviewed among other things the quality and depth of the Advisor’s investment management staff, its regulatory compliance procedures, the day-to-day administrative services provided by the Advisor to the Funds, and the investment results of the Funds.

With respect to each Fund’s investment results, the Trustees reviewed detailed information regarding a peer group of similarly managed funds selected by Morningstar Associates, all of the funds in the larger Morningstar category of funds managed with the same general style, and the Fund’s benchmark indices.  The Trustees also discussed with representatives of Morningstar the principles used in determining the Funds’ peer groups and categories, and differences in those groups from those presented by Morningstar in connection with the Trustees’ 2013 review of the Agreement.  In addition, they reviewed the results of certain Funds considered by the Advisor to be the most direct competitors to the Funds in the Funds’ marketing channels.

The independent Trustees noted that the investment results of the I Class shares of all of the Funds were in the first or second quartiles of their respective peer groups for most of the one-year, three-year, five-year and ten-year periods ended September 30, 2014, except for the investment results of the following: the International Fund for the five-year and ten-year periods; the Credit Focus Fund for the one-year and ten-year periods; the Global Equity Fund for the five-year period; and the Core Plus Fund for the one-year period.  They also noted that the investment results of the I Class shares of all of the Funds were above those of their respective benchmark indices, except for the International Fund for the three-year, five-year and ten-year periods; the Global Fund for the one-year, three-year, five-year and since-inception periods; the Credit Focus Fund for the one-year period; and the Core Plus Fund for the since inception period.

As in their past annual reviews of the Agreement with respect to the International and Global Funds, the independent Trustees noted the Advisor’s fundamental commitment to the Graham and Dodd value strategy of investment management and that the Advisor has had little style drift compared with other value managers; considered that it is not unusual for the performance of funds managed with the long-term Graham and Dodd value strategy to fall below the performance of measurement indices for some periods, and that the investment returns from value stocks were out of favor in the markets for almost five years during the ten-year periods considered (an unprecedentedly long period since 1977); and further noted that the Funds’ investment approaches are fully described in its prospectus and the Funds’ shareholders likely were willing to accept the long-term outlook associated with the Advisor’s approach.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

Based on these discussions and reviews, the Trustees determined that under all the circumstances the investment results of the Funds were satisfactory.

Advisory Fees, Total Expenses, Profitability and Ancillary Benefits

With respect to advisory fees and total expenses of the Funds, the independent Trustees noted that:

•
The management fees for all of the Funds other than the International Small Cap Equity and Credit Focus Fund were below the median fees in their respective Morningstar peer groups.  The total expenses for all of the Funds other than the Credit Focus Fund, after waivers by the Advisor of expenses above stated expense caps, were at or below the median expenses of the funds in their respective Morningstar peer groups.  The independent Trustees also noted that the Advisor continues to waive any expenses over stated expense caps for the Funds.

•
Although the Advisor’s management fee is higher for the Funds than for its similar institutional separate accounts and, in the case of the International Fund, for other mutual funds to which the Advisor provides sub-advisory services, the Trustees noted information provided by the Advisor regarding the additional responsibilities and expenses that the Advisor incurs in sponsoring and operating the Funds.

•
As a result of discussion with the independent Trustees, the Advisor instituted fee breakpoints for the Emerging Markets Fund at the $2.5 billion and $5 billion asset levels.  The independent Trustees noted that although the Advisor’s fees for the Funds other than the International Fund and the Emerging Markets Fund do not have breakpoints as those Funds’ assets increase, the Advisor believes that it is premature to discuss economies of scale when it is subsidizing the Funds’ expenses.  The independent Trustees also noted that the Advisor had agreed to review the nature and extent of any economies of scale that it may realize as the Funds’ assets increase in the future and how such economies would be shared with the Funds’ shareholders.

In addition, the independent Trustees reviewed an analysis of the profitability to the Advisor of its relationship with the Funds and information regarding the Advisor’s financial capability to continue to provide services to the Funds in the future.  They also reviewed the methods used by the Advisor to evaluate and compensate its professional investment personnel.  Finally, they considered ancillary benefits to the Advisor as a result of its relationships with the Funds.  They noted that these were primarily related to the benefit of proprietary and third-party research provided by broker-dealers executing portfolio transactions on behalf of the Funds.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

Conclusions

Based on their review, including consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the Agreement is fair and reasonable to the Funds and their respective shareholders, that each of the factors discussed above supported renewal of the Agreement with respect to each of the Funds, and that renewal of the Agreement was in the best interests of each Fund and its shareholders.

BOARD CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT — NEW FUNDS

In November 2014, in connection with their review of the existing Funds, the board of Trustees of the Trust, including the independent Trustees, also unanimously approved the addition of the Brandes Global Opportunities Value Fund (the “Opportunities Fund”) and the Brandes Global Equity Income Fund (the “Equity Income Fund”) to the Agreement for initial two-year terms.  Each of these funds is referred to below as a “New Fund” and they are collectively referred to below as the “New Funds.”

Nature, Extent and Quality of Services

The Trustees reviewed information regarding the proposed investment approach and operations of each of the New Funds and the personnel proposed to provide investment management services to each New Fund on behalf of the Advisor. The Trustees reviewed the investment results of several pooled investment accounts, and the composite results of separate accounts, managed by the Advisor with similar policies and objectives as the proposed Opportunities Fund, for three-month, year-to-date, one year and since-inception periods ended September 30, 2104.  They also reviewed the investment results of a pooled investment account managed by the Advisor with similar objectives and policies as the Equity Income Fund, for the period since the account’s organization in January 2014.  The Trustees determined that the Advisor would have the capabilities, resources and personnel necessary to manage the New Funds and would provide each New Fund with a reasonable potential for good investment results.

Advisory Fees, Total Expenses, Profitability and Ancillary Benefits

With respect to advisory fees and total expenses of the New Funds, the independent Trustees noted that proposed fees for the Equity Income Fund were at the median for the funds in its Morningstar peer group and its estimated total expenses, after waivers by the Advisor of expenses above its proposed expense cap, were also at the median for its peer group.    They noted that the proposed fees for the Opportunities Fund were slightly above its peer group median (by 0.075%) but

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

that its estimated total expenses, after waivers by the Advisor, were only 0.02% above median.  They noted that in their initial periods of operations the New Funds would not be profitable to the Advisor and any ancillary benefits would be minimal.

Conclusions

Based on their review, including consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the addition of the New Funds to the Agreement would be fair and reasonable to the New Funds and their respective shareholders.

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

Brandes Investment Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Funds investment objectives and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

		Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee

Independent Trustees(2)

J. Michael Gaffney, CFA	Trustee	Since	Retired.	9	None
11988 El Camino Real,		June	Independent
Suite 600		2004	Consultant,
San Diego, CA 92130			NATIXIS Global
(Age 73)			Asset Management,
			North America from
			2004 to 2011.

Jean E. Carter	Trustee	Since	Retired since 2005.	9	Bridge Builder
11988 El Camino Real,	and	April			Trust
Suite 600	Chairman	2008
San Diego, CA 92130
(Age 57)

Robert M. Fitzgerald, CPA	Trustee	Since	Retired.	9	Hotchkis and
(inactive)		April			Wiley Mutual
11988 El Camino Real,		2008			Funds
Suite 600
San Diego, CA 92130
(Age 63)

Craig Wainscott, CFA	Trustee	Since	Partner with The	9	None
11988 El Camino Real,		February	Paradigm Project
Suite 600		2012	and advisor to
San Diego, CA 92130			early-stage companies.
(Age 53)

Brandes Investment Trust

INFORMATION ABOUT TRUSTEES AND OFFICERS — (Unaudited) (continued)

Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee

“Interested” Trustees(3)

Oliver Murray	Trustee	Since	Chief Executive	9	None
11988 El Camino Real,		February	Officer, Brandes
Suite 600		2012	Investment Partners
San Diego, CA 92130			& Co.; Managing
(Age 52)			Director − PMCS of
Brandes Investment
Partners, L.P., the
investment advisor
to the Funds
(the “Advisor”).

Jeff Busby, CFA	Trustee	Since	Executive Director	9	None
11988 El Camino Real,	and	July	of the Advisor.
Suite 600	President	2006
San Diego, CA 92130
(Age 54)

Officers of the Trust

Thomas M. Quinlan	Secretary	Since	Associate General	N/A	N/A
11988 El Camino Real,		June	Counsel of the
Suite 600		2003	Advisor.
San Diego, CA 92130
(Age 44)

Gary Iwamura, CPA	Treasurer	Since	Finance Director	N/A	N/A
11988 El Camino Real,		September	of the Advisor.
Suite 600		1997
San Diego, CA 92130
(Age 58)

George Stevens	Chief	Since	Director, Beacon	N/A	N/A
11988 El Camino Real,	Compliance	January	Hill Fund Services,
Suite 600	Officer	2010	Inc.
San Diego, CA 92130
(Age 64)

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

Brandes Investment Trust

PRIVACY NOTICE

Brandes Investment Partners, L.P. and the Brandes Investment Trust collect nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities.

We restrict access to your personal and account information to those personnel who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 600
San Diego, CA 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes International Equity Fund, the Brandes Global Equity Fund, the Brandes Global Equity Income Fund, the Brandes Global Opportunities Value Fund, the Brandes Emerging Markets Value Fund, the Brandes International Small Cap Equity Fund, the Brandes Core Plus Fixed Income Fund and the Brandes Credit Focus Yield Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

SEPARATELY MANAGED
ACCOUNT RESERVE TRUST

SEMI-ANNUAL REPORT

For the six months ended
March 31, 2015

Brandes Separately Managed Account Reserve Trust

Dear Shareholder,

The Brandes Separately Managed Account Reserve Trust Fund (“The Fund”) gained 3.07% during the six-month period ended March 31, 2015, underperforming the Barclays U.S. Aggregate Bond Index, which returned 3.43% in the same period.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period.  I will also discuss how the Fund is positioned for the future.

The Markets
The combination of plunging oil prices and economic weakness in emerging markets and Europe led investors to continue seeking safety in U.S. Treasuries during the period. The 10-year U.S. Treasury yield declined 57 basis points in the six months ended March 31, 2015 to close the period at 1.92%.

In March, the Federal Reserve updated its economic predictions, and, based largely on its downward economic forecasts, investors generally concluded that the central bank would keep short-term interest rates lower for a longer-than-expected timeframe.

During much of the six-month period, credit continued to flow freely to virtually any company in the market, investors continued to accept less protection in many new bond issues, money continued virtually unabated to bonds and bond funds, spreads tightened and all-in yields went dramatically lower.

Elsewhere, the European Central Bank (ECB) began its own quantitative easing program that caused interest rates across Europe to hit new all-time lows. With many euro-area government bonds trading at yields close to zero—or in some regions negative levels—foreign investors appeared to show stronger preference for U.S. debt.

The Fund
During the period, the largest detractor from performance was the Fund’s shorter average duration than the benchmark. We manage the Fund within a duration-controlled band of plus or minus 20% of the benchmark. Throughout the six-month period, we’ve maintained portfolio duration between 80% to 85% of the benchmark, as we’ve attempted to bias the Fund to perform well on a relative basis should rates start to rise.

The Fund’s weighting in corporate bonds was the largest positive contributor to relative performance. Within this area, we saw strong performance from securities in the utilities and industrials sectors.  Specifically within industrials, U.K.-based retailer Marks & Spencer and security monitoring firm ADT Inc. have contributed positively to returns.

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The Fund’s underweight position versus the benchmark in the mortgage-backed security (MBS) sector also aided relative performance. The MBS sector saw negative excess returns relative to U.S. Treasury securities in the first quarter as the market has had to come to grips with supply that would not be backstopped by the Fed for the first time in a few years. The sustained rally in interest rates has exacerbated these concerns, giving way to fears that the supply of new-issue MBS could be greater this year than originally forecast, as the combination of low rates and continued improvement in consumer balance sheets could lead to strong purchase and refinance activity in the mortgage market.

During the six-month period, the Fund initiated three notable new positions and added to a few existing credits whose spreads drifted wider. In the fourth quarter of 2014, we purchased Tenet Healthcare bonds (8% coupon rate, maturing in August 2020 and a rating of B3/CCC+). Tenet Healthcare acquired Tenet Healthcare Vanguard Health Systems in late-2013 which increased leverage.  There has been meaningful post-merger cost cutting, which has led to growing cash flow. Additionally, the Affordable Care Act has been beneficial to the company on two fronts: 1) There has been a decline in bad debt expenses as less uninsured are flowing through Tenet hospitals and 2) Tenet is seeing growing volumes as more patients are willing to use hospitals due to having insurance.

Finally, we believe Tenet’s debt is well covered based on transaction values in the marketplace and the fact that the business historically has not been economically sensitive. The specific Tenet issue we purchased is the last of its high-cost debt. Therefore, we believe the company has strong incentive to call the bond when possible (first call date August 2015) and replace it with a lower-cost alternative.

We also made notable add-on purchases to existing credits: ADT Corp (3.5% coupon rate, maturing in July 2022 and a rating of Ba2/BB-) and Sappi Papier (8.375% coupon rate, maturing in July 2019 and a rating of Ba2/BB). ADT Corp was in the market with new-issue debt during the fourth quarter of 2014 to refinance existing bank debt. There was tepid demand for the new deal and it was eventually sized-down at $400 million from an initial target of $500 million and the credit spread at pricing was widened 75 basis points from the initial price talk.  The noise around the new deal caused our bond to trade down and we took the opportunity to increase our weighting. The issue we purchased from Sappi Papier (South African Paper Company) is a high-coupon security with a call in June 2015. This specific security is the second-highest coupon outstanding and highest among Sappi Papier’s U.S. dollar issues. We view the issue as likely to be called this June. It is considered a first-lien paper—giving us a claim on physical plant assets.

In the first quarter of 2015, the Fund initiated two new positions: Tesco Plc and British Petroleum (BP). Tesco (5.50% coupon rate, maturing in November 2017 and

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a rating of Ba1/BB+) is a leading U.K.-based food retailer that has approximately 30% of the grocery market. The food staples & retailing industry is historically defensive in nature, but Tesco is facing increased competition from traditional grocers and discount retailers. In our view, these negative headwinds are offset by 1) scale, which allows Tesco to operate more efficiently compared to many of its competitors, 2) strong liquidity, and 3) asset coverage in the form of real estate. We believe the company’s potential longer-term margin erosion from increased competitive pressure is mitigated to a great extent by the short maturity of this security.

BP (3.506% coupon rate, maturing in March 2025 and a rating of A2/A) was the Fund’s first purchase in the energy sector since the dramatic selloff in the price of oil in the fourth quarter of 2014. As an integrated energy major (i.e., one of the world’s biggest oil producers), we believe BP is better positioned than many in the industry to weather the slump in oil prices. BP is able to derive revenues from segments that are less tied to the absolute price of oil such as refining and downstream operations (i.e., service stations). BP has also been more aggressive in cutting costs than many of its peers.  The company is not without its issues, which include still unresolved liabilities related to the Gulf of Mexico spill in 2010 and some exposure to Russia, but we believe BP’s healthy cash balance and strong balance sheet mitigate most of these risks.

Our Outlook
The market has had pockets of volatility in the period where it became more interesting in certain sectors, providing us with opportunities to add to existing positions and purchase a few new securities. Overall, however, any backup in credit spreads has been largely met with robust buying. Therefore, we remain cautious.

A case in point is the high-yield energy sector, where we started to see some cracks forming in the first quarter of 2015. Two companies, Quicksilver Resources and BPZ Resources, filed for bankruptcy protection. Another company, American Eagle Energy Corp. seems to be headed down the bankruptcy path after it missed the first coupon payment on a $175-million bond it issued in August last year. Think about that for a minute: A company that was able to place a $175-million debt with seemingly eager buyers less than six months ago is likely headed to chapter 11 already.

According to Bloomberg, there has been $120 billion in high-yield energy debt issued over the past three years.1  Our initial review of the high-yield energy sector is that there have been a large number of marginal businesses that have had access to cheap financing principally due the insatiable desire for any yield in the market. There is a

1	Bloomberg News, “Driller that Skipped Bond Coupon Said to Start Debt Talks”, 3/24/15 http://www.bloomberg.com/news/articles/2015-03-24/driller-that-skipped-first-bond-coupon-said-to-start-debt-talks

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lot of leverage in the sector and we believe there is a high potential for additional missed debt-service payments and/or for significant impairment to enterprise values if oil prices stay low for a prolonged period. We suspect there will be an increasing number of stories like American Eagle Energy Corp. in the coming months.

If there is disruption in the market due to debt impairments in the high-yield energy sector, selling pressure in the bank loan sector, or a more general uptick in market volatility, we stand ready to redeploy our cash and liquid U.S. Treasury into additional value opportunities.

We hold the view that these are unprecedented times in the bond markets—requiring discipline and vigilance—and where we continue to adhere to a measured and deliberate approach to security selection while selectively looking to add mispriced yield.

The Fund remains biased for higher interest rates. In this environment, we have a strong preference for asset-rich credits and shorter maturities. We believe that a careful path, rooted in Graham-and-Dodd, value-based principles, remains the most prudent approach for protecting capital and adding value to the Fund over the coming years.

As always, thank you for your business and the trust you have placed in us.

Sincerely yours,

The Brandes Fixed Income Investment Committee
Brandes Investment Trust

Timothy Doyle, CFA, Chuck Gramling, CFA, David Gilson, CFA

Past performance does not guarantee future results.

Market conditions may impact performance.  The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

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International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes, political instability, differences in financial reporting standards and less stringent regulation of securities markets; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States.  Stock and bond prices will experience market fluctuations.  Please note that the value of government securities and bonds in general have an inverse relationship to interest rates.  Bonds carry the risk of default, or the risk that an issuer will be unable to make income or principal payment.  There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information.  Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The Fund may hold illiquid securities which may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value. The Fund is actively managed, and may frequently buy and sell securities. Frequent trading increases a Fund’s portfolio turnover rate and may increase transaction costs, such as brokerage commissions and taxes, which in turn could detract from the Fund’s performance.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P., in the United States and Canada.

Must be preceded or accompanied by a prospectus.

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Index Guide:
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.

There is no assurance that a forecast will be accurate. Because of the many variables involved, an investor should not rely on forecasts without realizing their limitations.

Moody’s ratings (highest to lowest): Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with numerical modifiers 1, 2, and 3. Standard and Poor’s ratings (highest to lowest): AAA, AA, A, BBB, BBB-, BB+,BB, CCC, CC, C, D, with + or – signs to show relative standings within the major ratings categories.

Basis point: A unit that is equal to 1/100th of 1% and is used to denote a change in a financial instrument.

Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Enterprise value: Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Yield: annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment

Cash flow: Movement of money out of or into a business.

The Brandes Separately Managed Account Trust Fund is distributed by Quasar Distributors, LLC.

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The following chart compares the value of a hypothetical $10,000 investment in the Separately Managed Account Reserve Trust from its inception (October 3, 2005) to March 31, 2015 as compared with the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index.

Cumulative Performance of $10,000 Investment
Since Inception (Unaudited)

	Average Annual Total Return
	Periods Ended March 31, 2015
				Since
	One	Three	Five	Inception
	Year	Years	Years	(10/3/05)
Separately Managed Account
Reserve Trust	5.10%	6.87%	8.37%	6.16%
Barclays Capital
U.S. Aggregate Index	5.72%	3.10%	4.41%	4.97%
Barclays Capital
U.S. Intermediate Credit Index	4.30%	3.73%	4.88%	5.25%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

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The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

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Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015 (the “Period”).

Actual Expenses
This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
Separately Managed Account
Reserve Trust**	$1,000.00	$1,030.70	0.00%	$0.00

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Hypothetical Example for Comparison Purposes
This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
Separately Managed Account
Reserve Trust**	$1,000.00	$1,024.93	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half-year period).
**
No expenses have been charged to the SMART Fund over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

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SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited)

	Principal
	Amount	Value
MORTGAGE RELATED SECURITIES – 0.17%

Collateralized Mortgage Obligations – 0.01%
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR14, 5.957%, 10/25/2036(c)	$13,339	$12,920

Sub-Prime Mortgages – 0.16%
Structured Asset Investment Loan Trust
Series A3, 0.934%, 07/25/2035	259,658	258,855
TOTAL MORTGAGE RELATED SECURITIES
(Cost $268,426)		$271,775

US GOVERNMENTS – 22.79%

Sovereign – 22.79%
United States Treasury Bond
4.750%, 02/15/2037	$1,535,000	$2,160,034
United States Treasury Note
3.375%, 11/15/2019	9,320,000	10,177,002
2.000%, 11/15/2021	12,465,000	12,744,490
2.000%, 02/15/2023	10,775,000	10,950,094
TOTAL US GOVERNMENTS
(Cost $34,229,964)		$36,031,620

	Shares	Value
PREFERRED STOCKS – 5.47%

Consumer Finance – 2.13%
Ally Financial, Inc., 8.500%	126,200	$3,365,754

Technology Hardware – 3.34%
Pitney Bowes International Holdings, Inc., 6.125%(a)	4,969	5,290,432
TOTAL PREFERRED STOCKS
(Cost $8,046,802)		$8,656,186

	Principal
	Amount	Value
ASSET BACKED SECURITIES – 3.15%

Student Loan – 3.15%
SLM Private Credit Student Loan Trust
Series 2004-B, 0.701%, 09/15/2033	$1,500,000	$1,327,955
Series 2005-A, 0.581%, 12/15/2038	1,865,000	1,667,276
Series 2006-A, 0.561%, 06/15/2039	2,200,000	1,979,443
TOTAL ASSET BACKED SECURITIES
(Cost $4,803,059)		$4,974,674

The accompanying notes are an integral part of this Schedule of Investments.

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SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

	Principal
	Amount	Value
CORPORATE BONDS – 67.06%

Automobiles – 1.13%
Chrysler Group LLC
8.250%, 06/15/2021	$1,615,000	$1,791,213

Banks & Thrifts – 9.06%
First Horizon National Corp.
5.375%, 12/15/2015	1,780,000	1,825,935
JP Morgan Chase & Co.
7.900%, Perpetual	6,305,000	6,785,756
Regions Financial Corp.
5.750%, 06/15/2015	3,890,000	3,924,504
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	1,500,000	1,790,222
		14,326,417
Building Materials – 8.36%
CRH America, Inc.
6.000%, 09/30/2016	2,000,000	2,133,044
Masco Corp.
6.125%, 10/3/2016	4,635,000	4,939,056
Mohawk Industries, Inc.
6.125%, 01/15/2016	3,061,000	3,177,465
Owens Corning
6.500%, 12/1/2016	44,000	47,307
USG Corp.
6.300%, 11/15/2016	2,790,000	2,922,525
		13,219,397
Commercial Services & Supplies – 1.94%
The ADT Corp.
3.500%, 07/15/2022	3,370,000	3,066,700

Diversified Financial Services – 1.62%
Voya Financial, Inc.
5.500%, 07/15/2022	2,220,000	2,565,425

Electric Utilities – 9.90%
DPL, Inc.
7.250%, 10/15/2021	2,100,000	2,231,250
EDP Finance BV
4.900%, 10/1/2019(a)	4,450,000	4,730,617
FirstEnergy Corp.
7.375%, 11/15/2031	3,950,000	5,016,204
Israel Electric Corporation Ltd.
7.250%, 01/15/2019(a)	3,275,000	3,676,187
		15,654,258

The accompanying notes are an integral part of this Schedule of Investments.

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SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

	Principal
	Amount	Value
Energy – 1.06%
Valero Energy Corp.
9.375%, 03/15/2019	$1,340,000	$1,678,452

Food & Staples Retailing – 1.18%
Tesco Plc
5.500%, 11/15/2017(a)	1,745,000	1,874,259

Food, Beverage & Tobacco – 3.08%
Tyson Foods, Inc.
6.600%, 04/1/2016	4,615,000	4,868,391

Forest Products & Paper – 2.59%
Sappi Papier Holding GmbH
8.375%, 06/15/2019(a)	1,220,000	1,311,500
6.625%, 04/15/2021(a)	2,650,000	2,779,188
		4,090,688
Health Care Providers & Services – 1.89%
Laboratory Corp. of America Holdings
3.750%, 08/23/2022	1,250,000	1,304,946
Tenet Healthcare Corp.
8.000%, 08/1/2020	1,605,000	1,685,250
		2,990,196
Homebuilders – 8.32%
Centex Corp.
6.500%, 05/1/2016	2,695,000	2,823,012
Lennar Corp.
5.600%, 05/31/2015	5,050,000	5,062,625
Toll Brothers Finance Corp.
5.150%, 05/15/2015	4,235,000	4,245,588
Urbi Desarrollos Urbanos SA
9.500%, 01/21/2020(a)(b)(c)	9,235,000	1,020,468
		13,151,693
Insurance – 4.34%
American International Group, Inc.
6.400%, 12/15/2020	2,785,000	3,373,513
CNA Financial Corp.
7.350%, 11/15/2019	1,700,000	2,044,923
5.875%, 08/15/2020	1,250,000	1,445,725
		6,864,161
Media – 1.06%
McGraw Hill Financial, Inc.
5.900%, 11/15/2017	1,525,000	1,677,091

The accompanying notes are an integral part of this Schedule of Investments.

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SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

	Principal
	Amount	Value
Metals & Mining – 0.84%
ArcelorMittal SA
5.500%, 03/1/2021	$1,255,000	$1,333,438

Oil, Gas & Consumable Fuels – 5.85%
BP Capital Markets Plc
3.506%, 03/17/2025	2,110,000	2,152,107
Chesapeake Energy Corp.
6.625%, 08/15/2020	3,555,000	3,670,537
Cloud Peak Energy, Inc.
6.375%, 03/15/2024	1,902,000	1,645,230
Kinder Morgan, Inc.
7.000%, 06/15/2017	1,610,000	1,775,893
		9,243,767
Pharmaceutical – 0.87%
Valeant Pharmaceuticals International
6.750%, 08/15/2018(a)	1,300,000	1,369,875

Retail – 2.37%
Marks & Spencer Plc
7.125%, 12/1/2037(a)	2,975,000	3,753,474

Telecommunications – 1.60%
Telecom Italia Capital SA
6.999%, 06/4/2018	840,000	935,025
Telefonica Emisiones SAU
5.462%, 02/16/2021	1,390,000	1,588,539
		2,523,564
TOTAL CORPORATE BONDS
(Cost $98,745,402)		$106,042,459

The accompanying notes are an integral part of this Schedule of Investments.

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SCHEDULE OF INVESTMENTS — March 31, 2015 (Unaudited) (continued)

	Principal
	Amount	Value
REPURCHASE AGREEMENTS – 0.35%
State Street Bank and Trust Repurchase Agreement,
(Dated 03/31/15), due 04/01/15, 0.00% [Collateralized
by $565,000 Fannie Mae Bond, 2.17%, 11/07/22,
(Market Value $561,893)] (proceeds $546,393)	$546,393	$546,393
TOTAL REPURCHASE AGREEMENTS (Cost $546,393)		$546,393
Total Investments (Cost $146,640,046) – 98.99%		$156,523,107
Other Assets in Excess of Liabilities – 1.01%		1,602,966
TOTAL NET ASSETS – 100.00%		$158,126,073

Percentages are stated as a percent of net assets.

(a)
Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $25,806,000 which represents 16.32% of total net assets.

(b)	In default.
(c)	These securities have limited liquidity and represent $1,033,388 or 0.65% of the Fund’s net assets and are classified as Level 2 securities. See Note 2 in the Notes to Financial Statements.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of this Schedule of Investments.

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STATEMENT OF ASSETS AND LIABILITIES — March 31, 2015 (Unaudited)

ASSETS
Investments in securities, at cost	$146,640,046
Investment in securities, at value	$156,523,107
Receivables:
Fund shares sold	397,695
Dividends and interest	2,163,725
Total Assets	159,084,527
LIABILITIES
Payables:
Fund shares redeemed	954,098
Dividends payable	4,356
Total Liabilities	958,454
NET ASSETS	$158,126,073
COMPONENTS OF NET ASSETS
Paid-in capital	$178,704,649
Undistributed net investment income	2,719
Accumulated net realized loss on investments	(30,464,356)
Net unrealized appreciation on investments	9,883,061
Total Net Assets	$158,126,073
Net asset value, offering price and redemption proceeds per share
Net Assets	$158,126,073
Shares outstanding (unlimited shares authorized without par value)	17,392,740
Offering and redemption price	$9.09

The accompanying notes to financial statements are an integral part of this statement.

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STATEMENT OF OPERATIONS — For the Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Income
Dividend income	$191,632
Interest income	3,410,019
Total Income	3,601,651
Expenses (Note 3)
Total expenses	—
Less reimbursement / waiver	—
Total expenses net of reimbursement / waiver	—
Net investment income	3,601,651
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(3,103,924)
Net change in unrealized appreciation on investments	4,137,961
Net realized loss and unrealized gain on investments	1,034,037
Net Increase in net assets resulting from operations	$4,635,688

The accompanying notes to financial statements are an integral part of this statement.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	(Unaudited)
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,601,651	$6,712,613
Net realized gain (loss) on investments	(3,103,924)	594,835
Net change in unrealized appreciation on investments	4,137,961	1,545,293
Net increase in net assets
resulting from operations	4,635,688	8,852,741
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,598,932)	(6,988,855)
Decrease in net assets from distributions	(3,598,932)	(6,988,855)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	30,348,874	39,454,142
Net asset value of shares issued
on reinvestment of distributions	3,576,249	6,898,576
Cost of shares redeemed	(15,126,143)	(36,195,560)
Net increase in net assets
from capital share transactions	18,798,980	10,157,158
Total increase in net assets	19,835,736	12,021,044
NET ASSETS
Beginning of the Year	138,290,337	126,269,293
End of the Year	$158,126,073	$138,290,337
Undistributed net investment income	$2,719	$—

The accompanying notes to financial statements are an integral part of this statement.

18

Brandes Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS

	Six Months
	Ended		Year Ended September 30,
	March 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value,
beginning of period	$9.03		$8.89	$9.01	$8.32	$8.46	$7.46
Income (Loss) from
investment operations:
Net investment income(2)	0.22		0.46	0.51	0.49	0.52	0.60
Net realized and unrealized
gain/(loss) on investments	0.06		0.16	(0.12)	0.73	(0.12)	0.97
Total from investment operations	0.28		0.62	0.39	1.22	0.40	1.57
Less dividends and distributions:
Dividends from net
investment income	(0.22)		(0.48)	(0.51)	(0.53)	(0.54)	(0.57)
Total dividends and distributions	(0.22)		(0.48)	(0.51)	(0.53)	(0.54)	(0.57)
Net asset value, end of period	$9.09		$9.03	$8.89	$9.01	$8.32	$8.46
Total return	3.07	%(3)	7.13%	4.42%	15.13%	4.61%	21.81%
Net assets, end
of period (millions)	$158.1		$138.3	$126.3	$141.6	$142.4	$158.5
Ratio of expenses
to average net assets(1)	0.00	%(4)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income
to average net assets(1)	4.76	%(4)	5.12%	5.61%	5.66%	5.98%	7.53%
Portfolio turnover rate	7.95	%(3)	21.61%	28.88%	27.44%	56.16%	36.90%

(1)
Reflects the fact that no fees or expenses are incurred by the Fund.  The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor.  Participants in these programs pay a “wrap” fee to the sponsor of the program.

(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

19

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)

NOTE 1 − ORGANIZATION

The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in debt securities and seeks to maximize total return.

NOTE 2 − SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest (which is recorded in the Schedule of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing the Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B.
Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign

20

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period.  The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.
Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market values of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors.  The Fund did not have any open commitments on delayed delivery securities as of March 31, 2015.

D.
Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.

E.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.

F.
Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into

21

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.
Accounting for Uncertainty in Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Trust to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2011 through 2014). As of March 31, 2015, the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2014. The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.
Fair Value Measurements. The Trust has adopted accounting principles generally accepted in the United States of America (“US GAAP”) related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 — Other significant observable market inputs including quoted prices for similar instruments in active markets; quoted adjusted prices in

22

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among broker market makers.

Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

I.
Security Valuation. Bonds and other fixed-income securities (other than repurchase agreements and demand notes) are valued using the bid price on the day of the valuation provided by an independent pricing service.

Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.

Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless the Advisor determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).

The Trust has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly

23

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar

24

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

rolls are accounted for as purchase and sale transactions, which may increase the Fund’s portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy only if there are significant observable inputs used.

Common stocks, exchange-traded fund shares and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded fund shares, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. None of the Fund’s securities were fair valued utilizing this method as of March 31, 2015.

Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. If, on a particular day, a share price of an investment company is not readily available, such securities are fair valued in accordance with the fair value procedures of the Trust. Investments in privately held investment funds are valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes

25

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The following is a summary of the inputs used, as of March 31, 2015, involving the Fund’s assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investment in Securities
SMART Fund
Preferred Stocks	$3,365,754	$5,290,432	$—	$8,656,186
Asset Backed Securities	—	4,974,674	—	4,974,674
Corporate Bonds	—	106,042,459	—	106,042,459
Government Securities	—	36,031,620	—	36,031,620
Mortgage Backed Securities	—	271,775	—	271,775
Repurchase Agreements	—	546,393	—	546,393
Total Investments in Securities	$3,365,754	$153,157,353	$—	$156,523,107

There were no transfers into or out of Levels 1 and 2 for the Fund during the reporting period.
There were no Level 3 securities in the Fund at the beginning or the end of the six month period ended March 31, 2015.

NOTE 3 − INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.
Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option.

Certain officers and Trustees of the Trust are also officers of the Advisor.

26

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

B.
Administration Fee. U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. For its services, the Administrator receives an annual fee at the rate of 0.03% of the Trust’s average daily net assets for the first $1 billion in net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per series of the Trust per annum which is allocated among the series based on their average net assets. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.

C.
Distribution and Service Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. All of the Fund’s distribution fees are paid by the Advisor.

NOTE 4 − PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the six months ended March 31, 2015:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$15,102,014	$4,107,284	$17,339,581	$7,044,509

NOTE 5 − CAPITAL STOCK TRANSACTIONS

The Fund’s capital stock activity in shares and dollars during the six months ended March 31, 2015, and the year ended September 30, 2014, was as follows (shares and dollar amounts in thousands):

	Six Months Ended		Year Ended
	3/31/15		9/30/14
	Shares	Amount	Shares	Amount
Shares Sold	3,344	$30,349	4,348	$39,454
Issued on Reinvestment of Distributions	394	3,576	761	6,899
Shares Redeemed	(1,667)	(15,126)	(3,995)	(36,196)
Net Increase Resulting
from Fund Share Transactions	2,071	$18,799	1,114	$10,157

27

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 6 − FEDERAL INCOME TAX MATTERS

As of September 30, 2014, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$133,621,693
Gross tax unrealized appreciation	10,209,633
Gross tax unrealized depreciation	(4,607,242)
Net unrealized appreciation on investments	5,602,391
Distributable ordinary income	—
Distributable long-term capital gains	—
Total distributable earnings	—
Other accumulated losses	(27,217,723)
Total accumulated losses	$(21,615,332)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax basis unrealized depreciation on investments and foreign currency is due primarily to timing differences resulting from wash sale transactions. These differences are temporary.

As of September 30, 2014, the Fund had capital losses expiring on September 30, 2017, 2018 and 2019 in the amounts of $12,139,741, $6,084,748 and $6,501,831, respectively. As of September 30, 2014, the Fund had a capital loss with an indefinite expiration in the amount of $2,491,403.

The tax composition of dividends for the periods ended September 30, 2014 and September 30, 2013 for the Fund were as follows:

		Long Term		Return
Ordinary Income		Capital Gains		of Capital
2014	2013	2014	2013	2014	2013
$6,936,413	$7,462,478	$ —	$ —	$52,442	$ —

Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2014, as a result of its reclassifications the Fund’s undistributed net investment income was increased by $74,190, accumulated net realized loss was decreased by $21,748 and decreased paid in capital by $52,442.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

28

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 7 − RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

29

Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited)

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In November 2014 the Board of Trustees of the Trust, including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Brandes Investment Partners, L.P. (the “Advisor”) with respect to the SMART Fund (the “Fund”) for an additional one-year term.

Information Reviewed

During the course of each year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided to the Fund by the Advisor, including reports on the Fund’s investment results, portfolio composition, portfolio trading practices, and other matters.  In addition, in connection with its annual review of the Agreement with respect to the Fund, the Board requested and reviewed supplementary information that included materials regarding the Fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding the Advisor, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund.

In connection with its reviews, the Board received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees.  The independent Trustees discussed the approval of the Agreement with respect to the Fund with representatives of the Advisor and in private sessions with counsel at which no representatives of the Advisor were present.  In deciding to recommend approval of the Agreement with respect to the Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor, and each Trustee did not necessarily attribute the same weight to each factor.  This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Advisor to the Fund, the Trustees reviewed among other things the quality and depth of the Advisor’s investment management staff, its regulatory compliance procedures, the day-to-day administrative services provided by the Advisor to the Fund and the investment results of the Fund.

The Trustees noted that the Fund’s investment results gross of fees (which are paid by the Advisor) were in the first quartile of the results of a peer group of

30

Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

funds identified by Morningstar Associates (“Morningstar”) for the one-year, three-year and five-year periods ended September 30, 2014; were in the first quartile of the larger group of funds in its Morningstar Intermediate-Term Bond Fund category for each of those periods; and were above its benchmark indices (the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index) for the one-year, three-year, five-year and since-inception periods ended September 30, 2014.  They concluded that the Fund’s performance was satisfactory.

Advisory Fees, Total Expenses, Profitability and Ancillary Benefits

The Trustees noted that the Fund does not incur any advisory fees or other expenses, all of which are paid by the Advisor, and as a result the Advisor’s relationship with the Fund alone is not profitable.  The Board also considered ancillary benefits to the Advisor as a result of its relationship with the Fund.  They noted that these were primarily related to the Advisor’s receipt of wrap account fees from Fund shareholders through various broker-dealer sponsors that are not affiliated with either the Fund or the Advisor, and the benefit of proprietary and third-party research provided by broker-dealers executing portfolio transactions on behalf of the Fund.

Conclusions

Based on their review, including consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that each of the factors discussed above supported renewal of the Agreement, and that renewal of the Agreement was in the best interests of the Fund and its shareholders.

31

Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http:// www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

32

Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

		Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee

Independent Trustees(2)

J. Michael Gaffney, CFA	Trustee	Since	Retired.	9	None
11988 El Camino Real,		June	Independent
Suite 600		2004	Consultant,
San Diego, CA 92130			NATIXIS Global
(Age 73)			Asset Management,
			North America from
			2004 to 2011.

Jean E. Carter	Trustee	Since	Retired since 2005.	9	Bridge Builder
11988 El Camino Real,	and	April			Trust
Suite 600	Chairman	2008
San Diego, CA 92130
(Age 57)

Robert M. Fitzgerald, CPA	Trustee	Since	Retired.	9	Hotchkis and
(inactive)		April			Wiley Mutual
11988 El Camino Real,		2008			Funds
Suite 600
San Diego, CA 92130
(Age 63)

Craig Wainscott, CFA	Trustee	Since	Partner with The	9	None
11988 El Camino Real,		February	Paradigm Project
Suite 600		2012	and advisor to
San Diego, CA 92130			early-stage companies.
(Age 53)

33

Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee

“Interested” Trustees(3)

Oliver Murray	Trustee	Since	Chief Executive	9	None
11988 El Camino Real,		February	Officer, Brandes
Suite 600		2012	Investment Partners
San Diego, CA 92130			& Co.; Managing
(Age 52)			Director − PMCS of
Brandes Investment
Partners, L.P., the
investment advisor
to the Funds
(the “Advisor”).

Jeff Busby, CFA	Trustee	Since	Executive Director	9	None
11988 El Camino Real,	and	July	of the Advisor.
Suite 600	President	2006
San Diego, CA 92130
(Age 54)

Officers of the Trust

Thomas M. Quinlan	Secretary	Since	Associate General	N/A	N/A
11988 El Camino Real,		June	Counsel of the
Suite 600		2003	Advisor.
San Diego, CA 92130
(Age 44)

Gary Iwamura, CPA	Treasurer	Since	Finance Director	N/A	N/A
11988 El Camino Real,		September	of the Advisor.
Suite 600		1997
San Diego, CA 92130
(Age 58)

George Stevens	Chief	Since	Director, Beacon	N/A	N/A
11988 El Camino Real,	Compliance	January	Hill Fund Services,
Suite 600	Officer	2010	Inc.
San Diego, CA 92130
(Age 64)

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

34

Brandes Separately Managed Account Reserve Trust

PRIVACY POLICY

Brandes Investment Partners, L.P. and the Brandes Investment Trust collect nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities.

We restrict access to your personal and account information to those personnel who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

35

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ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 600
San Diego, CA 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
No changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the registrant’s Form N-CSR filed January 7, 2005.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Brandes Investment Trust

By (Signature and Title)*    /s/ Jeff Busby
Jeff Busby, President

Date     June 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeff Busby
Jeff Busby, President

Date     June 1, 2015

By (Signature and Title)*    /s/ Gary Iwamura
Gary Iwamura, Treasurer

Date     June 1, 2015

* Print the name and title of each signing officer under his or her signature.